                          CONVERSION VALUATION REPORT
                          ---------------------------

                        Valued as of February 27, 1998


                          NORTHFIELD FEDERAL SAVINGS
                              Baltimore, Maryland


                                 Prepared By:


                              Ferguson & Company
                                   Suite 305
                           860 West Airport Freeway
                              Hurst, Texas  76054
                                 817/577-9558

[FERGUSON & COMPANY LETTERHEAD APPEARS HERE]

                     STATEMENT OF APPRAISER'S INDEPENDENCE
                          NORTHFIELD FEDERAL SAVINGS
                              Baltimore, Maryland
                              -------------------

     We are the appraiser for Northfield Federal Savings ("Northfield" or "Bank") in connection with its mutual to stock conversion. We are submitting our independent estimate of the pro forma market value of the Bank's stock to be issued in the conversion. In connection with our appraisal of the Bank's to-be-issued stock, we have received a fee which was not related to the estimated final value. The estimated pro forma market value is solely the opinion of our company and it was not unduly influenced by the Bank, its conversion counsel, its selling agent, or any other party connected with the conversion.

     Northfield has agreed to indemnify Ferguson & Company under certain circumstances against liabilities arising out of our services. Specifically, we are indemnified against liabilities arising from our appraisal except to the extent such liabilities are determined to have arisen because of our negligence or willful conduct.

                                    Ferguson & Company

                                    /s/ Robin L. Fussell

                                    Robin L. Fussell
                                    Principal

March 6, 1998

[FERGUSON & COMPANY LETTERHEAD APPEARS HERE]

                                 March 6, 1998

Board of Directors
Nothfield Federal Savings
1844 East Joppa Road
Baltimore, Maryland 21234

Dear Directors:

  We have completed and hereby provide, as of February 27, 1998, an independent appraisal of the estimated pro forma market value of Northfield Federal Savings ("Northfield" or the "Bank"), Baltimore, Maryland, in connection with the conversion of Northfield from the mutual to stock form of organization ("Conversion"). This appraisal report is furnished pursuant to the regulatory filing of the Bank's Application for Conversion ("Form AC") with the Office of Thrift Supervision ("OTS").

  Ferguson & Company ("F&C") is a consulting firm that specializes in providing financial, economic, and regulatory services to financial institutions. The background and experience of F&C is presented in Exhibit I. We believe that, except for the fees we will receive for preparing the appraisal, we are independent. F&C personnel are prohibited from owning stock in conversion clients for a period of at least one year after conversion.

  In preparing our appraisal, we have reviewed Northfield's Application for Approval of Conversion, including the Proxy Statement as filed with the OTS. We conducted an analysis of Northfield that included discussions with Anderson Associates, LLP, the Bank's independent auditors, and with Housley Kantarian & Bronstein, P.C., the Bank's conversion counsel. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

  We also reviewed the economy in Northfield's primary market area and compared the Bank's financial condition and operating results with that of selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for thrifts stocks in particular.

  Our appraisal is based on Northfield's representation that the information contained in the Form AC and additional evidence furnished to us by the Bank and its independent auditors are truthful, accurate, and complete. We did not independently verify the financial statements and other information provided by Northfield and its auditors, nor did we independently value the Bank's assets or liabilities. The valuation considers Northfield only as a going concern and should not be considered an indication of its liquidation value.

  It is our opinion that, as of February 27, 1998, the estimated pro forma market value of Northfield was $4,500,000, or 450,000 shares at $10.00 per share. The resultant valuation range was $3,825,000 at the minimum (382,500 shares at $10.00 per share) to $5,175,000 at the maximum (517,500 shares at $10.00 per share), based on a range of 15 percent below and above the midpoint valuation. The supermaximum was $5,951,250 (595,125 shares at $10.00 per share).

Board of Directors
March 6, 1998
Page 2

  Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank's pro forma market value. F&C is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

  Our opinion is based on circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Northfield, could materially affect the assumptions used in preparing this appraisal.

  The valuation reported herein will be updated as provided in the OTS conversion regulations and guidelines. Any updates will consider, among other things, any developments or changes in Northfield's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments will be made to the estimated pro forma market value. The reasons for any such adjustments will be explained in detail at the time.

                                        Respectfully,
                                        FERGUSON & COMPANY

                                        /s/ Robin L. Fussell

                                        Robin L. Fussell
                                        Principal

                               TABLE OF CONTENTS

                          Northfield Federal Savings

                              Baltimore, Maryland

                                                                           PAGE
                                                                           ----
INTRODUCTION                                                                  1

SECTION I. - FINANCIAL CHARACTERISTICS                                        1

PAST & PROJECTED ECONOMIC CONDITIONS                                          1

FINANCIAL CONDITION OF INSTITUTION                                            2

     Balance Sheet Trends                                                     2

     Asset/Liability Management                                               2

     Income and Expense Trends                                                2

     Regulatory Capital Requirements                                          2

     Lending                                                                  2

     Nonperforming Assets                                                     3

     Classified Assets                                                        3

     Loan Loss Allowance                                                      3

     Mortgage-Backed Securities and Investments                               3

     Savings Deposits                                                         3

     Borrowings                                                               3

     Subsidiaries                                                             3

     Legal Proceedings                                                        4

EARNINGS CAPACITY OF THE INSTITUTION                                          4

     Asset-Size-Efficiency of Asset Utilization                               4

     Intangible Values                                                        4

     Effect of Government Regulations                                         4

     Office Facilities                                                        4

SECTION II - MARKET AREA                                                      1

DEMOGRAPHICS                                                                  1

FERGUSON & COMPANY
------------------

                          TABLE OF CONTENTS - CONTINUED

                           Northfield Federal Savings

                               Baltimore, Maryland


                                                                           PAGE
                                                                           ----
SECTION III - COMPARISON WITH PUBLICLY TRADED THRIFTS                         1

COMPARATIVE DISCUSSION                                                        1

     Selection Criteria                                                       1

     Profitability                                                            2

     Balance Sheet Characteristics                                            2

     Risk Factors                                                             2

     Summary of Financial Comparison                                          2

FUTURE PLANS                                                                  3

SECTION IV - CORRELATION OF MARKET VALUE                                      1

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED                               1

     Financial Aspects                                                        1

     Market Area                                                              2

     Management                                                               2

     Dividends                                                                2

     Liquidity                                                                3

     Thrift Equity Market Conditions                                          3

MARYLAND ACQUISITIONS                                                         3

EFFECT OF INTEREST RATES ON THRIFT STOCK                                      4

     Adjustments Conclusion                                                   6

     Valuation Approach                                                       6

     Valuation Conclusion                                                     7

FERGUSON & COMPANY
------------------


                          TABLE OF CONTENTS - CONTINUED

                           Northfield Federal Savings

                               Baltimore, Maryland




  TABLE
  NUMBER                            TABLE TITLE                            PAGE
  ------                            -----------                            ----

          SECTION I  -  FINANCIAL CHARACTERISTICS

    1     Selected Financial Data                                            5
    2     Operating Ratios                                                   6
    3     Interest Rate Shock                                                7
    4     Regulatory Capital Compliance                                      8
    5     Loan Portfolio Composition                                         9
    6     Loan Origination, Purchase, and Repayment Activity                 10
    7     Average Balances, Rates, and Yields                                11
    8     Rate/Volume Analysis                                               12
    9     Non-Performing Assets                                              13
    10    Analysis of the Allowance for Loan Losses                          14
    11    Allocation of Allowance for Loan Losses                            15
    12    Investment Securities                                              16
    13    Investments at December 31, 1997                                   17
    14    Deposit Portfolio                                                  18
    15    Savings Deposits Detail                                            19
    16    Certificate of Deposit Maturities                                  20
    17    Savings Flows                                                      21
    18    Jumbo CD Maturities                                                22
    19    Offices                                                            23

          SECTION II  -  MARKET AREA

    1     Demographic Trends                                                 3
    2     Percent Employment by Industry                                     4
    3     Market Area Deposits                                               5

          SECTION III - COMPARISON WITH PUBLICLY
          TRADED THRIFTS
    1     Comparatives General Characteristics                               4
    2     Key Financial Indicators                                           5
    3     Pro Forma Comparisons                                              6

FERGUSON & COMPANY
------------------

                          TABLE OF CONTENTS - CONTINUED

                           Northfield Federal Savings

                               Baltimore, Maryland

  TABLE
  NUMBER                        TABLE TITLE                          PAGE
  ------                        -----------                          ----

                 SECTION IV  - CORRELATION OF MARKET VALUE

    1            Appraisal Earnings Adjustments                        2
    2            Maryland Acquisitions                                 8
    3            Recent Conversions                                    10
    4            Recent Pink Sheet Conversions                         13
    5            Comparison of Pricing Ratios                          16

  FIGURE
  NUMBER                           LIST OF FIGURES                   PAGE
  ------                           ---------------                   ----

                 SECTION IV  -  CORRELATION OF MARKET VALUE

    1            SNL Index                                             17
    2            Interest Rates                                        18

                                  EXHIBIT TITLE
                                  -------------

Exhibit I - Ferguson & Company Qualifications

Exhibit II - Selected Region, State, and Comparatives Information

Exhibit III - Northfield Federal Savings TAFS Report

Exhibit IV - Comparative Group TAFS and BankSource Reports

Exhibit V - Selected Publicly Traded Thrifts

Exhibit VI - Comparative Group Selection

Exhibit VII - Pro Forma Calculations

           Pro Forma Assumptions
           Pro Forma Effect of Conversion Proceeds At the Minimum of the Range Pro Forma Effect of Conversion Proceeds At the Midpoint of the Range Pro Forma Effect of Conversion Proceeds At the Maximum of the Range Pro Forma Effect of Conversion Proceeds At the SuperMax of the Range Pro Forma Analysis Sheet

Exhibit VIII - Reconciliation of Quarterly Reports to Financial Statements

                                   SECTION I

                           FINANCIAL CHARACTERISTICS

FERGUSON & COMPANY                                                    SECTION I
------------------                                                    ---------
                                  INTRODUCTION

  Northfield Federal Savings ("Northfield" or "Bank") is a federally chartered, federally insured mutual savings association located in Baltimore, Maryland. It was chartered in 1923 and it joined the Federal Home Loan Bank system and received federal insurance of accounts in 1985. In December 1997, it adopted a plan to convert to a federal stock savings bank, via a standard mutual to stock conversion.

  At December 31, 1997, Northfield had total assets of $36.1 million, loans of $30.0 million, mortgage-backed securities of $2.0 million, interest-bearing deposits in other banks of $3.5 million, deposits of $32.6 million, and net worth of $2.9 million, or 8.0% of assets.

  The bank has two offices, which are located in Baltimore, Maryland. Maryland is in the mid-Atlantic region of the United States. Baltimore is approximately 50 miles north of Washington, DC.

  Northfield is a traditional thrift with emphasis on lending. It invests primarily in (1) 1-4 family loans, (2) construction loans, (3) mortgage backed securities, and (4) temporary cash investments. It is funded principally by savings deposits and existing net worth. It has utilized borrowings recently, but had none outstanding at December 31, 1997.

  The Bank offers a full spectrum of real estate loan products to accommodate its customer base and single family loans dominate the Bank's loan portfolio. At December 31, 1997, loans on 1-4 family dwellings made up 71.3% of total assets and 81.4% of the loan portfolio. Construction loans were 6.7% of the loan portfolio, commercial real estate loans were 8.9% of the loan portfolio, and commercial non-real estate loans were 2.3% of the loan portfolio. Mortgage backed securities made up 5.4% of total assets. Interest earning cash made up 9.7% of Northfield's assets at December 31, 1997.

  Northfield had $414,000 in non-performing assets at December 31, 1997, as compared to $270,000 at December 31, 1996.

  Savings deposits increased $5.5 million during the period from December 31, 1993, to December 31, 1997, a compound annual growth rate of 4.77%. Savings decreased $67 thousand (0.23%) from December 31, 1995, to December 31, 1996, and increased $3.5 million (12.04%) from December 31, 1996, to December 31, 1997. Northfield has not relied extensively on borrowings during recent years. It had $1.75 million in borrowings during September 1997, and none at December 31, 1997.

  The Bank's capital to assets ratio has increased during the period of four years ending December 31, 1997. Equity capital, as a percentage of assets, has increased from 7.15% at December 31, 1993, to 8.02% at December 31, 1997. The compound annual asset growth rate was 5.17% during the period, while the compound annual rate of growth for equity was 8.23%.

  Northfield's profitability, as measured by return on average assets ("ROAA"), has been above its peer group average of thrifts filing TFR's with the OTS, consisting of OTS supervised thrifts with assets between $25 million and $50 million. For the years ending December 31, 1994, 1995, 1996, and the nine month period ending September 30, 1997, Northfield ranked in the 66th, 75th, 70th, and 80th percentile, respectively, in ROAA, based on information derived from the TAFS thrift database published by Sheshunoff Information Services Inc. (See
Exhibit III, page 2). In return on equity for the same periods, Northfield ranked in the 85th, 88th, 84th, and 90th percentile, respectively.

                         I.  FINANCIAL CHARACTERISTICS

PAST & PROJECTED ECONOMIC CONDITIONS

  Fluctuations in thrift earnings in recent years have occurred within the time frames as a result of changing temporary trends in interest rates and other economic factors. However, the year-to-year results have been upward while the general trends in the thrift industry have been improving as interest rates declined. Interest rates began a general upward movement during late 1993, followed by a decline in interest margins and profitability. Rates began a general decline in mid 1995 and then leveled off on the short end and increased on the long end. Northfield's spread was 2.90% for the year ended December 31, 1996, and 2.88% for the year ended December 31, 1997.

FERGUSON & COMPANY                                                    SECTION I
------------------                                                    ---------

  The thrift industry generally is better equipped to cope with changing interest rates than it was in the past, and investors have recognized the demonstrated ability of the thrift industry to maintain interest margins in spite of rising interest rates. However, rate increases and the shortening of the time elapsed between increases during 1994 placed pressure on portfolio managers to shorten maturities, which negatively impacts the future earnings of financial institutions. Northfield has a much higher exposure to interest rate risk than the thrift industry in general.

FINANCIAL CONDITION OF INSTITUTION

BALANCE SHEET TRENDS

  As Table I.1 shows, Northfield experienced healthy growth in assets during the period of two years months ending December 31, 1997. Assets increased $3.9 million, or 12.2% during the period. Loans increased $8.3 million, or 38.1%. Mortgage-backed securities, interest-earning cash, and investment securities combined decreased $4.2 million, or 76.1% during the period. Savings deposits increased by $3.4 million, or 11.8%. Equity increased $294 thousand, or 11.3%.

ASSET/LIABILITY MANAGEMENT

  Managing interest rate risk is a major component of the strategy used in operating a thrift. Most of a thrift's interest earning assets are long-term, while most of the interest bearing liabilities have short to intermediate terms to contractual maturity. To compensate, asset/liability management techniques include (1) making long term loans with interest rates that adjust to market periodically, (2) investing in assets with shorter terms to maturity, (3) lengthening the terms to maturities of savings deposits, and (4) seeking to employ any combination of the aforementioned techniques artificially through the use of synthetic hedge instruments. Table I.3 provides rate shock information at varying levels of interest rate change. The Bank has significant exposure to interest rate increases, but its exposure will be reduced through the equity raised in the conversion.

  Northfield's basic approach to interest rate risk management has been to emphasize shorter term mortgage loans, and manage its spread by decreasing liquidity as it increased its investments in loans. For example, at December 31, 1995, Northfield had 29.9% of its assets invested in passive assets and 67.5% invested in loans. At December 31, 1997, the Bank had 83.0% of its assets invested in loans and 15.2% invested in passive investments. Loans generally earn a higher rate of interest than passive investments. While this change in balance sheet structure increased interest rate risk exposure, it helped the Bank's spread. Northfield currently is not utilizing synthetic hedge instruments and has not used borrowings extensively in recent years. Northfield's business plan calls for a continuation of these strategies.

INCOME AND EXPENSE TRENDS

  Northfield was profitable for the five fiscal years December 31, 1997. Fluctuations in income over the period have resulted principally from (1) changes in non-interest expense, principally the SAIF assessment of approximately $183,000 in 1996 and the directors' deferred compensation cost of $115,000 in 1997; (2) securities losses of approximately $32,000 in 1997; and
(3) higher than normal additions to the loan loss allowance during the year ended December 31, 1997.

  Net interest income increased in the year ended December 31, 1997, principally as a result of growth.

REGULATORY CAPITAL REQUIREMENTS

  As Table I.4 demonstrates, Northfield meets all regulatory capital requirements, and meets the regulatory definition of a "Well Capitalized" institution. Moreover, the additional capital raised in the stock conversion will add to the existing capital cushion.

LENDING

  Table I.5 provides an analysis of the Bank's loan portfolio by type of loan and security. This analysis shows that, from December 31, 1996, through 1997, Northfield's loan composition has been dominated by 1-4 family dwelling loans.

FERGUSON & COMPANY                                                    SECTION I
------------------                                                    ---------


  Table I.6 provides information with respect to loan originations and repayments. It indicates the years ended December 31, 1997 and 1996, were high growth years.

  Table I.7 provides rates, yields, and average balances for each of the two years ended December 31, 1997. Interest rates earned on interest-earning assets increased from 7.74% in 1996 to 7.81% for 1997. Interest rates paid on interest-bearing liabilities increased from 4.84% in 1996 to 4.93% in 1997. Northfield's spread decreased from 2.90% in 1996 to 2.88% in 1997.

  Table I.8 provides a rate volume analysis, measuring differences in interest earning assets and interest costing liabilities and the interest rates thereon during the years ended December 31, 1997 versus 1996. The table shows that most of the increase in net interest income for 1997 resulted from volume changes, while rate changes substantially offset changes in volumes for 1996.

NON-PERFORMING ASSETS

  As shown in Table I.9, the Bank had $414,000 in loans that were over 90 days delinquent at December 31, 1997. The Bank had ceased to accrue interest on $135,000 of these loans at December 31, 1997. As shown in Table I.9, Northfield had $270 thousand in nonperforming assets at December 31, 1996.

CLASSIFIED ASSETS

  Northfield had $135 thousand in classified assets at December 31, 1997, all of which were classified substandard. The Bank also had $339 thousand in special mention. The Bank had a loan loss allowance of $216,000, or 160.0% of classified assets at December 31, 1997.

LOAN LOSS ALLOWANCE

  Table I.10 provides an analysis of Northfield's loan loss allowance.  Table
I.11 shows the allocation of the loan loss allowance among the various loan categories as of December 31, 1996 and 1997.

MORTGAGE-BACKED SECURITIES AND INVESTMENTS

  Table I.12 provides a breakdown of investments as of December 31, 1996 and 1997. Table I.13 provides maturity information for investments as of December 31, 1997.

SAVINGS DEPOSITS

  At December 31, 1997, Northfield's deposit portfolio was composed as follows:
NOW and DDA accounts--$2.079 million or 6.4%; passbook accounts--$2.605 million or 8.0%; money market deposit accounts--$7.816 million or 24.0%; and certificate accounts--$20.108 million or 61.7% (see Table I.14). Table I.15 provides a comparison of deposits by category for 1996 and 1997. It shows a shift in composition from transaction to certificate accounts. Table I.16 provides maturity information for certificates by rate range at December 31, 1997. Table
I.17 provides savings flow information for the years ended December 31, 1996 and 1997. It shows that the Bank experienced a minor decline in deposits for the year ended December 31, 1996, and experienced a healthy increase in deposits for the year ended December 31, 1997.

  Northfield is not overly dependent on jumbo certificates of deposit. At December 31, 1997, the Bank had $1,456 million in certificates that were issued for $100 thousand or more, or 4.47% of its total deposits (see Table I.18).

BORROWINGS

  Northfield has had minor borrowings in recent years. In September 1997, it had $1.75 million in borrowings from the Federal Home Loan Bank of Atlanta. However, at December 31, 1997, it had no outstanding borrowings.

SUBSIDIARIES

  Northfield has no subsidiary.

FERGUSON & COMPANY                                                    SECTION I
------------------                                                    ---------


LEGAL PROCEEDINGS

  From time to time, Northfield becomes involved in legal proceedings principally related to the enforcement of its security interest in real estate loans. In the opinion of Management of the Bank, no legal proceedings are in process or pending that would have a material effect on Northfield's financial position, results of operations, or liquidity.

EARNINGS CAPACITY OF THE INSTITUTION

  As in any interest sensitive industry, the future earnings capacity of Northfield will be affected by the interest rate environment. Historically, the thrift industry has performed at less profitable levels in periods of rising interest rates. This performance is due principally to the general composition of the assets and the limited repricing opportunities afforded even the adjustable rate loans. The converse earnings situation (falling rates) does not afford the same degree of profitability potential for thrifts due to the tendency of borrowers to refinance both high rate fixed rate loans and adjustable loans as rates decline.

  Northfield is no exception to the aforementioned phenomenon. With its current asset and liability structure, however, its exposure to rising interest rates is significant.

  The addition of capital through the conversion will allow Northfield to grow. As growth is attained, the leverage of that new capital should, from a ratio of expenses to total assets standpoint, reduce the operating expense ratio. However, growth and additional leverage will likely be moderate and well controlled to maintain the current risk levels inherent in the Bank's asset base.

ASSET-SIZE-EFFICIENCY OF ASSET UTILIZATION

  At its current size and in its current asset configuration, Northfield is a moderately efficient operation. With total assets of approximately $36.1 million, Northfield has eight full time equivalent employees.

INTANGIBLE VALUES

  Northfield's greatest intangible value lies in its loyal deposit base. Northfield has a 75 year history of sound operations, controlled growth, and consistent earnings. At June 30, 1996, the Bank had 3.46% of the deposit market in its area (up from 3.39% at June 30, 1994), and it has the ability to increase market share. Northfield's deposits grew $3.354 million (11.46%) from June 30, 1996, to December 31, 1997.

  Northfield has no significant intangible values that could be attributed to unrecognized asset gains on investments and real estate.

EFFECT OF GOVERNMENT REGULATIONS

  Northfield's business plan calls for little change in its strategies. Government regulations will have the greatest impact in the area of cost of compliance and reporting. The conversion will create an additional layer of regulations and reporting and thereby increase the cost to the Bank.

OFFICE FACILITIES

  Northfield's main office is located in leased space in a strip shopping center. It has limited drive-up and no ATM services. Its branch building is an owned facility with limited space. Table I.19 provides information on Northfield's offices. The facilities are adequate for the convenience and needs of the Bank's customer base. However, executive officers and staff members do not have adequate working space. The Bank is in the process of leasing temporary executive offices for a period of approximately two years, at the end of which time it is anticipated that the Bank will construct a new home office.

FERGUSON & COMPANY                                                    Section I
------------------                                                    ---------

                                             Table I.1 - Selected Financial Data
                                                                                At December 31                              Compound
                                                      ---------------------------------------------------------------        Growth
                                                         1997          1996          1995          1994          1993         Rate
                                                         ----          ----          ----          ----          ----      ---------
                                                                               ($000's)
Selected Financial Condition Data:
Total assets                                          $36,084       $32,228       $32,151       $30,336       $29,492          5.17%
Cash                                                      117           173           187           137           190            NM
Interest bearing deposits                               3,514         5,186         7,284         5,747         7,710       -21.70%
Securities available for sale                            --             197           191           166           173            NM
Securities held to maturity                              --            --            --             212           294            NM
Mortgage backed securities                              1,955         2,333         2,154         2,348         2,106            NM
Loans receivable, net                                  29,961        23,841        21,695        21,162        18,462         12.87%
Federal Home Loan Bank stock                              226           226           226           226           224            NM
Savings deposits                                       32,622        29,116        29,183        27,652        27,079          4.77%
Equity--substantially restricted                        2,894         2,749         2,600         2,319         2,109          8.23%

                                                                Year Ended December 31,
                                       -------------------------------------------------------------------
                                             1997          1996          1995          1994         1993
                                             ----          ----          ----          ----         ----
                                                                       ($000's)
Selected Operations Data:
------------------------
Interest income                            $ 2,626       $ 2,457       $ 2,419      $ 2,189       $ 2,315
Interest expense                             1,493         1,397         1,354        1,095         1,142
                                       -------------------------------------------------------------------
                Net interest income          1,133         1,060         1,065        1,094         1,173
Provision for loan losses                      123            10            10            6             9
                                       -------------------------------------------------------------------
          Net interest income after
          provision for loan losses          1,010         1,050         1,055        1,088         1,164
                                       -------------------------------------------------------------------
Noninterest income (expense)                    (2)           31            19          (51)           33
                                       -------------------------------------------------------------------
                          Sub-total          1,008         1,081         1,074        1,037         1,197
                                       -------------------------------------------------------------------
Noninterest expense:
  Compensation and benefits                    470           328           324          323           276
  Other                                        302           515           330          341           312
                                       -------------------------------------------------------------------
  Total noninterest expense                    772           843           654          664           588
                                       -------------------------------------------------------------------
                Income before taxes            236           238           420          373           609
Income tax expense                              91            89           158          149           235
                                       -------------------------------------------------------------------
                          Sub total            145           149           262          224           374
Cumulative effect of change                      -             -             -            -            15
                                       ===================================================================
                         Net income          $ 145         $ 149         $ 262        $ 224         $ 359
                                       ===================================================================


Source: Offering Circular

FERGUSON & COMPANY        Table I.2 - Operating Ratios              Section I
------------------                                                  ---------

                                                          At or for the
                                                      Year Ended December 31,
                                                    -------------------------
                                                          1997        1996
                                                          ----        ----
Performance Ratios:
------------------
Return on assets (ratio of net earnings
  to average total assets)                               0.43%       0.46%
Return on equity (ratio of  net earnings
  to average equity)                                     4.99%       5.50%
Ratio of average interest-earning assets to
  average interest-bearing liabilities                 111.11%     109.99%
Ratio of net interest income, after provision
  for loan losses, to noninterest expense              130.83%     124.56%
Net interest rate spread                                 2.88%       2.90%
Net yield on average interest-earning assets             3.37%       3.34%

Quality Ratios:
--------------
Non-performing loans to total loans
  at end of period                                       1.31%       1.07%
Non-performing loans to total assets                     1.15%       0.84%
Non-performing assets to total assets
  at end of period                                       1.15%       0.84%
Allowance for loan losses to non-performing
  loans at end of period                                52.17%      37.04%
Allowance for loan losses to total loans, net            0.72%       0.42%

Capital Ratios:
--------------
Equity to total assets at end of period                  8.02%       8.47%
Average equity to average assets                         8.52%       8.39%

Other Data:
----------
Number of full service offices                              2           2



Source: Offering circular            6

FERGUSON & COMPANY                                                  Section I
------------------                                                  ---------

                        Table I.3 - Interest Rate Shock

                                           Net Portfolio Value
                                            December 31, 1997
                        --------------------------------------------------------
                                          Estimated
                                           NPV as a
        Change           Estimated          Percent
       in Rates             NPV           of Assets     $ Change      % Change
----------------------  -------------  ------------     --------     -----------
                                                        ($000's)
+400 bp                        $ 152           0.47%     (3,519)           -96%
+300 bp                          990           2.95%     (2,681)           -73%
+200 bp                        1,892           5.44%     (1,779)           -48%
+100 bp                        2,823           7.85%       (848)           -23%
       0 bp                    3,671           9.89%          -              -
 --100 bp                      4,188          11.05%        517             14%
 --200 bp                      4,286          11.18%        615             17%
 --300 bp                      4,397          11.34%        726             20%
 --400 bp                      4,657          11.83%        986             27%

Source:  Office of Thrift Supervision, Risk Management Division

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------

                   Table I.4 - Regulatory Capital Compliance


                                                      Percent of
                                             Amount     Assets
                                            ---------------------
                                                  ($000's)
Tangible capital                              $ 2,894       8.0%
Tangible capital requirement                      541       1.5%
                                            --------------------
Excess (deficit)                               $2,353       6.5%
                                            ====================

Core capital                                   $2,894       8.0%
Core capital requirement                        1,083       3.0%
                                            --------------------
Excess (deficit)                               $1,811       5.0%
                                            ====================

Risk-based capital                             $3,109      17.2%
Risk-based capital requirement                  1,447       8.0%
                                            --------------------
Excess (deficit)                               $1,662       9.2%
                                            ====================


Source: Offering circular

FERGUSON & COMPANY      Table I.5 - Loan Portfolio Composition       Section I
------------------                                                   ---------

                                                                At December 31,
                                           ----------------------------------------------------------
                                                          1997                        1996
                                           ----------------------------  ----------------------------
                                                Amount      Percent           Amount      Percent
                                                ------      -------           ------      -------
                                                                     ($000's)
Mortgage Loans:
  1-4 family                                     25,740          81.35%        19,439          77.18%
  Commercial real estate loans                    2,805           8.86%         2,195           8.71%
  Construction loans                              2,105           6.65%         2,462           9.77%
                                           ----------------------------  ----------------------------
        Total mortgage loans                     30,650          96.86%        24,096          95.66%
                                           ----------------------------  ----------------------------

Consumer loans:
  Home equity line of credit loans                  177           0.56%             -           0.00%
  Loans on savings accounts                          74           0.23%            74           0.29%
                                           ----------------------------  ----------------------------
                                                    251           0.79%            74           0.29%
                                           ----------------------------  ----------------------------
Commercial loans-secured by leases                  741           2.34%         1,018           4.04%
                                           ----------------------------  ----------------------------
 Total loans                                     31,642         100.00%        25,188         100.00%
                                           -------------===============  -------------===============


Less:
  Undisbursed loans in process                    1,197                         1,028
  Deferred fees and discounts                       268                           219
  Allowance for losses                              216                           100
                                           -------------                 -------------
Loan portfolio, net                              29,961                        23,841
                                           =============                 =============




Source: Offering circular               9

FERGUSON & COMPANY                                              Section I
------------------                                              ---------

        Table I.6 - Loan Origination, Purchase, and Repayment Activity


                                            For the Year Ended June 30,
                                     ------------------------------------------
                                                   1997                1996
                                                   -----               ----
                                                         ($000's)

Net loans, beginning of period                 $ 23,841            $ 21,695

Originations by type:
---------------------
Mortgage loans:
    1-4 family                                    9,621               6,366
    Commercial                                      439                 142
Consumer loans                                      505                   -
Loans on savings accounts                            50                   8
Commercial loans                                    340                 207
                                     -------------------  ------------------
     Total loans originated                      10,955               6,723
                                     -------------------  ------------------

Loans purchased                                     350                   -
---------------                      -------------------  ------------------

Repayments:                                       4,843               4,329
-----------                          -------------------  ------------------

Decrease (increase) in other
  items, net:                                      (342)               (248)
----------------------------         -------------------  ------------------

   Net increase (decrease) in loans
     receivable, net                              6,120               2,146
                                     -------------------  ------------------

 Net loans, end of period                      $ 29,961            $ 23,841
                                     ===================  ==================


Source: Offering circular

                                                                               Year Ended December 31,
                                              --------------------------------------------------------------------------------------
                                                 1997                                        1996
                                              ----------------------------------------  ------------------------------------------
                                                  Average     Interest                        Average     Interest
                                                Outstanding    Earned/       Average        Outstanding    Earned/       Average
                                                 Balance       Paid       Yield/Rate         Balance       Paid       Yield/Rate
                                              ----------------------------------------  ------------------------------------------
                                                                                  ($000's)
Interest/dividend-earning assets:
---------------------------------
Loans                                              $ 27,282     $ 2,209           8.10%    $ 23,157     $ 1,928           8.33%
Mortgage backed securities                            2,167         166           7.66%       2,057         162           7.88%
Other (1)                                             4,186         251           6.00%       6,542         367           5.61%
                                              ----------------------------------------------------------------------------------
Total interest\dividend-earning assets               33,635     $ 2,626           7.81%      31,756     $ 2,457           7.74%
                                                            ============================            ============================
Non-interest earning assets                             433                                     527
                                              --------------                            ------------
Total assets                                       $ 34,068                                $ 32,283
                                              ==============                            ============
Interest-bearing liabilities:
-----------------------------
Savings deposits                                   $ 29,854       1,474           4.94%    $ 28,796     $ 1,394           4.84%
Borrowings                                              419          19           4.53%          77           3           3.90%
                                              ----------------------------------------- ----------------------------------------
Total interest-bearing liabilities                   30,273     $ 1,493           4.93%      28,873     $ 1,397           4.84%
                                                            ============================            ============================
Non-interest bearing liabilities                        891                                     702
                                              --------------                            ------------
Total liabilities                                    31,164                                  29,575
                                              --------------                            ------------
Equity                                                2,904                                   2,708
                                              --------------                            ------------
Total liabilities and equity                       $ 34,068                                $ 32,283
                                              ==============                            ============

Net interest\dividend income                                    $ 1,133                                 $ 1,060
                                                            ============                            =============
Net interest\dividend rate spread  (2)                                            2.88%                                   2.90%
                                                                        ================                            ============
Net interest\dividend earnings assets               $ 3,362                                 $ 2,883
                                              ==============                            ============
Net interest\dividend margin  (3)                                                 3.37%                                   3.34%
                                                                        ================                            ============
Average interest\dividend-earning assets to
 average interest-bearing liabilities                            111.11%                                 109.99%
                                                            ============                            =============

(1) Includes mutual funds, interest bearing deposits, and FHLB stock.
(2) Net interest rate spread represents the difference between the average yield on interest-earning assets and the average rate on interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

Source: Offering circular

FERGUSON & COMPANY      Table I.8 - Rate/Volume Analysis              Section I
------------------                                                    ---------

                                                                           Year Ended December 31,
                                      ----------------------------------------------------------------------------------------------
                                                    1997 vs. 1996                                     1996 vs. 1995
                                      --------------------------------------------  ------------------------------------------------
                                                          Increase                                          Increase
                                                        (Decrease)                                        (Decrease)
                                                            Due to          Total                             Due to       Total
                                      ------------------------------                ----------------------------------
                                                              Rate/      Increase                               Rate/     Increase
                                      Volume       Rate     Volume     (Decrease)       Volume       Rate     Volume     (Decrease)
                                      ------       ----     ------     ----------       ------       ----     ------     ----------
                                                                                ($000's)
Interest-earning assets:
Loans                                   $ 341      $ (51)      $ (9)        $ 281         $ 127      $ (63)      $ (4)        $ 60
Investments available for sale              1          -         (1)            -             -          -          -            -
Mortgage-backed securities                  9         (4)         -             5           (15)        (2)         -          (17)
Interest bearing deposits                (129)        20         (8)         (117)            1         (6)         -           (5)
                                      --------------------------------------------  -----------------------------------------------

     Total interest-earning assets        222        (35)       (18)          169           113        (71)        (4)          38
                                      --------------------------------------------  -----------------------------------------------

Interest-bearing liabilities:
Deposits                                   49         29          1            79            49         (5)         -           44
Borrowings                                 17          -          -            17            (1)         -          -           (1)
                                      --------------------------------------------  -----------------------------------------------

    Total interest - bearing liabilities   66         29          1            96            48         (5)         -           43
                                      --------------------------------------------  -----------------------------------------------

    Increase (decrease) in
       net interest income              $ 156      $ (64)     $ (19)         $ 73          $ 65      $ (66)      $ (4)        $ (5)
                                      ============================================  ===============================================

Source: Offering circular

                          Table I.9 - Non-Performing Assets

The table below sets forth the amounts and categories of non-performing assets. Loans are placed on non-accrual status when the collection of principal or interest becomes doubtful.

                                                                    December 31,
                                                           ----------------------------
                                                                1997              1996
                                                                -----             ----
                                                                 ($000's)
Non-accruing loans:
Real estate:
  One- to four-family                                      $       -         $       -
  Multi-family                                                     -                 -
  Commercial                                                       -                 -
  Construction                                                     -                 -
Consumer                                                           -                 -
Commercial                                                       135               270
                                                           ----------------------------
     Total                                                       135               270
                                                           ----------------------------

Accruing loans delinquent 90 days or more:
Real estate:
  One- to four-family                                              -                 -
  Multi-family                                                     -                 -
  Commercial                                                       -                 -
  Construction                                                     -                 -
Consumer                                                           -                 -
Commercial                                                       279                 -
                                                           ----------------------------
     Total                                                       279                 -
                                                           ----------------------------
                Total non-performing loans                       414               270
                                                           ----------------------------

Repossessed assets                                                 -                 -
                                                           ----------------------------

Total non-performing assets                                      414               270
                                                           ============================

Total non-performing loans as a
  percentage of total net loans                                 1.38%             1.13%
                                                           ============================

Total non-performing assets as a
  percentage of total assets                                    1.15%             0.84%
                                                           ============================

Source: Offering circular & F&C calculations

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                Table I.10 - Analysis of the Allowance for Loan Losses

                                                    Year ended June 30,
                                                 ---------------------------
                                                        1997           1996
                                                        -----          ----
                                                            ($000's)

Balance at beginning of period                         $ 100           $ 90
                                                 ------------  -------------

Charge-offs:
One- to four-family                                        -              -
Multi-family                                               -              -
Commercial real estate                                     -              -
Construction                                               -              -
Consumer                                                   -              -
Commercial non-real estate                                 7              -
                                                 ------------  -------------
                                                           7              -
                                                 ------------  -------------

Recoveries:                                                -              -
                                                 ------------  -------------

Net (charge-offs)                                          7              -
                                                 ------------  -------------
Additions charged to operations                          123             10
                                                 ============  =============
Balance at end of period                               $ 216          $ 100
                                                 ============  =============

Allowance for loan losses to total
  non-performing loans at end of period                52.17%         37.04%
                                                 ============  =============

Allowance for loan losses to net
  loans at end of period                                0.72%          0.42%
                                                 ============  =============

Source: Offering circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                        Table I.11 - Allocation of Allowance for Loan Losses

                                                                  At December 31,
                                                -----------------------------------------------------
                                                   1997                        1996
                                                -------------------------   -------------------------
                                                              Percent                     Percent
                                                              of Loans                    of Loans
                                                              in Each                     in Each
                                                 Amount of    Category       Amount of    Category
                                                 Loan Loss    to Gross       Loan Loss    to Gross
                                                 Allowance     Loans         Allowance     Loans
                                                 ---------     -----         ---------     -----
                                                                      ($000's)
Mortgage Loans
   1-4 family                                          $ 96        81.3%        $ 45           77.20%
   Commercial                                            60         8.9%           -            8.70%
   Construction                                           -         6.7%           -            9.80%
Consumer Loans                                            -         0.8%           -            0.30%
Commercial Loans                                         60         2.3%          55            4.00%
                                                -------------------------   -------------------------

                                                        216       100.0%       $ 100          100.0%
                                                =========================   =========================

Source: Offering circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                       Table I.12 - Investment Securities

                                                             At December 31,
                                                    ----------------------------
                                                        1997           1996
                                                    -------------  -------------
                                                                    ($000's)

Available for sale:
  Lord Abbett U.S. government securities
    mutual fund                                              $ -          $ 197

Held to maturity:
  Interest-bearing deposits in other banks                 3,514          5,186
  Mortgage-backed securities                               1,955          2,333
  Federal Home Loan Bank stock                               226            226
                                                    -------------  -------------

                                            Total        $ 5,695        $ 7,745
                                                    =============  =============


Source: Offering circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                                        Table I.13 - Investments at December 31, 1997

                                                Maturity Period at December 31, 1997
                               ------------------------------------------------------------------------  ---------------------------
                                 One Year or Less         One to Five Years        Over Five Years                     Total
                               ----------------------   --------------------  -------------------------  ---------------------------

                                Carrying                Carrying               Carrying              Carrying                Market
                                 Value       Yield        Value     Yield       Value     Yield       Value       Yield      Value
                                 -----       -----        -----     -----       -----     -----       -----       -----      -----
                                                                        ($000's)
Securities held to maturity:
-------------------------------
Interest-bearing deposits         $ 3,257      6.03%     $ 158      7.51%       $ 99       5.50%    $ 3,514      6.08%    $ 3,514
Mortgage-backed securities            120      5.48%        60      7.98%      1,775       7.94%      1,955      7.79%      2,011
FHLB stock                             -                     -                   226       7.25%        226      7.25%        226

                               ----------- --------- ---------- --------- ----------- ---------- ----------- ---------  ----------
Total investment securities       $ 3,377      6.01%     $ 218      7.64%    $ 2,100       7.75%    $ 5,695      6.71%    $ 5,751
                               =========== ========= ========== ========= =========== ========== =========== =========  ==========

Source: Offering circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                         Table I.14 - Deposit Portfolio

                                                                             Balance          Percent
                                                            Interest        December 31,        of
Category                                     Term           Rate (1)          1997           Deposits
--------                                     ----           --------          -----          --------
                                                                            ($000's)
Savings and transactions accounts
---------------------------------
Passbook accounts                                 None               3.23%         2,605               8.0%
Demand and NOW accounts                           None               2.53%         2,079               6.4%
Money market accounts                             None               4.12%         7,816              24.0%
                                                                            -------------     -------------
                                                                                  12,500              38.3%
                                                                            -------------     -------------
Certificates of deposit
--------------------------------------
Fixed term, fixed rate                               6 months        5.34%         1,954               6.0%
Fixed term, fixed rate                              12 months        5.43%         2,394               7.3%
Fixed term, fixed rate                              18 months        5.45%           446               1.4%
Fixed term, fixed rate                              30 months        5.75%           196               0.6%
Fixed term, fixed rate                              36 months        5.92%           447               1.4%
Fixed term, fixed rate                              48 months        6.46%           147               0.5%
Fixed term, fixed rate                              60 months        6.63%         1,590               4.9%
Fixed term, fixed rate                              72 months        6.97%         4,418              13.5%
Other                                                                6.17%         8,516              26.1%
                                                             -------------  -------------     -------------
        Total certificates of deposit                                6.19%        20,108              61.7%
                                                             -------------  -------------     -------------

               Total savings deposits                                4.24%      $ 32,608             100.0%
                                                             =============  =============     =============

(1) Indicates weighted average interest rate at December 31, 1997.


Source: Offering circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                      Table I.15 - Savings Deposits Detail

                                                             At December 31,
                                      --------------------------------------------------------------
                                                    1997                            1996
                                      ------------------------------  ------------------------------
                                                       Percent of                      Percent of
                                          Amount         Total            Amount         Total
                                          ------          -----           ------         -----
                                                                ($000's)
Transactions and Savings Deposits:
----------------------------------
  Demand and NOW accounts                     $ 2,079             6.37%       $ 2,124             7.29%
  Money market accounts                         7,816            23.96%         7,974            27.39%
  Passbook accounts                             2,605             7.99%         2,627             9.02%
                                      ---------------------------------  ------------------------------

Total transaction accounts                     12,500            38.32%        12,725            43.70%
                                      ---------------------------------  ------------------------------

Certificates:
  Jumbo                                         1,456             4.46%         2,281             7.83%
  Other                                        18,652            57.18%        14,097            48.42%
                                      ---------------------------------  ------------------------------

Total certificates                             20,108            61.64%        16,378            56.25%
                                      ---------------------------------  ------------------------------

Accrued interest                                   14             0.04%            13             0.04%
                                      ---------------------------------  ------------------------------

Total deposits plus accrued interest         $ 32,622           100.00%      $ 29,116           100.00%
                                      =================================  ==============================

Source: Offering circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                  Table I.16 - Certificates of Deposit Maturities

The table below provides CD maturities at December 31, 1997, by year in rate ranges.

                                      4.00 -      6.00 -            Percent
                                      5.99%       7.99%   Total     of Total
                                      -----       -----   -----     --------
                                                ($000's)
Certificates maturing in:

One year                        $ 7,075       $ 688     $ 7,763           38.61%
One to two years                  2,461       3,321       5,782           28.75%
Two to three years                  454       3,061       3,515           17.48%
Over three years                  1,006       2,042       3,048           15.16%
                             ---------------------------------------------------

            Total              $ 10,996     $ 9,112    $ 20,108          100.00%
                             ===================================================

       Percent of total          54.68%      45.32%     100.00%
                             ======================================

Source: Offering circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                           Table I.17 - Savings Flows

The following table sets forth the savings flows for the periods indicated.

                                                 Year Ended June 30,
                                      ------------------------------------------
                                                    1997                 1996
                                                    -----                ----
                                                       ($000's)

Opening balance                                 $ 29,103             $ 29,162
Net increase (decrease)
  before interest credited                         2,027               (1,464)
Interest credited                                  1,477                1,405
                                      -------------------   ------------------

Ending Balance                                  $ 32,607             $ 29,103
                                      ===================   ==================

Net increase (decrease)                          $ 3,504                $ (59)
                                      ===================   ==================

Percent increase (decrease)                       12.04%               -0.20%
                                      ===================   ==================

Source: Offering circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                              Table I.18 - Jumbo CD Maturities

Jumbo certificates of deposit
  maturing in period ending:                                           Amount
------------------------------------------                 -------------------
                                                                        ($000's)

Within three months or less                                             $ 100
Three through six months                                                    -
Six through twelve months                                                   -
Over 12 months                                                          1,356
                                                           -------------------

Total                                                                 $ 1,456
                                                           ===================

Source: Offering circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                              Table I.19 - Offices


                              Net Book       Year      Owned or        Square
Physical address              Value (1)    Occupied     Leased        Footage
----------------              ---------    --------     ------        -------
                              ($000's)
Main office:
1844 East Joppa Road              $ -        1982        Leased        3,150
Baltimore, MD  21234

Branch office:
8705 Harford Road                 $23        1963         Owned          750
Baltimore, MD  21234



(1) Cost less accumulated depreciation and amortization.

Source: Offering circular

                                  SECTION II
                                  MARKET AREA

FERGUSON & COMPANY                                                    Section II
------------------                                                    ----------

                               II.  MARKET AREA

DEMOGRAPHICS

  Northfield Federal Savings ("Northfield" or "Bank") conducts its operations through two offices located in Baltimore, Maryland. Maryland is in the mid-Atlantic region of the United States. Baltimore is 50 miles north of Washington, DC.

  Northfield has determined that its principal trade area is the zip code in which its offices are located--21234. Table II.1 presents historical and projected trends for the United States, Maryland, Baltimore MSA, and zip code 21234, which includes the Bank's home office and branch. The information addresses population, income, employment, and housing trends.

  As indicated in Table II.1, population growth rates for Baltimore MSA and zip code 21234 are below both the United States rate and the rate for the State of Maryland, which is level with that of the United States. Household income growth for zip code 21234 is projected to be well below that of the State of Maryland and the Baltimore MSA, but well above that of the United States for the period 1996 to 2001.

  In the period from 1990 until 1996, the population of the State of Maryland grew 6.40%. During the same period, the Baltimore MSA population increased 4.28%, and the United States population increased 6.67%. The population of zip code 21234 increased 1.93% from 1990 to 1996. Projections of population growth from 1996 through 2001 indicate that the State of Maryland will increase 5.33%, while Baltimore MSA is projected to increase by 4.32% and the United States population is projected to increase by 5.09%. The population of zip code 21234 is projected to increase 2.01% from 1996 to 2001.

  Household income is projected to increase by 4.93% for Baltimore MSA from 1996 to 2001. For the same period, household income is projected to increase by 4.49% for the State of Maryland and decline by 3.88% for the United States. Per capita and household income levels for the State of Maryland are higher than those of the United States, and per capita and household income levels for Baltimore MSA and zip code 21234 are below the State of Maryland but above that of the United States.

  The 2001 estimate shows that, for Baltimore MSA, households with incomes less than $15,000 are expected to be 14%; those with incomes between $15,000 and $25,000 are estimated at 12%; those with incomes between $25,000 and $50,000 are estimated at 33%; those with incomes between $50,000 and $100,000 are estimated at 33%; and households with incomes in excess of $100,000 are projected to be 10%. The 2001 estimates for Maryland are 12%, 11%, 33%, 35%, and 11%, respectively. The 2001 estimate for zip code 21234 is 11%, 13%, 40%, 32%, and 5%, respectively.

  The number of households in Baltimore MSA is projected to increase by 4.23% from 1996 to 2001, below the projection for the State of Maryland which calls for an increase of 5.26% and below the projected growth rate for the United States at 5.14%.

  With projections of a increase in population and number of households, combined with projections of a growing household income, the market for housing units will be ample. Zip code 21234 has approximately 27,700 housing units, of which 62.42% are owner occupied, and a vacancy rate of 3.23%.

  The principal sources of employment in Baltimore County are services--30.0%; trade--27.0%; and public administration--15.0%.

  Analysis of the data presented above presents a picture of ample economic opportunity, suggesting that Northfield has sufficient growth opportunities within its current market area.

  Based on information publicly available on deposits as of June 30, 1996 (see Table II.3), zip code 21234 had $845.1 million in deposits and Northfield had 3.46% of the deposit market, up from 3.39% of the market at June 30, 1994. Northfield's recent deposit growth rate has been good. Northfield's competition consists of 15 commercial

FERGUSON & COMPANY                                                    Section II
------------------                                                    ----------

bank offices, 6 thrift offices, and 1 credit union office. Table II.3 shows that from June 30, 1994 to 1996, Northfield's deposits increased by $1.662 million (6.0%) while the overall market increased $30.274 million in deposits (3.7%). Northfield's business plan projects that its deposits will grow at approximately 5% annually during the three year Plan, before an estimated withdrawal of approximately $1.5 million of deposits for stock purchases.

  Building permit information was not available by zip code. However, projected population and income growth rates in Northfield's zip code portend adequate building. Northfield has significant competition from other financial institutions for the residential loan opportunities.

  Growth opportunities for Northfield can be assessed by reviewing economic factors in its market area. The salient factors include growth trends, economic trends, and competition from other financial institutions. We have reviewed these factors to assess the potential for the market area. In assessing the growth potential of Northfield, we must also assess the willingness and flexibility of management to respond to the competitive factors that exist in the market area. Our analysis of the economic potential and the potential of management affects the valuation of the Bank. Management has demonstrated its flexibility through its long term planning on facilities and its restructuring of the Bank's balance sheet in recent years to emphasize lending and de-emphasize passive investments.

FERGUSON & COMPANY                                                    Section II
------------------                                                    ----------


                        Table II.1 - Demographic Trends

                            Key Economic Indicators
         United States, Maryland, Baltimore MSA (0720), Zip Code 21234



   ==============================================================================================================================
                                                                United                                 MSA             Zip Code
                   Key Economic Indicator                       States            Maryland       Baltimore - 0720        21234
   ------------------------------------------------------------------------------------------------------------------------------

   Total Population, 2001 Est.                                278,802,003         5,358,628             2,591,459          69,125
     1996 - 2001 Percent Change, Est.                                5.09              5.33                  4.32            2.01
   Total Population, 1996 Est.                                265,294,885         5,087,442             2,484,101          67,760
     1990 - 96 Percent Change, Est.                                  6.67              6.40                  4.28            1.93
   Total Population, 1990                                     248,709,873         4,781,468             2,382,172          66,477
   ------------------------------------------------------------------------------------------------------------------------------

   Household Income, 2001 Est.                                     33,189            47,915                45,324          40,796
     1996 - 2001 Percent Change, Est.                               (3.88)             4.49                  4.93            0.78
   Household Income, 1996 Est.                                     34,530            45,857                43,194          40,481

   ------------------------------------------------------------------------------------------------------------------------------
   Per Capita Income, 1990                                         16,738            21,037                19,991          18,810
   ------------------------------------------------------------------------------------------------------------------------------

   Household Income Distribution-2001 Est. (%)
     $15,000 and less                                                  20                12                    14              11
     $15,000 - $25,000                                                 16                11                    12              13
     $25,000 - $50,000                                                 34                32                    33              40
     $50,000 - $100,000                                                24                35                    33              32
     $100,000 - $150,000                                                4                 8                     7               4
     $150,000 and over                                                  2                 3                     3               1
   ------------------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------------------
   Unemployment rate, 1990                                           6.24              4.23                  4.82            3.70
   ------------------------------------------------------------------------------------------------------------------------------

   Median Age of Population, 1996 Est.                               34.3              34.6                  35.0            36.3
   Median Age of Population, 1990                                    32.9              33.0                  33.4            34.6
   ------------------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------------------
   Average Housing Value, 1990                                     79,098           142,451               123,885          97,220
   ------------------------------------------------------------------------------------------------------------------------------

   Total Households, 2001 Est.                                103,293,062         1,956,215               955,690          27,836
     1996 - 2001 Percent Change, Est.                                5.14              5.29                  4.23            1.90
   Total Households, 1996                                      98,239,161         1,858,013               916,918          27,316
     1990 - 96 Percent Change, Est.                                  6.84              6.23                  4.18            1.70
   Total Households, 1990                                      91,947,410         1,748,991               880,145          26,859
   ------------------------------------------------------------------------------------------------------------------------------

   Total Housing Units, 1990                                  101,641,260         1,891,917               928,076          27,743
     % Vacant                                                       10.07              7.55                  5.16            3.23
     % Occupied                                                     89.93             92.45                 94.84           96.77
        % By Owner                                                  57.78             60.11                 60.38           62.42
        % By Renter                                                 32.15             32.33                 34.45           34.35
   ==============================================================================================================================

   Source:  Scan/US, Inc.

FERGUSON & COMPANY                                                    Section II
------------------                                                    ----------


                  Table II.2 - Percent Employment by Industry



                                           United                 Baltimore
                Industry                   States     Maryland      County
=======================================   ========  ===========  ===========

  Construction/Agriculture/Mining              9.5          7.0          6.0

  Manufacturing                               17.7          8.0          1.0

  Transportation/Utilities                     7.1          5.0          5.0

  Trade                                       21.2         25.0         27.0

  Finance/Insurance                            6.9          6.0          6.0

  Services                                    32.7         30.0         30.0

  Public Administration                        4.8         19.0         15.0

Source:  State of Maryland ESC.

FERGUSON & COMPANY                                                    Section II
------------------                                                    ----------
                                 Table II.3 - Market Area Deposits

--------------------------------------------------------------------------------------------------------

                                                1996                 1995                1994
                                           ----------------    -----------------   -----------------
                                                                  (in Thousands)
Zip Code 21234 Deposits

Total Northfield Federal Savings                  $ 29,268             $ 28,073            $ 27,606
                                           ----------------    -----------------   -----------------
       Number of Branches                                2                    2                   2

Other Thrifts (1)                                  210,676              206,134             246,085
                                           ----------------    -----------------   -----------------
       Number                                            6                    6                   7
       Number of branches                                6                    6                   7

Total Thrifts                                      239,944              234,207             273,691
                                           ----------------    -----------------   -----------------
       Number                                            7                    7                   8
       Number of branches                                8                    8                   9

Total Bank Deposits                              $ 603,748            $ 590,420           $ 539,745
                                           ----------------    -----------------   -----------------
       Number                                            7                    7                   7
       Number of Branches                               15                   15                  13

Total Credit Union Deposits                        $ 1,359              $ 1,256             $ 1,341
                                           ----------------    -----------------   -----------------
       Number                                            1                    1                   1
       Number of Branches                                1                    1                   1

       Total Deposits                            $ 845,051            $ 825,883           $ 814,777
                                           ================    =================   =================

               Percent of Deposits Held by
                     Northfield Federal               3.46%                3.40%               3.39%
                                           ================    =================   =================

--------------------------------------------------------------------------------------------------------

Source:  BranchSource, a product of Sheshunoff Information Services, Inc.

       (1) Between June 30, 1994 and 1995, First Union Bank (bank) acquired a branch from Household Bank (thrift). That office had $46.596 million in deposits at June 30, 1994. This accounts for most of the $39.5 million decrease in thrift deposits and $50.7 million increase in bank deposits between 1994 and 1995.

                                  SECTION III

                           COMPARISON WITH PUBLICLY

                                TRADED THRIFTS

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------

                 III.  COMPARISON WITH PUBLICLY TRADED THRIFTS

COMPARATIVE DISCUSSION

  This section presents an analysis of Northfield Federal Savings ("Northfield" or "Bank") relative to a group of 10 publicly traded thrift institutions ("comparative group"). Such analysis is necessary to determine the adjustments that must be made to the pro forma market value of Northfield's stock. Table
III.1 presents a listing of the comparative group with general information about the group. Table III.2 presents key financial indicators relative to profitability, balance sheet composition and strength, and risk factors. Table
III.3 presents a pro forma comparison of Northfield to the comparative group. Exhibits III and IV contain selected financial information on Northfield and the comparative group. This information is derived from quarterly TFR's filed with the OTS and call reports filed with the FDIC. The selection criteria and comparison with the comparative group are discussed below.

Selection Criteria

  Ideally, the comparative group would consist of thrifts in the same geographic region with identical local economies, asset size, capital level, earnings performance, asset quality, etc. However, there are few comparably sized institutions with stock that is liquid enough to provide timely, meaningful market values. Therefore, we have selected a group of comparatives that are either listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or Nasdaq. We excluded companies that are apparent takeover targets and companies with unusual characteristics that tend to distort both mean and median calculations. For example, we have excluded all companies with losses during the trailing twelve months. We have also excluded mutual holding companies (see Exhibit VI).

  Because of the limited number of similar size thrifts with sufficient trading volume, we looked for members of the comparative group among thrifts with assets up to $100 million. The Mid-Atlantic Region, which includes Maryland, had four thrifts that met the size requirements. We found 49 thrifts that met the asset size requirements in the entire country (we consider 10 to be the minimum number), and we retained 10 and eliminated 39 for the following reasons: (a) One was a mutual holding company; (b) Two did not have PE ratios for the last quarter and six had PE ratios over 35 for the last quarter; (c) Fourteen had tangible equity under 10% or over 25% of assets; (d) Three had agreed to be acquired; (e) Seven had non-performing assets in excess of 1.5% of assets; (f) Four had loans under 50% of assets; and (g) Seven had loans serviced in excess of 20% of assets. After eliminating the thrifts described above, there were 17 left. We then eliminated those with over $85 million in assets and reduced the comparative group to 10.

  The principal source of data was SNL Securities, Charlottesville, Virginia. There are approximately 400 publicly traded thrifts listed on NYSE, AMEX, or Nasdaq. In developing statistics for the entire country, we eliminated certain institutions that skewed the results, in order to make the data more meaningful:

  .  We eliminated companies with losses,
  . We eliminated indicated acquisition targets, . We eliminated companies with price/earnings ratios in excess of 35, and . We eliminated companies that had not reported as a stock institution for one complete year.

The resulting group of 268 publicly traded thrifts is included in Exhibit V.

  The selected group of comparatives has sufficient trading volume to provide meaningful price data. Two of the comparative group members are located in the Mid-Atlantic and the others are located in the Midwest (7) and Southeast (1) Regions. With total assets of approximately $36.1 million, Northfield is well below the group selected, which has average assets of $60.2 million and median assets of $62.2 million.

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------

Northfield's assets after conversion will continue to be much smaller than the comparative group. Pro forma assets at the midpoint are $39.7 million.

PROFITABILITY

  Using the comparison of profitability components as a percentage of average assets, Northfield was below the comparative group in net income, 0.84% to 1.03%; net interest income, 3.33% to 3.82%; loss provisions, 0.36% to 0.04%; noninterest income, 0.09% to 0.25%; and core income, 0.84% to 0.96%. Northfield was above the comparative group in operating expense, 1.93% to 2.46%, and efficiency ratio. 58.07% to 61.24%. Northfield's operating expense minus other income was 1.84% versus 2.21% for the comparative group. After conversion, deployment of the proceeds will provide additional income, and Northfield will compare more favorably with the comparative group in terms of return on average assets, with a return of 0.98% at the midpoint of the appraisal range. Pro forma return on average equity is 5.78% at the midpoint, versus a mean of 4.99% and median of 5.21% for the comparative group.

  As compared with the comparative group, Northfield has a more desirable operating expense ratio and efficiency ratio. Northfield is below the comparative group in all other areas of operations shown on Table III.2. Northfield has two impediments to earnings relative to the comparative group--1) its net interest income as a percentage of assets; and 2) its ratio of interest earning assets to interest bearing liabilities. The proceeds from the stock sale will eliminate these two impediments. However, it will take some time and asset growth to leverage the capital.

Balance Sheet Charateristics

  The general asset composition of Northfield is similar to that of the comparative group. Northfield has a lower level of passive investments with 16.11% of its assets invested in cash, investments, and mortgage-backed securities, versus 26.48% for the comparative group. Northfield has a higher percentage of its assets in loans, at 83.03% versus 71.22% for the comparative group. Northfield's percentage of earning assets to interest costing liabilities is much lower than that of the group. Northfield has 110.32% and the comparative group averages 120.32%. After conversion, Northfield's ratio will be level with that of the group of comparatives (121% at the midpoint).

  The liability side differs mainly in that Northfield has a lower percentage of borrowings, a higher percentage of deposits, and a lower percentage of equity. Northfield has no borrowings versus 7.47% of assets for the comparative group and deposits equal to 90.41% of assets versus 74.10% for the comparative group. Northfield's equity is 8.02% of assets versus 17.19% for the comparative group. Northfield's equity ratio after conversion will be level with that of the comparative group. Northfield's pro forma equity ratio at the midpoint is 16.3% (18.9% at the supermaximum).

Risk Factors

     Northfield has a much higher level of non-performing assets than the comparative group, at 1.15% of assets versus 0.38% for the comparative group. However, Northfield's loss experience is nominal. Northfield's loan loss allowance is 0.728% of net loans, which is in line with the comparative group at 0.63%. Its rate shock table indicates a 48% decline in net portfolio value at a 200 basis point increase in rates and a 96% decline in net portfolio value at a 400 basis point rate increase (see Table I.3). The comparative group information indicates a negative 9.48% one year gap to assets. However, only 2 of the 10 members of the group reported their gap. Overall, we believe that Northfield's interest rate risk position is much more exposed than that of the comparative group.

Summary of Financial Comparison

  Based on the above discussion of operational, balance sheet, and risk characteristics of Northfield compared with the group, we believe that Northfield's performance is slightly below that of the comparative

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------

group, with the major shortcoming being excessive interest rate risk. The conversion proceeds will improve several of Northfield's financial aspects, but, after conversion, the Bank will continue to lag the comparative group in some financial areas. Expansion of the earnings base is needed to leverage the capital to achieve a reasonable return on equity.

FUTURE PLANS

  Northfield's future plans are to be a well capitalized profitable institution with good asset quality and a commitment to serving the needs of its trade area. The business plan projects that the Bank will experience moderate growth, leveraging the capital slowly.

  In recent years, Northfield has experienced moderate growth (5.17% compound annual growth in assets over the four year period from December 31, 1993, to
1997). The Bank's business plan projects that it will experience growth in loans, savings deposits, and liquidity. The additional capital raised by the sale of Common Stock will initially be used to purchase short term investment securities.

  Increasing market penetration by increasing the number of services and products available, improving physical facilities, and branching are the most likely methods of expanding Northfield's asset base.

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------
              Table III.1 - Comparatives General Characteristics


                                                                                          Total                  Current     Current
                                                                              Number      Assets                   Stock      Market
                                                                    Type         of       ($000)                  Price       Value
Ticker     Short Name                    City          State      Thrift (1)  Offices      MRQ         IPO Date    ($)        ($M)
CKFB       CKF Bancorp Inc.              Danville        KY         Trad.         1      62,865        01/04/95    19.500      16.91
HBBI       Home Building Bancorp         Washington      IN         Trad.         2      42,430        02/08/95    22.625       7.05
HCFC       Home City Financial Corp.     Springfield     OH         Trad.         1      70,110        12/30/96    18.625      16.85
LONF       London Financial Corp.        London          OH         Trad.         1      37,916        04/01/96    14.875       7.59
MIVI       Mississippi View Holding Co   Little Falls    MN         Trad.         1      68,619        03/24/95    18.375      13.60
NSLB       NS&L Bancorp Inc.             Neosho          MO         Trad.         2      59,817        06/08/95    17.375      12.26
PWBK       Pennwood Bancorp Inc.         Pittsburgh      PA         Trad.         3      47,211        07/15/96    22.000      12.11
SOBI       Sobieski Bancorp Inc.         South Bend      IN         Trad.         3      87,553        03/31/95    20.500      16.07
SSB        Scotland Bancorp Inc.         Laurinburg      NC         Trad.         2      61,473        04/01/96    10.125      19.38
USAB       USABancshares, Inc.           Philadelphia    PA         Trad.         1      64,269        NA          10.500       7.69

Maximum                                                                           3      87,553                    22.625      19.38
Minimum                                                                           1      37,916                    10.125       7.05
Average                                                                           2      60,226                    17.450      12.95
Median                                                                            2      62,169                    18.500      12.93

              (1) Determined type thrift by reference to TAFS, which is derived from quarterly reports filed with the OTS, and BankSource, which is derived from quarterly reports filed with the FDIC. TAFS and BankSource are published by Sheshunoff.

Source: SNL & F&C calculations

FERGUSON & COMPANY      Table III.2 - Key Financial Indicators       Section III
------------------                                                   -----------

                                             Northfield
                                              Federal               Comparative
                                              Savings                  Group
                                          ----------------           ----------
Profitability
  (% of average assets)
Net income (1)                                     0.84                 1.03
Net interest income                                3.33                 3.82
Loss (recovery)  provisions                        0.36                 0.04
Other operating income (2)                         0.09                 0.25
Operating expense (3)                              1.93                 2.46
Efficiency ratio (3)                              58.07                61.24
Core income ( excluding gains
   and losses on asset sales) (1)                  0.84                 0.96


Balance Sheet Factors
   (% of assets)
Cash and investments                              10.69                19.94
Mortgage-backed securities (including CMO's)       5.42                 6.54
Loans                                             83.03                71.22
Savings deposits                                  90.41                74.10
Borrowings                                         -                    7.47
Equity                                             8.02                17.21
Tangible equity                                    8.02                17.19


Risk Factors
   (%)
Earning assets/costing liabilities               110.32               120.32
Non-performing assets/assets                       1.15                 0.38
Loss allowance/non performing assets              52.17               141.24
Loss allowance/loans                               0.72                 0.63
One year gap/assets (4)                           NA                   (9.48)

(1) Used appraisal earnings.
(2) Excludes $32,000 in securities losses.
(3) Excludes $115,000 charge for deferred compensation.
(4) Only 2 of the 10 in the group reported one year gap.

Source: SNL Securities, F&C calculations, and Offering Circular

FERGUSON & COMPANY       Table III.3 - Pro Forma Comparisons         Section III
------------------                                                   -----------

                          Northfield Federal Savings


As of February 27, 1998

Ticker    Name                                 Price      Mk Value     PE      P/Book    P/TBook    P/Assets   Div Yld    Assets
                                                ($)        ($Mil)      (X)      (%)        (%)         (%)       (%)      ($000)
          Northfield Federal
          ------------------
          Before Conversion                       N/A        N/A       N/A       N/A        N/A        N/A        N/A     36,084
          Pro Forma Supermaximum               10.000       5.95      14.9      77.0       77.0       14.5       2.00     40,919
          Pro Forma Maximum                    10.000       5.18      13.5      73.3       73.3       12.9       2.00     40,251
          Pro Forma Midpoint                   10.000       4.50      12.2      69.5       69.5       11.3       2.00     39,669
          Pro Forma Minimum                    10.000       3.83      10.8      64.9       64.9        9.8       2.00     39,088

          Comparative Group
          -----------------
          Averages                             17.450      12.95      24.3     123.9      124.2       21.5       1.72     60,226
          Medians                              18.500      12.93      20.8     119.0      119.0       20.3       1.69     62,169

          Maryland Thrifts
          ----------------
          Averages                             20.675      50.79      27.5     178.3      178.3       21.5       1.49    242,580
          Medians                              21.625      38.46      29.2     170.6      170.6       17.4       1.73    264,904

          Mid-Atlantic Region Thrifts
          ---------------------------
          Averages                             26.909     318.09      22.2     176.3      191.8       18.1       1.59  1,818,282
          Medians                              24.500      82.87      21.3     161.7      170.6       16.1       1.49    493,406

          All Public Thrifts
          ------------------
          Averages                             25.861     293.65      21.3     173.6      181.7       19.1       1.68  1,765,084
          Medians                              22.250      65.62      20.6     159.7      165.7       17.8       1.63    357,691

          Comparative Group
          -----------------
CKFB      CKFBancorp-KY                        19.500      16.91      20.1     113.8      113.8       26.9       2.56     62,865
HBBI      HomeBldngBncp-IN                     22.625       7.05      20.8     109.8      109.8       16.6       1.33     42,430
HCFC      HomeCityFinl-OH                      18.625      16.85      NA       122.5      122.5       24.0       1.93     70,110
LONF      LondonFinlCorp-OH                    14.875       7.59      18.6     145.4      145.4       20.0       1.61     37,916
MIVI      MissViewHldgCo-MN                    18.375      13.60      19.6     109.1      109.1       19.8       1.74     68,619
NSLB      NS&LBancorp-MO                       17.375      12.26      27.2     104.6      105.4       20.7       2.88     59,817
PWBK      PennwoodBancorp-PA                   22.000      12.11      25.6     131.3      131.3       25.7       1.64     47,211
SOBI      SobieskiBancorp-IN                   20.500      16.07      31.1     115.5      115.5       17.9       1.56     87,553
SSB       ScotlandBancorp-NC                   10.125      19.38      15.6     131.0      131.0       31.5       1.98     61,473
USAB      USABancshares-PA                     10.500       7.69      40.4     156.0      158.4       12.0       -        64,269

FERGUSON & COMPANY      Table III.3 - Pro Forma Comparisons          Section III
------------------                                                   -----------

                          Northfield Federal Savings


As of February 27, 1998

Ticker    Name                                     Eq/A      TEq/A      EPS       ROAA      ROAE
                                                    (%)       (%)       ($)       (%)       (%)
          Northfield Federal
          ------------------
          Before Conversion                         8.0       8.0        N/A      0.84      9.88
          Pro Forma Supermaximum                   18.9      18.9       0.67      1.02      5.22
          Pro Forma Maximum                        17.5      17.5       0.74      1.00      5.49
          Pro Forma Midpoint                       16.3      16.3       0.82      0.98      5.78
          Pro Forma Minimum                        15.1      15.1       0.93      0.96      6.11

          Comparative Group
          -----------------
          Averages                                 17.2      17.2       0.76      0.96      4.99
          Medians                                  18.1      18.1       0.80      0.98      5.21

          Maryland Thrifts
          ----------------
          Averages                                 12.5      12.5       0.85      0.79      7.49
          Medians                                  12.5      12.5       0.66      0.74      6.25

          Mid-Atlantic Region Thrifts
          ---------------------------
          Averages                                 10.8      10.3       1.29      0.88      8.91
          Medians                                   9.4       8.9       1.09      0.81      8.46

          All Public Thrifts
          ------------------
          Averages                                 11.9      11.7       1.31      0.99      9.37
          Medians                                  10.1       9.9       1.12      0.94      8.28

          Comparative Group
          -----------------
CKFB      CKFBancorp-KY                            21.9      21.9       0.97      1.37      5.84
HBBI      HomeBldngBncp-IN                         14.1      14.1       1.09      0.72      5.48
HCFC      HomeCityFinl-OH                          19.6      19.6      NA        NA        NA
LONF      LondonFinlCorp-OH                        13.8      13.8       0.80      1.00      5.21
MIVI      MissViewHldgCo-MN                        18.2      18.2       0.94      1.06      6.27
NSLB      NS&LBancorp-MO                           19.8      19.7       0.64      0.74      3.63
PWBK      PennwoodBancorp-PA                       18.0      18.0       0.86      0.98      5.28
SOBI      SobieskiBancorp-IN                       14.4      14.4       0.66      0.61      3.95
SSB       ScotlandBancorp-NC                       24.1      24.1       0.65      1.65      5.17
USAB      USABancshares-PA                          8.4       8.3       0.26      0.47      4.08

                Note: Stock prices are closing prices or last trade. Pro forma calculations for Northfield are based on sales at $10 a share with a minimum of $3,825,000, midpoint of $4,500,000, maximum of $5,175,000, and supermaximum of $5,591,250. Sources: Northfield FSB's audited and unaudited financial Statements, SNL Securities, and F&C calculations.

                                  SECTION IV

                             CORRELATION OF MARKET

                                     VALUE

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------


                       IV.  CORRELATION OF MARKET VALUE

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED

     Certain factors must be considered to determine whether adjustments are required in correlating Northfield's market value to the comparative group. Those factors include financial aspects, market area, management, dividends, liquidity, thrift equity market conditions, and subscription interest.

     This section addresses the aforementioned factors and the estimated pro forma market value of the to-be-issued common shares and compares the resulting market value of the Bank to the members of its comparative group and the selected group of publicly held thrifts.

FINANCIAL ASPECTS

     Section III includes a discussion regarding a comparison of Northfield's earnings, balance sheet characteristics, and risk factors with its comparative group. Table III.2 presents a comparison of certain key indicators, and Table
III.3 presents certain key indicators on a pro forma basis after conversion.

     As shown in Table III.2, from an earnings viewpoint, Northfield is below its comparative group in core income as a percentage of average assets (0.84% for Northfield Versus 0.96% for the group). Northfield's core income is based on appraisal earnings which factors out unusual or nonrecurring items and the comparative group's core income is computed on the same basis. Northfield's net interest income as a percent of assets is 3.33% versus 3.82% for the comparatives. The difference is principally attributable to Northfield's lower ratio of interest-earning assets to interest-bearing liabilities, which is caused by its lower capital position. Exhibit III, page 2 indicates that Northfield's yield/cost spread was in the 55th percentile for calendar year 1994, the 58th percentile for calendar year 1995, the 49th percentile for calendar year 1996, and the 48th percentile for the nine months ending September 30, 1997. Generally, this means that Northfield's net interest margin was near the middle of the banks in its asset range. The peer group that Northfield is compared to is all thrifts with assets between $25 million and $50 million filing TFR reports with the OTS.

     Northfield's loan loss experience is nominal, as is the case with its comparative group. However, in 1997, Northfield made a larger than normal loss provision, ostensibly in recognition of a shortage in the allowance balance. Northfield's other operating income is 0.09% of average assets, versus 0.25% for the comparative group. Northfield's lower ratio results from its business mix.

     Northfield's operating expense ratio, at 1.93% of average assets, is well below that of the comparative group, which is 2.46%. Northfield's lower ratio results from its more traditional business mix and inexpensive facilities.

     After Northfield completes its stock conversion, its core income as a percentage of average assets will increase. Table III.3 projects that Northfield's return on assets will be 0.98% at the midpoint, versus a mean of 0.96% and median of 0.98% for the comparative group.

     Northfield's pro forma equity to assets ratio at the midpoint is 16.3%, versus a mean of 17.2% and median of 18.1% for the comparative group. Northfield's pro forma return on equity is 5.78% at the midpoint versus a mean of 4.99% and median of 5.21% for the comparative group.

     We made adjustments to Northfield's recorded earnings for appraisal purposes for the following non-recurring or non-core items: 1) Higher than normal loan loss provision; 2) Loss on sale of investments; and 3) A new directors' deferred compensation plan. Set forth below is a reconciliation of appraisal earnings:

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------


                  TABLE IV.1 - APPRAISAL EARNINGS ADJUSTMENTS

Net income, year ended December 31, 1997                              $145,000
                                                              ----------------
Add back excessive loan loss provision--123,000 less 40,000             83,000
Add back loss on sale of available for sale securities                  32,000
Add back deferred compensation                                         115,000
                                                              ----------------
Pretax adjustments                                                     230,000
Less related income taxes at 38%                                        88,000
                                                              ----------------
Net appraisal earning adjustments                                      142,000
Appraisal earnings, year ended December 31, 1997                      $287,000
                                                              ================

     Northfield's asset composition is more active than the comparative group. Northfield has a higher ratio of loans to assets, lower ratio of investments and mortgage-backed securities to assets, higher ratio of deposits to assets, lower ratio of borrowings to assets, and lower ratio of equity to assets. From the risk factor viewpoint, Northfield is slightly below the comparative group. Northfield has a higher level of non performing assets, though it has a low write off experience. Northfield's loan loss allowance is 0.72% of net loans, compared with the comparative group, which is 0.63%. Its ratio of interest earning assets to interest bearing liabilities (110.32%) is well below the comparative group (120.32%). Northfield's ratio will exceed the comparative group after conversion. At the midpoint, Northfield's ratio would be approximately 121%, and at the supermaximum, it would be approximately 125%. From an interest rate risk factor, Northfield probably has more exposure than the comparative group.

     We believe that NO ADJUSTMENT is necessary relative to financial aspects of Northfield.

MARKET AREA

     Section II describes Northfield's market area.

     We believe that NO ADJUSTMENT is required for Northfield's market area.

MANAGEMENT

     The President, who functions as CEO, has been with Northfield 14 years, serving as CEO continuously since joining the Bank. The Vice President and Chief Financial Officer has been with the Bank for 5 years, serving in his present capacity since 1997. The Vice President and Compliance Officer has been with the Bank for 14 years, serving as Vice President since 1987. Northfield has a management succession plan.

     We believe  NO ADJUSTMENT is required for Northfield's management.

DIVIDENDS

     Table III.3 provides dividend information relative to the comparative group and the thrift industry as a whole. The comparative group is paying a mean yield on price of 1.72% and a median of 1.69%, while all public thrifts are paying a mean of 1.68% and median of 1.63%. Northfield intends to pay an initial dividend rate of $.20 annually, or 2% on the issue price of $10.00.

     We believe that NO ADJUSTMENT is required relative to Northfield's intention to pay dividends.

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------

LIQUIDITY

     The Holding Company has never issued capital stock to the public, and as a result, no existing market for the Common Stock exists. Although the Holding Company intends to list its Common Stock over the counter through the OTC "Electronic Bulletin Board," there can be no assurance that a liquid trading market will develop.

     A public market having the desirable characteristics of depth, liquidity, and orderliness depends upon the presence, in the market place, of both willing buyers and sellers of the Common Stock. These characteristics are not within the control of the Bank or the market.

     The peer group includes companies with sufficient trading volume to develop meaningful pricing characteristics for the stock. The market value of the comparative group ranges from $7.05 million to $19.38 million, with a mean value of $12.95 million. The midpoint of Northfield's valuation range is $4.5 million at $10 a share, or 450,000 shares.

     We believe that a slight DOWNWARD ADJUSTMENT is required relative to the liquidity of Northfield's stock.

THRIFT EQUITY MARKET CONDITIONS

     The SNL Thrift Index is summarized in Figure IV.1. As the table demonstrates, the Thrift Index has performed well since the end of 1990. The Index has grown as follows: Year ended December 31, 1991--increased 49.0% from
96.6 to 143.9; Year ended December 31, 1992--increased 39.7% to 201.1; Year ended December 31, 1993--increased 25.6% to 252.5; Year ended December 31, 1994--decreased 3.1% to 244.7; Year ended December 31, 1995--increased 53.9% to 376.5; Year ended December 31, 1996--increased 28.4% to 483.6; Year ended December 31, 1997--increased 69.3% to 814.1; and Period ended February 27, 1998--increased 0.6% to 818.7. It is market value weighted with a base value of 100 as of March 31, 1984.

     As shown in Figure IV.1, which is a graph of the SNL Thrift Index covering from December 31, 1990 through February 27, 1998, the market, as depicted by the index, has experienced fluctuations recently. It dipped in the latter part of 1994, but recovered during the first quarter of 1995. During 1995, the Index continued a more robust increase and moved from 244.7 at year end 1994 to 376.5 by December 31, 1995, an increase of 53.9%. However, the Index was flat for the first six months of 1996, but it has picked up since June 30, 1996. It closed 1996 at 483.6, up 28.4% from 1995. It closed 1997 at 814.1, a robust growth of 68.3% for the year. It is up 0.6% (to 818.7) from December 31, 1997 to February 27, 1998, after dropping 5.6% to 768.3 during January 1998.

     The increase in the SNL Index, in general, has been parallel with the increases in other equity markets with some interim fluctuations caused by changes or anticipated changes in interest rates. Another factor, however, is also notable. In other markets, increased prices are responding to improved profits, with price to earnings ratios increasing as earnings potentials are anticipated. However, the thrift IPO market has been affected by speculation that the majority of the institutions will become viable consolidation candidates and sell at some expanded multiple of book value.

MARYLAND ACQUISITIONS

     Table IV.2 provides information relative to acquisitions of financial institutions in Maryland announced during 1997. There were two thrift acquisitions and two bank acquisitions announced during that time frame. Currently, there are six publicly held thrifts in the State of Maryland. There are 91 publicly held thrifts in the Mid-Atlantic region of the country. Bank acquisitions in Maryland in 1997 averaged 235.9% of book value and 16.4 times earnings. Thrifts generally sell at lower price/book multiples than do banks. Thrifts in Maryland during that period averaged 191.2% of book value and 42.5 times earnings.

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------

EFFECT OF INTEREST RATES ON THRIFT STOCK

     The current interest rate environment and the anticipated rate environment will affect the pricing of thrift stocks and all other interest sensitive stocks. As the economy continues to expand, the fear of inflation can return. The Federal Reserve, in its resolve to curb inflation, has increased rates in the past, but has more recently relented and passed several opportunities to increase rates until March 25, 1997, when the Federal Open Market Committee ("FOMC") increased the discount rate 25 basis points. In some minds, this was an attempt to head off inflationary trends. According to the FOMC, "This action was taken in light of persisting strength in demand, which is progressively increasing the risk of inflationary imbalances developing in the economy that would eventually undermine the long expansion."/1/ This increase was clearly telegraphed by Chairman Greenspan who voiced concern about the levels of the equity markets. Following the March 25 increase, unemployment rates were announced at the 5.2% level, down from the 5.5% level at the beginning of 1996, and significantly down from the 6.7% level at the beginning of 1994./2/ The good news about unemployment gave way to speculation that the March 25th increase was just the first of at least two or three increases, and the speculation was given some credence at that time by rises in the Employment Cost index, an increase in Unit Labor Cost, and an upward trend in the price of crude oil. By April 1, 1997, following the rate increase, the equities markets lost all of the gains registered since the first of the year. By the end of April 1997, the market had begun a rebound and has trended upward since then. There have been specific days of price adjustment, but the overall trend is up. Chairman Greenspan, in recent public appearances, has not articulated concerns about market levels and inflation. Since the significant market adjustment that occurred on October 21, 1997, the Federal Reserve has publicized inaction. The market reaction to the inaction has been mixed--generally regarded as a neutral response.

     The thrift equities market is following the market in general. However, the thrift equities market can continue to be influenced by the speculation that there will eventually be a buyout, and the fact that thrift IPO stock can be purchased at significant discounts from book value. These two facts could keep the thrift equities market from falling as much as the other general markets. Large mergers are likely to slow. But at the regional level, merger activity is likely to continue.

     What is likely to happen in the short to intermediate term is that rates will float around current levels, but will be trending downward for the next few months. By year end, the long bond could be as low as 5.40%. The GDP is likely to grow at a rate of 2.5% to 3.0%, with most of the growth coming in the first half of the year. Inflation will moderate at between 1.5% and 2.0% for the year.

     With the Federal Reserve always ready to raise (or lower) rates as economic conditions warrant, it is likely that before this expansion cycle is over, interest rates will rise. The supply and demand portion of the equation is nicely balanced, and a continuation of such equilibrium will probably restrain rising rates in the near term. It is even possible that in the short-term, interest rates might ease a bit.

     The consumer seems happier now than in the past. Job markets are strong and the unemployment rate was recently 4.6%--the lowest since November 1973. Consumer confidence is at a 28 year high. Our continuing economic health has always been dependent upon meaningful consumer participation, because consumers (household sector) actually account for 68% of the Gross Domestic Product ("GDP").

     In the second quarter of 1997, consumers seemed to rein in their consumption. This lowering of consumption may be only to catch their economic breath and repay credit card debt and other personal debt which has accumulated. Manufacturing is still strong, even with the slight drop in retail sales, home purchases and other big ticket items.

---------------
/1/ US Financial Data, published by the Research Division of the Federal Reserve
    Bank of St. Louis, MO.
/2/ National Economic Trends, the Federal Reserve Bank of St. Louis, MO.

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------

     With consumer confidence at a high level, jobs plentiful, inflation seemingly in check, and the economy healthy and continuing to expand, why shouldn't the economy continue to roll onward and upward? From an analytical view, there is one thing on the economic horizon that could negatively impact our economy--the Pacific Rim countries are in depression. Some of the Pacific Rim countries will resist or only pay "lip service" to the IMF requirements. These economies have only one way out of their problems--exports. They will begin to export at very low prices and this will have a negative impact on the United States corporate profits. Our corporate profits will be hit from two directions with the Pacific Rim problems--1) competition from exports as we have discussed coupled with 2) loss of sales by the United States due to economic inability of the Pacific Rim customers to buy our products and services.

     Thrift net interest margins have remained stable. The equilibrium in the supply and demand portion of the interest rate market has helped continue the profitability mode of the industry that started in 1993. Access to mortgage-backed securities and derivatives has made it possible for many to be profitable without making loans in significant volumes. With reduced deposit insurance premiums, perhaps they will become more willing to compete for customer deposits.

     As clearly illustrated, the SNL Thrift Index has performed well over the last seven years. It moved in tandem with all interest sensitive stocks and reflected the weakness in the market as investors began to consider the importance of increases in rates and their impact on the net interest margins of thrifts. The clear implication is that rising interest rates will have a negative impact on earnings.

     Figure IV.2 graphically displays the rate environment since September 12, 1997. At that time, the yield curve was relatively flat, with only a 105 basis point ("BP") difference between the one year treasury bill rate and the 30 year treasury. Since that time, the yield curve has become flatter, with a 52 BP spread between the one year treasury bill rate and the 30 year treasury rate at February 27, 1998.

     At September 12, 1997, the spread between the 1 year T-Bill and the 5 year T-Note was 64 BP, and the spread between the 5 year T-Note and the 30 year bond was 41 BP. On February 27, 1998, the spreads were 18 and 34 BP, respectively.

     From September 12, 1997, to February 27, 1998, the Fed Funds rate increased 3 BP and the Prime Rate did not change.

     Increased cost of funds will serve to narrow the net interest margins of thrifts. A thrift's ability to maintain net interest margins through business cycles is important to investors, unless thrifts can offset the decline in net interest income by other sources of revenue or reductions in noninterest expense. The former is difficult and the latter is unlikely.

     Northfield, with its level of interest rate risk, is highly vulnerable to rising rates. However, such risk will be reduced by the additional capital arising from the conversion.

     During 1993, conversion stocks often experienced first day 30% or more increases in value. As Table IV.3 shows, recent price appreciation has become quite robust, surpassing 1993 levels. Table IV.3 provides information on 13 conversions completed since August 31, 1997 and listed on major exchanges. The average change in price since conversion is a gain of 63.6% and the median change is a gain of 66.6%. Within that group, all have increased in value with a range of a low of 43.1% to a high of 81.3%. The average increase in value at one day, one week, and one month after conversion has been 54.0%, 56.6%, and 53.3%, respectively. The median increase in value at one day, one week, and one month after conversion has been 50.6%, 60.0%, and 56.3%, respectively.

     Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is information, albeit limited, to review the price to book ratio. The average price-to-book ratio, as of February 27, 1998, is 115.2% and the

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------


median is 115.2%. That compares to the offering price to pro forma book, where the average was 76.8% and the median was 76.6%.

     Table IV.4 provides information on 13 pink sheet conversions completed since February 28, 1997. The average change in price since conversion is a gain of 50.6% and the median change is a gain of 55.0%. Within that group, all have increased in value with a range of a low of 26.2% to a high of 75.0%. The average increase in value at one day, one week, and one month after conversion has been 37.4%, 37.3%, and 40.9%, respectively. The median increase in value at one day, one week, and one month after conversion has been 37.5%, 36.9%, and 41.3%, respectively.

     Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is information to review the price to book ratio. The average price-to-book ratio, as of February 27, 1998, is 99.0% and the median is 99.0%. That compares to the offering price to pro forma book, where the average was 71.6% and the median was 72.3%.

     We believe a DOWNWARD ADJUSTMENT is required for the new issue discount.

ADJUSTMENTS CONCLUSION

                              Adjustments Summary

--------------------------------------------------------------------------------
                                NO CHANGE           UPWARD              DOWN

Financial Aspects                   X
Market Area                         X
Management                          X
Dividends                           X
Liquidity                                                                 X
Thrift Equity Market Conditions                                           X
--------------------------------------------------------------------------------

VALUATION APPROACH

     Typically, investors rely on the price/earnings ratio as the most appropriate indicator of value. We consider price/earnings to be one of the important pricing methods in valuing a thrift stock. Price/book is a well recognized yardstick for measuring the value of financial institution stocks in general. Another method of viewing thrift values is price/assets, which is more meaningful in situations where the subject is thinly capitalized. Given the healthy condition of the thrift industry today, more emphasis is placed on price/earnings and price/book. Generally, price/earnings and price/book should be considered in tandem.

     Table III.3 presents Northfield's pro forma ratios and compares them to the ratios of its comparative group and the publicly held thrift industry as a whole. Northfield's net income for the twelve months ended December 31, 1997, was approximately $145,000, with adjustments of $142,000 required to determine appraisal earnings of $287,000. The Bank's capital level after conversion will reduce its interest rate risk; however, it will continue to have significant interest rate risk exposure from rising rates. The Bank projects healthy growth.

     The comparative group traded at an average of 24.3 times earnings at February 27, 1998, and at 123.9% of book value. The comparative group traded at a median of 20.8 times earnings and a median of 119.06% of book value. At the midpoint of the valuation range, Northfield is priced at 12.2 times earnings and 69.5% of book value. At the maximum end of the range, Northfield is priced at
13.5 times earnings and

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------


73.3% of book value. At the supermaximum, Northfield is priced at 14.9 times earnings and 77.0% of book value.

     The midpoint valuation of $4,500,000 represents a discount of 43.9% from the average and a discount of 41.6% from the median of the comparative group on a price/book basis. The price/earnings ratio for Northfield at the midpoint represents a discount of 49.8% from the comparative group's mean and a discount of 41.3% from the median price/earnings ratio.

     The maximum valuation of $5,175,000 represents a discount of 40.8% from the average and 38.4% from the median of the comparative group on a price/book basis. The price/earnings ratio for Northfield at the maximum represents a discount of 44.4% from the average and a discount of 35.1% from the median of the comparative group.

     As shown in Table IV.3, conversions closing since August 31, 1997, have closed at an average price to book ratio of 76.8% and median of 76.6%. Northfield's pro forma price to book ratio is 69.5% at the midpoint, 73.3% at the maximum, and 77.0% at the supermaximum of the range. At the midpoint, Northfield is 9.5% below the average and 9.3% below the median. At the maximum of the range, Northfield is 4.6% below the average and 4.3% below the median. At the supermaximum of the range, Northfield's pro forma price to book ratio is 0.3% above the average and 0.5% above the median.

     As shown in Table IV.4, pink sheet conversions closing since February 28, 1997, have closed at an average price to book ratio of 71.6% and median of 72.3%. Northfield's pro forma price to book ratio is 69.5% at the midpoint, 73.3% at the maximum, and 77.0% at the supermaximum of the range. At the midpoint, Northfield is 2.9% below the average and 3.9% below the median. At the maximum of the range, Northfield is 2.4% above the average and 1.4% above the median. At the supermaximum of the range, Northfield's pro forma price to book ratio is 7.5% above the average and 6.5% above the median.

VALUATION CONCLUSION

     We believe that as of February 27, 1998, the estimated pro forma market value of Northfield was $4,500,000. The resulting valuation range was $3,825,000 at the minimum to $5,175,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $5,951,250, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Table III.3 based on calculations shown in Exhibit VII.

FERGUSON & COMPANY                            TABLE IV.2 - MARYLAND ACQUISITIONS                                       SECTION IV
------------------                                    (ANNOUNCED IN 1997)                                              ----------

                                                                                             Seller:        Seller:         Ann'd
                                                                                             1:Total        1:Eqty/      Deal Pr/
                                                                              Announce        Assets         Assets        Assets
Buyer                      ST    Seller                    ST    TYPE             Date        ($000)            (%)           (%)
Fulton Finl Corp           PA    Peoples Bk, Elkton        MD    B            03/18/97        92,324           10.7          23.2
MainStreet BnGp Inc        VA    Commerce Bank Corp        MD    B            06/24/97        69,315            8.1          20.6
Provident Bkshrs           MD    First Citizens Fin'l      MD    T            03/11/97       687,196            6.1          15.1
Crestar Financial          VA    American Natl Bncp        MD    T            06/23/97       505,318            9.0          15.2

                                 Maximum                                                     687,196           10.7          23.2
                                 Minimum                                                      69,315            6.1          15.1
                                 Average                                                     338,538            8.5          18.5
                                 Median                                                      298,821            8.5          17.9
                                 Average-banks                                                80,820            9.4          21.9
                                 Median-banks                                                 80,820            9.4          21.9
                                 Average-thrifts                                             596,257            7.5          15.2
                                 Median-thrifts                                              596,257            7.5          15.2

                                       8
SOURCE:  SNL & F&C CALCULATIONS

FERGUSON & COMPANY                              TABLE IV.2 - MARYLAND ACQUISITIONS                                    SECTION IV
------------------                                      (ANNOUNCED IN 1997)                                           ----------

                                   Ann'd          Ann'd          Ann'd             Ann'd         Seller:        Seller:
                                    Deal       Deal Pr/           Deal        TgBk Prem/           1:YTD          1:YTD
                                   Pr/Bk          4-Qtr        Pr/Deps          CoreDeps            ROAA           ROAE
Seller                               (%)        EPS (x)            (%)               (%)             (%)            (%)
Peoples Bk, Elkton                 216.0           17.2           27.5              16.7            1.42          12.59
Commerce Bank Corp                 255.9           15.6           26.4              20.0            1.42          17.16
First Citizens Fin'l               220.9           31.6           19.3              11.6            0.48           7.98
American Natl Bncp                 161.5           53.3           23.4              10.6            0.29           3.13

Maximum                            255.9           53.3           27.5              20.0            1.42          17.16
Minimum                            161.5           15.6           19.3              10.6            0.29           3.13
Average                            213.6           29.4           24.1              14.7            0.90          10.22
Median                             218.4           24.4           24.9              14.1            0.95          10.29
Average-banks                      235.9           16.4           27.0              18.3            1.42          14.88
Median-banks                       235.9           16.4           27.0              18.3            1.42          14.88
Average-thrifts                    191.2           42.5           21.3              11.1            0.39           5.56
Median-thrifts                     191.2           42.5           21.3              11.1            0.39           5.56

                                       9
SOURCE:  SNL & F&C CALCULATIONS

FERGUSON & COMPANY                              TABLE IV.3 - RECENT CONVERSIONS                                       SECTION IV
------------------                             (COMPLETED SINCE AUGUST 31, 1997)                                      ----------

                                                                               Conversion               Gross         Offering
                                                                                   Assets            Proceeds            Price
Ticker          Short Name                           State         IPO Date        ($000)              ($000)              ($)
RCBK            Richmond County Financial Corp        NY           02/18/98       993,370             244,663           10.000
HFBC            HopFed Bancorp Inc.                   KY           02/09/98       202,496              40,336           10.000
TSBK            Timberland Bancorp Inc.               WA           01/13/98       206,188              66,125           10.000
MYST            Mystic Financial Inc.                 MA           01/09/98       149,653              27,111           10.000
UTBI            United Tennessee Bankshares           TN           01/05/98        64,189              14,548           10.000
PEDE            Great Pee Dee Bancorp                 SC           12/31/97        60,538              21,821           10.000
UCBC            Union Community Bancorp               IN           12/29/97        84,291              30,418           10.000
WSBI            Warwick Community Bancorp             NY           12/23/97       286,545              66,065           10.000
SIB             Staten Island Bancorp Inc.            NY           12/22/97     2,144,500             515,775           12.000
HCBC            High Country Bancorp Inc.             CO           12/10/97        76,324              13,225           10.000
FSFF            First SecurityFed Financial           IL           10/31/97       260,002              64,080           10.000
OTFC            Oregon Trail Financial Corp.          OR           10/06/97       204,213              46,949           10.000
SHSB            SHS Bancorp Inc.                      PA           10/01/97        81,688               8,200           10.000

Maximum                                                                         2,144,500             515,775           12.000
Minimum                                                                            60,538               8,200           10.000
Average                                                                           370,307              89,178           10.154
Median                                                                            202,496              40,336           10.000

                                      10
SOURCE:  SNL & F&C CALCULATIONS

FERGUSON & COMPANY                              TABLE IV.3 - RECENT CONVERSIONS                                       SECTION IV
------------------                             (COMPLETED SINCE AUGUST 31, 1997)                                      ----------

                               Conversion Pricing Ratios
                --------------------------------------------------------------
                     Price/            Price/           Price/         Price/          Current           Current          Current
                  Pro-Forma         Pro-Forma        Pro-Forma       Adjusted            Stock            Price/      Price/ Tang
                 Book Value        Tang. Book         Earnings         Assets            Price        Book Value       Book Value
Ticker                  (%)               (%)              (x)            (%)              ($)               (%)              (%)
RCBK                  79.6              79.6             14.0           19.8             16.656              NA               NA
HFBC                  75.4              75.4             12.4           16.6             17.313              NA               NA
TSBK                  81.5              81.5             10.5           24.3             17.625              NA               NA
MYST                  77.8              77.8             17.5           15.3             17.000              NA               NA
UTBI                  76.6              76.6             18.4           18.5             14.313              NA               NA
PEDE                  73.9              73.9             15.9           26.5             15.875           112.2            112.2
UCBC                  74.1              74.1             13.5           26.5             14.625              NA               NA
WSBI                  78.6              78.6             13.7           18.7             16.000              NA               NA
SIB                   80.6              83.0             14.1           19.4             20.500              NA               NA
HCBC                  77.7              77.7             30.5           14.8             14.750              NA               NA
FSFF                  75.2              75.2             14.9           19.8             15.375              NA               NA
OTFC                  76.6              76.6             18.5           18.7             18.125           118.2            118.2
SHSB                  70.7              70.7             13.9            9.1             18.000              NA               NA

Maximum               81.5              83.0             30.5           26.5             20.500           118.2            118.2
Minimum               70.7              70.7             10.5            9.1             14.313           112.2            112.2
Average               76.8              77.0             16.0           19.1             16.627           115.2            115.2
Median                76.6              76.6             14.1           18.7             16.656           115.2            115.2

SOURCE:  SNL & F&C CALCULATIONS

FERGUSON & COMPANY                              TABLE IV.3 - RECENT CONVERSIONS                                       SECTION IV
------------------                             (COMPLETED SINCE AUGUST 31, 1997)                                      ----------

                                                                                        Post Conversion Price Change
                Price One             Price One       Price One        ------------------------------------------------------------
                Day After            Week After     Month After               One             One            One              To
               Conversion            Conversion      Conversion               Day            Week          Month            Date
Ticker                ($)               ($)                 ($)               (%)             (%)            (%)             (%)
RCBK               16.313             16.438                 NA              63.1            64.4             NA            66.6
HFBC               16.813             16.000                 NA              68.1            60.0             NA            73.1
TSBK               14.500             16.000             16.000              45.0            60.0           60.0            76.3
MYST               14.438             15.625             15.000              44.4            56.3           50.0            70.0
UTBI               14.750             13.750             14.250              47.5            37.5           42.5            43.1
PEDE               16.125             15.500             14.875              61.3            55.0           48.8            58.8
UCBC               14.688             14.250             14.250              46.9            42.5           42.5            46.3
WSBI               15.625             17.000             15.625              56.3            70.0           56.3            60.0
SIB                19.063             19.438             19.188              58.9            62.0           59.9            70.8
HCBC               14.438             15.063             14.500              44.4            50.6           45.0            47.5
FSFF               15.063             15.125             16.063              50.6            51.3           60.6            53.8
OTFC               16.750             16.375             16.125              67.5            63.8           61.3            81.3
SHSB               14.750             16.250             16.000              47.5            62.5           60.0            80.0

Maximum            19.063             19.438             19.188              68.1            70.0           61.3            81.3
Minimum            14.438             13.750             14.250              44.4            37.5           42.5            43.1
Average            15.640             15.909             15.625              54.0            56.6           53.3            63.6
Median             15.063             16.000             15.625              50.6            60.0           56.3            66.6

                                      12
SOURCE:  SNL & F&C CALCULATIONS

FERGUSON & COMPANY                           TABLE IV.4 - RECENT PINK SHEET CONVERSIONS                               SECTION IV
------------------                              (COMPLETED SINCE FEBRUARY 28, 1997)                                   ----------

                                                                                 Conversion
                                                                                     Assets          IPO Proceeds         IPO Price
Ticker          Short Name                         State        IPO Date             ($000)                ($000)              ($)
SFSH            SFSB Holding Co.                     PA         02/27/98             37,810                 7,260           10.000
WPBC            Wyman Park Bancorp                   MD         01/07/98             62,241                10,117           10.000
DFFN            Delaware First Financial Corp.       DE         01/05/98            112,545                11,570           10.000
CDLC            Coddle Creek Financial Corp.         NC         12/31/97            114,162                33,724           50.000
NARK            North Arkansas Bancshares Inc.       AR         12/19/97             34,379                 3,703           10.000
OSFS            Ohio State Financial Services        OH         09/29/97             33,929                 6,332           10.000
CIBC            Citizens Bancorp Inc.                IN         09/18/97             45,153                10,580           10.000
WSBH            WSB Holding Co.                      PA         08/29/97             33,139                 3,306           10.000
SCYT            Security Bancorp Inc.                TN         06/30/97             44,121                 4,364           10.000
SVBC            Sistersville Bancorp Inc.            WV         06/26/97             26,258                 6,614           10.000
SFBK            SFB Bancorp Inc.                     TN         05/30/97             46,579                 7,670           10.000
RFFC            Rocky Ford Financial Inc.            CO         05/22/97             20,388                 4,232           10.000
VBAS            Vermilion Bancorp Inc.               IL         03/26/97             35,459                 3,968           10.000

Maximum                                                                             114,162                33,724           50.000
Minimum                                                                              20,388                 3,306           10.000
Average                                                                              49,705                 8,726           13.077
Median                                                                               37,810                 6,614           10.000

                                      13
SOURCE:  SNL & F&C CALCULATIONS


FERGUSON & COMPANY                      TABLE IV.4 - RECENT PINK SHEET CONVERSIONS                              SECTION IV
------------------                                                                                              ----------
                                          (COMPLETED SINCE FEBRUARY 28, 1997)




                             Conversion Pricing Ratios
              -----------------------------------------------------------
                   Price/         Price/           Price/         Price/       Current        Current         Current       Current
                Pro-Forma      Pro-Forma        Pro-Forma       Adjusted         Stock         Price/     Price/ Tang        Price/
               Book Value        Tang. Book     Earnings         Assets         Price     Book Value      Book Value      Earnings
Ticker                (%)            (%)              (x)            (%)           ($)            (%)             (%)           (x)

SFSH               76.0           76.0             NA             16.1          12.813         NA              NA            NA
WPBC               75.0           75.0             28.4           14.0          15.870         NA              NA            NA
DFFN               73.7           73.7             20.6            9.3          13.120         NA              NA            NA
CDLC               77.9           77.9             22.3           22.8          79.120         NA              NA            NA
NARK               72.3           72.3             NA              9.7          12.620         86.6            86.6          NA
OSFS               63.3           63.3             17.0           15.7          17.500        106.3           106.3          NA
CIBC               73.5           73.5             16.1           19.0          15.250        104.7           104.7          19.1
WSBH               71.4           71.4             NA              9.1          15.000        101.3           101.3          75.0
SCYT               72.9           72.9             18.1            9.0          16.375        109.5           109.5          12.4
SVBC               65.4           65.4             26.7           20.1          15.750         95.3            95.3          23.2
SFBK               69.6           69.6             17.7           14.1          15.500         99.0            99.0          14.4
RFFC               68.8           68.8             17.7           17.2          14.500         93.3            93.3          33.0
VBAS               71.4           71.4             NA             10.1          15.625         95.3            95.3          21.7

Maximum            77.9           77.9             28.4           22.8          79.120        109.5           109.5          75.0
Minimum            63.3           63.3             16.1            9.0          12.620         86.6            86.6          12.4
Average            71.6           71.6             20.5           14.3          19.926         99.0            99.0          28.4
Median             72.3           72.3             18.1           14.1          15.500         99.0            99.0          21.7

Source: SNL & F&C calculations


FERGUSON & COMPANY                                      TABLE IV.4 - RECENT PINK SHEET CONVERSIONS                SECTION IV
                                                          (COMPLETED SINCE FEBRUARY 28, 1997)


                   Price One          Price One          Price One                      Post Conversion Price Change
                                                                       -------------------------------------------------------------
                   Day After         Week After        Month After           One             One            One              To
                  Conversion         Conversion         Conversion           Day            Week          Month            Date
Ticker                   ($)                ($)                ($)           (%)             (%)            (%)             (%)
SFSH              12.813             NA                 NA                  28.1            NA             NA              28.1
WPBC              13.750             13.620             14.620              37.5            36.2           46.2            58.7
DFFN              NA                 11.960             12.750              NA              19.6           27.5            31.2
CDLC              77.000             77.620             79.370              54.0            55.2           58.7            58.2
NARK              12.500             12.750             13.000              25.0            27.5           30.0            26.2
OSFS              15.500             15.370             14.960              55.0            53.7           49.6            75.0
CIBC              14.000             14.000             15.000              40.0            40.0           50.0            52.5
WSBH              13.500             13.500             13.750              35.0            35.0           37.5            50.0
SCYT              14.500             15.000             15.250              45.0            50.0           52.5            63.8
SVBC              13.750             13.875             14.250              37.5            38.8           42.5            57.5
SFBK              13.813             13.750             14.000              38.1            37.5           40.0            55.0
RFFC              13.000             13.125             13.500              30.0            31.3           35.0            45.0
VBAS              12.375             12.250             12.125              23.8            22.5           21.3            56.3

Maximum           77.000             77.620             79.370              55.0            55.2           58.7            75.0
Minimum           12.375             11.960             12.125              23.8            19.6           21.3            26.2
Average           18.875             18.902             19.381              37.4            37.3           40.9            50.6
Median            13.750             13.685             14.125              37.5            36.9           41.3            55.0


Source: SNL & F&C calculations

FERGUSON & COMPANY                                         Table IV.5                                                   Section IV
------------------                                                                                                      ----------
                                                   Comparison of Pricing Ratios

                                                                                  Group                          Percent Premium
                                                   Northfield                  Compared to                      (Discount) Versus
                                                                    -----------------------------   -------------------------------
                                                     Federal             Average          Median          Average           Median
                                                 ---------------    -------------  --------------   -------------- ----------------
Comparison of PE ratio at
  midpoint to:
----------------------------------------------
Comparative group                                     12.2               24.3              20.8              (49.8)           (41.3)
Maryland thrifts                                      12.2               27.5              29.2              (55.6)           (58.2)
Mid-Atlantic Region thrifts                           12.2               22.2              21.3              (45.0)           (42.7)
All public thrifts                                    12.2               21.3              20.6              (42.7)           (40.8)
Recent conversions                                    12.2               16.0              14.1              (23.8)           (13.5)
Recent pink sheet conversions                         12.2               20.5              18.1              (40.5)           (32.6)

Comparison of PE ratio at
  maximum to:
----------------------------------------------
Comparative group                                     13.5               24.3              20.8              (44.4)           (35.1)
Maryland thrifts                                      13.5               27.5              29.2              (50.9)           (53.8)
Mid-Atlantic Region thrifts                           13.5               22.2              21.3              (39.2)           (36.6)
All public thrifts                                    13.5               21.3              20.6              (36.6)           (34.5)
Recent conversions                                    13.5               16.0              14.1              (15.6)            (4.3)
Recent pink sheet conversions                         13.5               20.5              18.1              (34.1)           (25.4)

Comparison of PE ratio at
  supermaximum to:
----------------------------------------------
Comparative group                                     14.9               24.3              20.8              (38.7)           (28.4)
Maryland thrifts                                      14.9               27.5              29.2              (45.8)           (49.0)
Mid-Atlantic Region thrifts                           14.9               22.2              21.3              (32.9)           (30.0)
All public thrifts                                    14.9               21.3              20.6              (30.0)           (27.7)
Recent conversions                                    14.9               16.0              14.1               (6.9)             5.7
Recent pink sheet conversions                         14.9               20.5              18.1              (27.3)           (17.7)

Comparison of PB ratio at
  midpoint to:
----------------------------------------------
Comparative group                                     69.5              123.9             119.0              (43.9)           (41.6)
Maryland thrifts                                      69.5              178.3             170.6              (61.0)           (59.3)
Mid-Atlantic Region thrifts                           69.5              176.3             161.7              (60.6)           (57.0)
All public thrifts                                    69.5              173.6             159.7              (60.0)           (56.5)
Recent conversions                                    69.5               76.8              76.6               (9.5)            (9.3)
Recent pink sheet conversions                         69.5               71.6              72.3               (2.9)            (3.9)

Comparison of PB ratio at
  maximum to:
----------------------------------------------
Comparative group                                     73.3              123.9             119.0              (40.8)           (38.4)
Maryland thrifts                                      73.3              178.3             170.6              (58.9)           (57.0)
Mid-Atlantic Region thrifts                           73.3              176.3             161.7              (58.4)           (54.7)
All public thrifts                                    73.3              173.6             159.7              (57.8)           (54.1)
Recent conversions                                    73.3               76.8              76.6               (4.6)            (4.3)
Recent pink sheet conversions                         73.3               71.6              72.3                2.4              1.4

Comparison of PB ratio at
  supermaximum to:
----------------------------------------------
Comparative group                                     77.0              123.9             119.0              (37.9)           (35.3)
Maryland thrifts                                      77.0              178.3             170.6              (56.8)           (54.9)
Mid-Atlantic Region thrifts                           77.0              176.3             161.7              (56.3)           (52.4)
All public thrifts                                    77.0              173.6             159.7              (55.6)           (51.8)
Recent conversions                                    77.0               76.8              76.6                0.3              0.5
Recent pink sheet conversions                         77.0               71.6              72.3                7.5              6.5

Source: SNL & F&C calculations

FERGUSON & COMPANY              Figure IV.1 - SNL Index               Section IV
------------------                                                    ----------



                                % CHANGE SINCE
                                --------------
                        SNL PREVIOUS

         DATE           INDEX      DATE       12/31/96        12/31/97
         ----           -----      ----       --------        --------

       12/31/90          96.6
       12/31/91         143.9       49.0%
       12/31/92         201.1       39.7%
       12/31/93         252.5       25.6%
       12/31/94         244.7       -3.1%
       12/31/95         376.5       53.9%
       12/31/96         483.6       28.4%
        3/31/97         527.7        9.1%         9.1%
        6/30/97         624.6       18.4%        29.2%
        9/30/97         737.5       18.1%        52.5%
       12/31/97         814.1       10.4%        68.3%
        1/30/98         768.3       -5.6%        58.9%           -5.6%
        2/27/98         818.7        6.6%        69.3%            0.6%


                                   SNL INDEX


                             [GRAPH APPEARS HERE]





Source: SNL & F&C calculations

FERGUSON & COMPANY   Figure IV.2 - Interest Rates                     Section IV
------------------                                                    ----------


-----------------------------------------------------------------  -----------
                            1 Year    5 Year   10 Year   30 Year    1 to 30
               Fed Fds(*)   T-bill    Treas.   Treas.    Treas.     Yr. Spread
-----------------------------------------------------------------  -----------

12-Sep-97         5.48        5.59     6.23     6.34     6.64         1.05
-----------------------------------------------------------------  -----------
26-Sep-97         5.45        5.46     6.00     6.08     6.36
10-Oct-97         5.46        5.44     5.93     6.04     6.34         0.90
-----------------------------------------------------------------  -----------
24-Oct-97         5.54        5.52     6.02     6.09     6.38
 7-Nov-97         5.60        5.43     5.81     5.92     6.20         0.77
-----------------------------------------------------------------  -----------
21-Nov-97         5.51        5.46     5.79     5.84     6.06
 5-Dec-97         5.58        5.54     5.82     5.86     6.04         0.50
-----------------------------------------------------------------  -----------
19-Dec-97         5.66        5.49     5.74     5.77     5.96
 2-Jan-98         5.45        5.52     5.71     5.75     5.93         0.41
-----------------------------------------------------------------  -----------
16-Jan-98         5.45        5.17     5.32     5.45     5.74
30-Jan-98         5.53        5.27     5.48     5.63     5.89         0.62
-----------------------------------------------------------------  -----------
13-Feb-98         5.43        5.27     5.47     5.57     5.89
27-Feb-98         5.51        5.42     5.60     5.63     5.94         0.52
-----------------------------------------------------------------  -----------


               Rates September 12, 1997 through February 17, 1998


                             [CHART APPEARS HERE]

Source: Financial Data, Federal Reserve Bank of St. Louis, MO.

                                    EXHIBITS

                                   EXHIBIT I

FERGUSON & COMPANY
------------------

                        Exhibit I - Firm Qualifications

     Ferguson & Company (F&C), is a financial, economic, and regulatory consulting firm providing services to financial institutions. It is located in Hurst, Texas. Its services to financial institutions include:

 .  Mergers and acquisition services

 .  Business plans

 .  Fairness opinions and conversion appraisals

 .  Litigation support

 .  Operational and efficiency consulting

 .  Human resources evaluation and management

     F&C developed several financial institution databases of information derived from periodic financial reports filed with regulatory authorities by financial institutions. For example, F&C developed TAFS and BankSource. TAFS includes thrifts filing TFR's with the OTS and BankSource includes banks and savings banks filing call reports with the FDIC. Both databases include information from the periodic reports plus numerous calculations derived from F&C's analysis. In addition, both databases are interactive, permitting the user to conduct merger analysis, do peer group comparisons, and a number of other items. In 1994, F&C sold its electronic publishing segment to Sheshunoff Information Services Inc., Austin, Texas.

     Brief biographical information is presented below on F&C's principals:

WILLIAM C. FERGUSON, MANAGING PARTNER
-------------------------------------

Mr. Ferguson has approximately 30 years of experience providing various services to financial institutions. He was a partner in a CPA firm prior to founding F&C in 1984. Mr. Ferguson is a frequent speaker for financial institution seminars and he has testified before Congressional Committees several times on his analysis of the state of the thrift industry. Mr. Ferguson has a B.A. degree from Austin Peay University and an M.S. degree from the University of Tennessee. He is a CPA.

CHARLES M. HEBERT, PRINCIPAL
----------------------------

Mr. Hebert has over 30 years of experience providing services to and managing financial institutions. He spent 7 years as a national bank examiner, 14 years in bank management, 5 years in thrift management, and has spent the last 8 years on the F&C consulting staff. Mr. Hebert holds a B.S. degree from Louisiana State University.

ROBIN L. FUSSELL, PRINCIPAL
---------------------------

Mr. Fussell has over 25 years of experience providing professional services to and managing financial institutions. He worked on the audit staff of a "Big Six" accounting firm for 12 years, served as CFO of a thrift for 3 years, and has worked in financial institution consulting for the last 14 years. He is a co-founder of F&C. He holds a B.S. degree from East Carolina University. He is a CPA.

                                  EXHIBIT II

FERGUSON & COMPANY    Exhibit II.1 - Selected Mid-Atlantic Publicly Held Thrifts

                                                                                             Deposit
                                                                                             Insurance
                                                                                             Agency
Ticker  Short Name                                City                     State   Region    (BIF/SAIF)   Exchange       IPO Date
AFED    AFSALA Bancorp Inc.                       Amsterdam                NY      MA        SAIF         NASDAQ         10/01/96
ALBC    Albion Banc Corp.                         Albion                   NY      MA        SAIF         NASDAQ         07/26/93
ALBK    ALBANK Financial Corp.                    Albany                   NY      MA        SAIF         NASDAQ         04/01/92
ASFC    Astoria Financial Corp.                   Lake Success             NY      MA        SAIF         NASDAQ         11/18/93
CATB    Catskill Financial Corp.                  Catskill                 NY      MA        BIF          NASDAQ         04/18/96
CMSB    Commonwealth Bancorp Inc.                 Norristown               PA      MA        SAIF         NASDAQ         06/17/96
CVAL    Chester Valley Bancorp Inc.               Downingtown              PA      MA        SAIF         NASDAQ         03/27/87
DIME    Dime Community Bancorp Inc.               Brooklyn                 NY      MA        BIF          NASDAQ         06/26/96
DME     Dime Bancorp Inc.                         New York                 NY      MA        BIF          NYSE           08/19/86
EQSB    Equitable Federal Savings Bank            Wheaton                  MD      MA        SAIF         NASDAQ         09/10/93
ESBK    Elmira Savings Bank (The)                 Elmira                   NY      MA        BIF          NASDAQ         03/01/85
FBBC    First Bell Bancorp Inc.                   Pittsburgh               PA      MA        SAIF         NASDAQ         06/29/95
FBER    1st Bergen Bancorp                        Wood-Ridge               NJ      MA        SAIF         NASDAQ         04/01/96
FFIC    Flushing Financial Corp.                  Flushing                 NY      MA        BIF          NASDAQ         11/21/95
FIBC    Financial Bancorp Inc.                    Long Island City         NY      MA        SAIF         NASDAQ         08/17/94
FKFS    First Keystone Financial                  Media                    PA      MA        SAIF         NASDAQ         01/26/95
FMCO    FMS Financial Corp.                       Burlington               NJ      MA        SAIF         NASDAQ         12/14/88
FSBI    Fidelity Bancorp Inc.                     Pittsburgh               PA      MA        SAIF         NASDAQ         06/24/88
GAF     GA Financial Inc.                         Pittsburgh               PA      MA        SAIF         AMSE           03/26/96
GPT     GreenPoint Financial Corp.                New York                 NY      MA        BIF          NYSE           01/28/94
HARL    Harleysville Savings Bank                 Harleysville             PA      MA        SAIF         NASDAQ         08/04/87
HAVN    Haven Bancorp Inc.                        Woodhaven                NY      MA        SAIF         NASDAQ         09/23/93
HRBF    Harbor Federal Bancorp Inc.               Baltimore                MD      MA        SAIF         NASDAQ         08/12/94
IBSF    IBS Financial Corp.                       Cherry Hill              NJ      MA        SAIF         NASDAQ         10/13/94
JSB     JSB Financial Inc.                        Lynbrook                 NY      MA        BIF          NYSE           06/27/90
LARL    Laurel Capital Group Inc.                 Allison Park             PA      MA        SAIF         NASDAQ         02/20/87
LFBI    Little Falls Bancorp Inc.                 Little Falls             NJ      MA        SAIF         NASDAQ         01/05/96
LFED    Leeds Federal Bankshares (MHC)            Baltimore                MD      MA        SAIF         NASDAQ         05/02/94
LISB    Long Island Bancorp Inc.                  Melville                 NY      MA        SAIF         NASDAQ         04/18/94
LVSB    Lakeview Financial                        Paterson                 NJ      MA        SAIF         NASDAQ         12/22/93
MBB     MSB Bancorp, Inc.                         Goshen                   NY      MA        BIF          AMSE                 NA
OCFC    Ocean Financial Corp.                     Toms River               NJ      MA        SAIF         NASDAQ         07/03/96
PBCI    Pamrapo Bancorp Inc.                      Bayonne                  NJ      MA        SAIF         NASDAQ         11/14/89
PEEK    Peekskill Financial Corp.                 Peekskill                NY      MA        SAIF         NASDAQ         12/29/95
PFNC    Progress Financial Corp.                  Blue Bell                PA      MA        SAIF         NASDAQ         07/18/83
PFSB    PennFed Financial Services Inc            West Orange              NJ      MA        SAIF         NASDAQ         07/15/94
PHFC    Pittsburgh Home Financial Corp            Pittsburgh               PA      MA        SAIF         NASDAQ         04/01/96
PRBC    Prestige Bancorp Inc.                     Pleasant Hills           PA      MA        SAIF         NASDAQ         06/27/96
PULS    Pulse Bancorp                             South River              NJ      MA        SAIF         NASDAQ         09/18/86
PVSA    Parkvale Financial Corp.                  Monroeville              PA      MA        SAIF         NASDAQ         07/16/87
PWBC    PennFirst Bancorp Inc.                    Ellwood City             PA      MA        SAIF         NASDAQ         06/13/90
PWBK    Pennwood Bancorp Inc.                     Pittsburgh               PA      MA        SAIF         NASDAQ         07/15/96
QCSB    Queens County Bancorp Inc.                Flushing                 NY      MA        BIF          NASDAQ         11/23/93
RARB    Raritan Bancorp Inc.                      Bridgewater              NJ      MA        BIF          NASDAQ         03/01/87
RELY    Reliance Bancorp Inc.                     Garden City              NY      MA        SAIF         NASDAQ         03/31/94
ROSE    TR Financial Corp.                        Garden City              NY      MA        BIF          NASDAQ         06/29/93
SFED    SFS Bancorp Inc.                          Schenectady              NY      MA        SAIF         NASDAQ         06/30/95


Source: SNL & F&C calculations         1

FERGUSON & COMPANY    Exhibit II.1 - Selected Mid-Atlantic Publicly Held Thrifts

                                                                                           Deposit
                                                                                           Insurance
                                                                                           Agency
Ticker  Short Name                                City                   State   Region    (BIF/SAIF)   Exchange       IPO Date
SFIN    Statewide Financial Corp.                 Jersey City            NJ      MA        SAIF         NASDAQ         10/02/95
SKAN    Skaneateles Bancorp Inc.                  Skaneateles            NY      MA        BIF          NASDAQ         06/02/86
SVRN    Sovereign Bancorp Inc.                    Wyomissing             PA      MA        SAIF         NASDAQ         08/12/86
THRD    TF Financial Corp.                        Newtown                PA      MA        SAIF         NASDAQ         07/13/94
TPNZ    Tappan Zee Financial Inc.                 Tarrytown              NY      MA        SAIF         NASDAQ         10/05/95
WHGB    WHG Bancshares Corp.                      Lutherville            MD      MA        SAIF         NASDAQ         04/01/96
WSB     Washington Savings Bank, FSB              Bowie                  MD      MA        SAIF         AMSE                 NA
WSFS    WSFS Financial Corp.                      Wilmington             DE      MA        BIF          NASDAQ         11/26/86
WVFC    WVS Financial Corp.                       Pittsburgh             PA      MA        SAIF         NASDAQ         11/29/93
WYNE    Wayne Bancorp Inc.                        Wayne                  NJ      MA        SAIF         NASDAQ         06/27/96
YFCB    Yonkers Financial Corp.                   Yonkers                NY      MA        SAIF         NASDAQ         04/18/96
YFED    York Financial Corp.                      York                   PA      MA        SAIF         NASDAQ         02/01/84

Maximum
Minimum
Average
Median


Source: SNL & F&C calculations         2

FERGUSON & COMPANY    Exhibit II.1 - Selected Mid-Atlantic Publicly Held Thrifts

                                                                                                                           Tangible
            Current      Current       Price/    Current     Current                   Current          Total   Equity/     Equity/
              Stock       Market          LTM     Price/    Price/ T      Price/      Dividend         Assets    Assets    T Assets
              Price        Value     Core EPS     Book V      Book V      Assets         Yield         ($000)       (%)         (%)
Ticker          ($)         ($M)          (x)        (%)         (%)         (%)           (%)            MRQ       MRQ         MRQ
AFED         19.625        27.05         21.1      120.0       120.0        16.9          1.43        160,408      12.5        12.5
ALBC         10.750         8.06         25.0      133.0       133.0        11.4          0.99         70,810       8.6         8.6
ALBK         48.625       627.60         15.5      174.5       224.7        15.4          1.48      4,083,097       8.8         7.0
ASFC         55.875     1,463.80         19.7      172.4       247.7        13.9          1.43     10,528,393       8.5         6.2
CATB         18.375        85.08         21.6      118.7       118.7        28.9          1.74        294,656      24.3        24.3
CMSB         20.375       331.04         29.1      154.1       195.2        14.6          1.37      2,268,595       9.5         7.6
CVAL         31.750        69.14         23.4      239.8       239.8        21.1          1.39        325,643       8.8         8.8
DIME         25.125       312.51         28.2      167.8       194.2        21.0          1.27      1,488,074      12.5        11.0
DME          30.500     3,548.92         27.2      269.9       329.0        16.2          0.53     21,848,000       6.0         5.0
EQSB         30.500        37.11         17.1      221.5       221.5        11.5           --         321,687       5.2         5.2
ESBK         28.875        21.42         27.5      143.9       147.8         9.4          2.22        228,268       6.4         6.2
FBBC         18.750       122.07         15.6      167.3       167.3        18.1          2.13        675,684      10.8        10.8
FBER         19.750        56.57         27.1      145.5       145.5        19.9          1.01        284,739      13.7        13.7
FFIC         25.500       200.55         22.6      147.0       153.0        18.4          1.26      1,088,476      12.5        12.1
FIBC         26.000        44.45         15.5      161.5       162.2        14.4          1.92        308,248       8.9         8.9
FKFS         17.500        42.22         16.5      168.6       168.6        11.2          1.14        378,527       6.6         6.6
FMCO         35.000        83.57         15.4      221.5       224.8        14.4          0.80        581,660       6.5         6.4
FSBI         28.875        45.09         17.2      167.8       167.8        11.5          1.25        393,076       6.8         6.8
GAF          19.625       151.46         18.0      130.4       131.6        19.3          2.45        783,948      14.8        14.7
GPT          74.250     3,142.26         20.6      218.4       400.5        24.0          1.72     13,083,518       9.7         5.5
HARL         30.000        50.01         14.9      210.8       210.8        14.4          1.47        347,882       6.8         6.8
HAVN         24.500       215.23         19.6      190.7       191.3        10.9          1.22      1,974,890       5.7         5.7
HRBF         24.000        40.64         25.3      139.4       139.4        17.4          2.00        233,572      12.5        12.5
IBSF         17.750       194.26         32.9      150.4       150.4        26.7          2.25        728,181      17.7        17.7
JSB          53.813       533.82         21.1      149.9       149.9        34.8          2.97      1,531,068      23.2        23.2
LARL         22.000        47.85         17.3      212.2       212.2        22.4          1.58        213,379      10.6        10.6
LFBI         20.000        52.16         33.3      137.7       149.3        16.1          1.00        324,425      11.7        10.9
LFED         21.625       112.06         32.8      231.3       231.3        38.5          2.59        291,408      16.6        16.6
LISB         60.188     1,446.23         33.6      259.5       261.9        23.8          1.00      6,072,524       9.2         9.1
LVSB         25.875       107.75         29.4      194.7       230.2        20.8          0.48        517,974      10.7         9.2
MBB          34.875        99.19         31.1      155.7       292.1        12.8          1.72        773,991       9.8         6.2
OCFC         35.250       282.52         21.5      127.6       127.6        19.4          2.27      1,489,220      15.2        15.2
PBCI         26.750        76.05         16.1      156.7       157.7        20.2          4.19        376,714      12.9        12.8
PEEK         17.000        53.16         25.4      114.3       114.3        28.9          2.12        184,215      25.2        25.2
PFNC         16.875        68.58         24.5      273.1       325.1        13.9          0.71        493,406       5.1         4.3
PFSB         18.625       179.66         16.6      161.7       188.7        12.2          0.75      1,475,509       7.0         6.0
PHFC         17.750        34.96         17.9      141.8       143.5        11.7          1.35        299,669       8.2         8.1
PRBC         19.125        17.50         21.3      112.0       112.0        12.2          1.05        143,263      10.9        10.9
PULS         26.250        81.17         14.8      183.4       183.4        15.0          3.05        539,322       8.2         8.2
PVSA         31.750       162.83         15.7      201.1       202.2        15.9          1.64      1,019,143       7.9         7.9
PWBC         19.125       101.57         18.4      147.6       166.0        12.4          1.88        822,350       8.4         7.5
PWBK         22.000        12.11         25.6      131.3       131.3        25.7          1.64         47,211      18.0        18.0
QCSB         39.750       592.78         28.2      299.8       299.8        39.0          2.01      1,541,049      11.2        11.2
RARB         26.500        62.86         17.4      203.7       206.6        15.4          2.26        408,308       7.6         7.5
RELY         35.500       342.01         19.1      178.2       261.6        15.3          1.80      2,243,100       8.6         6.0
ROSE         32.969       580.19         18.8      226.8       226.8        15.1          2.06      3,843,056       6.3         6.3
SFED         21.500        25.98         23.9      121.3       121.3        14.9          1.49        174,428      12.3        12.3


Source: SNL & F&C calculations         3

FERGUSON & COMPANY    Exhibit II.1 - Selected Mid-Atlantic Publicly Held Thrifts

                                                                                                                           Tangible
            Current      Current       Price/    Current     Current                   Current          Total   Equity/     Equity/
              Stock       Market          LTM     Price/    Price/ T      Price/      Dividend         Assets    Assets    T Assets
              Price        Value     Core EPS     Book V      Book V      Assets         Yield         ($000)       (%)         (%)
Ticker          ($)         ($M)          (x)        (%)         (%)         (%)           (%)            MRQ       MRQ         MRQ
SFIN         22.750       102.58         17.9      158.7       158.9        14.9          1.93        703,112       9.4         9.4
SKAN         19.125        27.48         17.6      155.5       159.8        10.7          1.46        256,101       6.9         6.7
SVRN         19.375     1,810.48         21.3      254.6       306.6        12.6          0.41     14,336,283       5.4         4.7
THRD         26.000        82.87         24.5      149.8       179.4        13.9          1.85        597,047       8.4         7.1
TPNZ         18.750        27.71         26.8      128.8       128.8        21.9          1.49        126,470      17.0        17.0
WHGB         18.500        25.70         33.0      129.0       129.0        25.4          1.73        101,331      19.7        19.7
WSB           8.750        38.46         29.2      170.6       170.6        14.5          1.14        264,904       8.5         8.5
WSFS         20.750       258.54         16.3      298.1       299.9        17.1           --       1,515,217       5.7         5.7
WVFC         38.000        68.71         17.9      214.1       214.1        22.8          3.16        292,022      10.7        10.7
WYNE         24.500        49.34         22.7      148.6       148.6        18.5          0.82        267,285      12.4        12.4
YFCB         18.688        56.45         17.5      125.7       125.7        17.0          1.50        331,802      13.5        13.5
YFED         25.500       225.72         25.0      215.4       215.4        19.1          2.04      1,182,276       8.9         8.9

Maximum      74.250     3,548.92         33.6      299.8       400.5        39.0          4.19     21,848,000      25.2        25.2
Minimum       8.750         8.06         14.8      112.0       112.0         9.4           --          47,211       5.1         4.3
Average      26.909       318.09         22.2      176.3       191.8        18.1          1.59      1,818,282      10.8        10.3
Median       24.500        82.87         21.3      161.7       170.6        16.1          1.49        493,406       9.4         8.9


Source: SNL & F&C calculations         4

FERGUSON & COMPANY    Exhibit II.1 - Selected Mid-Atlantic Publicly Held Thrifts

              Core       Core      Core                               NPAs/   Price/      Core       Core       Core
               EPS       ROAA      ROAE     Merger         Current   Assets     Core       EPS       ROAA       ROAE
               ($)        (%)       (%)    Target?         Pricing      (%)      EPS       ($)        (%)        (%)
Ticker         LTM        LTM       LTM      (Y/N)            Date      MRQ      (x)       MRQ        MRQ        MRQ
AFED          0.93       0.79      5.91        N          02/27/98     0.30     20.4      0.24       0.78       6.19
ALBC          0.43       0.49      5.46        N          02/27/98     0.12     22.4      0.12       0.53       6.17
ALBK          3.14       1.18     12.92        N          02/27/98     0.70     11.1      1.10       1.55      17.41
ASFC          2.83       0.77      9.55        N          02/27/98     0.52     20.5      0.68       0.75       8.66
CATB          0.85       1.34      5.19        N          02/27/98     0.35     20.9      0.22       1.31       5.30
CMSB          0.70       0.50      5.17        N          02/27/98     0.42     30.0      0.17       0.45       4.88
CVAL          1.36       0.95     11.04        N          02/27/98     0.55     22.1      0.36       0.96      11.03
DIME          0.89       0.86      5.86        N          02/27/98     0.53     27.3      0.23       0.78       6.08
DME           1.12       0.60     11.05        N          02/27/98     1.06     34.7      0.22       0.49       8.31
EQSB          1.78       0.74     14.65        N          02/27/98     0.38     17.7      0.43       0.70      13.55
ESBK          1.05       0.34      5.40        N          02/27/98     0.63     30.1      0.24       0.30       4.80
FBBC          1.20       1.06     10.03        N          02/27/98     0.09     15.1      0.31       1.08      10.01
FBER          0.73       0.77      4.94        N          02/27/98     0.84     27.4      0.18       0.69       4.94
FFIC          1.13       0.88      6.08        N          02/27/98     0.27     21.3      0.30       0.85       6.37
FIBC          1.68       0.99     10.50        N          02/27/98     1.89     15.5      0.42       0.94      10.31
FKFS          1.06       0.73     10.47        N          02/27/98     1.15     17.5      0.25       0.64       9.65
FMCO          2.27       1.02     15.74        N          02/27/98     1.15     15.4      0.57       0.99      15.00
FSBI          1.68       0.76     11.16        N          02/27/98     0.15     17.6      0.41       0.68      10.02
GAF           1.09       1.08      6.80        N          02/27/98     0.22     17.5      0.28       1.01       6.92
GPT           3.60       1.08     10.64        N          02/27/98     2.90     19.1      0.97       1.11      11.68
HARL          2.01       1.02     15.66        N          02/27/98       --     15.6      0.48       0.95      14.11
HAVN          1.25       0.63     10.51        N          02/27/98     0.66     18.0      0.34       0.63      10.79
HRBF          0.95       0.72      5.55        N          02/27/98     0.53     28.6      0.21       0.64       4.92
IBSF          0.54       0.79      4.36        N          02/27/98     0.11     31.7      0.14       0.84       4.78
JSB           2.55       1.72      7.67        N          02/27/98     1.02     21.0      0.64       1.74       7.59
LARL          1.27       1.40     13.48        N          02/27/98     0.42     17.7      0.31       1.37      12.98
LFBI          0.60       0.51      3.93        N          02/27/98     0.90     27.8      0.18       0.57       4.75
LFED          0.66       1.21      7.36        N          02/27/98     0.03     33.8      0.16       1.14       6.83
LISB          1.79       0.71      7.82        N          02/27/98     0.89     33.4      0.45       0.69       7.61
LVSB          0.88       0.89      8.44        N          02/27/98     1.14     24.9      0.26       1.00       8.70
MBB           1.12       0.54      6.17        N          02/27/98       NA     28.1      0.31       0.60       6.81
OCFC          1.64       1.00      5.71        N          02/27/98     0.52     19.6      0.45       0.97       6.37
PBCI          1.66       1.31      9.87        N          02/27/98     1.70     17.6      0.38       1.15       8.88
PEEK          0.67       1.09      4.23        N          02/27/98     0.77     26.6      0.16       1.01       3.92
PFNC          0.69       0.70     13.37        N          02/27/98     0.50     26.4      0.16       0.64      12.09
PFSB          1.12       0.81     10.98        N          02/27/98     0.55     16.6      0.28       0.76      10.60
PHFC          0.99       0.71      6.51        N          02/27/98     1.68     17.1      0.26       0.67       6.86
PRBC          0.90       0.57      5.03        N          02/27/98     0.43     29.9      0.16       0.39       3.35
PULS          1.77       1.08     13.56        N          02/27/98     0.85     15.6      0.42       1.02      12.69
PVSA          2.02       1.07     14.71        N          02/27/98     0.36     15.3      0.52       1.08      14.56
PWBC          1.04       0.66      8.61        N          02/27/98     0.68     18.4      0.26       0.69       8.33
PWBK          0.86       0.98      5.28        N          02/27/98     0.74     34.4      0.16       0.70       3.85
QCSB          1.41       1.55     11.55        N          02/27/98     0.53     26.2      0.38       1.46      12.78
RARB          1.52       1.01     12.93        N          02/27/98     0.23     17.0      0.39       0.97      12.93
RELY          1.86       0.85     10.31        N          02/27/98     0.54     18.1      0.49       0.87      10.30
ROSE          1.75       0.87     14.16        N          02/27/98     0.48     17.5      0.47       0.89      14.35
SFED          0.90       0.61      4.87        N          02/27/98     0.82     23.4      0.23       0.56       4.63


Source: SNL & F&C calculations         5

FERGUSON & COMPANY    Exhibit II.1 - Selected Mid-Atlantic Publicly Held Thrifts

              Core       Core      Core                               NPAs/    Price/     Core       Core        Core
               EPS       ROAA      ROAE     Merger         Current   Assets     Core       EPS       ROAA        ROAE
               ($)        (%)       (%)    Target?         Pricing      (%)      EPS       ($)        (%)         (%)
Ticker         LTM        LTM       LTM      (Y/N)            Date      MRQ      (x)       MRQ        MRQ         MRQ
SFIN          1.27       0.81      8.46        N          02/27/98     0.33     17.2      0.33       0.81        8.62
SKAN          1.09       0.66      9.47        N          02/27/98     1.89     18.4      0.26       0.61        8.63
SVRN          0.91       0.69     12.55        N          02/27/98     0.63     17.3      0.28       0.80       15.13
THRD          1.06       0.66      6.28        N          02/27/98     0.29     24.1      0.27       0.61        7.45
TPNZ          0.70       0.80      4.65        N          02/27/98     1.19     27.6      0.17       0.74        4.35
WHGB          0.56       0.77      3.66        N          02/27/98     0.95     38.5      0.12       0.61        3.08
WSB           0.30       0.52      6.25        N          02/27/98       NA     36.5      0.06       0.39        4.59
WSFS          1.27       1.10     20.00        N          02/27/98     1.23     17.3      0.30       1.00       17.34
WVFC          2.12       1.31     11.03        N          02/27/98     0.20     16.4      0.58       1.44       11.95
WYNE          1.08       0.86      6.01        N          02/27/98     0.89     24.5      0.25       0.76        5.57
YFCB          1.07       1.04      7.00        N          02/27/98     0.49     18.0      0.26       0.92        6.63
YFED          1.02       0.80      9.36        N          02/27/98     1.01     27.7      0.23       0.74        8.44

Maximum       3.60       1.72     20.00                                2.90     38.5      1.10       1.740      17.410
Minimum       0.30       0.34      3.66                                  --     11.1      0.06       0.300       3.080
Average       1.29       0.88      8.91                                0.71     22.5      0.33       0.848       8.736
Median        1.09       0.81      8.46                                0.55     20.5      0.28       0.780       8.330


Source: SNL & F&C calculations         6

FERGUSON & COMPANY      Exhibit II.2 - Selected Maryland Publicly Held Thrifts

                                                                                         Deposit
                                                                                         Insurance
                                                                                         Agency
Ticker    Short Name                                City              State   Region     (BIF/SAIF)   Exchange         IPO Date
EQSB      Equitable Federal Savings Bank            Wheaton             MD      MA       SAIF         NASDAQ           09/10/93
HRBF      Harbor Federal Bancorp Inc.               Baltimore           MD      MA       SAIF         NASDAQ           08/12/94
LFED      Leeds Federal Bankshares (MHC)            Baltimore           MD      MA       SAIF         NASDAQ           05/02/94
WHGB      WHG Bancshares Corp.                      Lutherville         MD      MA       SAIF         NASDAQ           04/01/96
WSB       Washington Savings Bank, FSB              Bowie               MD      MA       SAIF         AMSE                   NA

Maximum
Minimum
Average
Median


Source: SNL & F&C calculations         7

FERGUSON & COMPANY      Exhibit II.2 - Selected Maryland Publicly Held Thrifts

                                                                                                                  Tangible
             Current    Current     Price/    Current     Current                 Current       Total   Equity/    Equity/     Core
               Stock     Market        LTM     Price/    Price/ T    Price/      Dividend      Assets    Assets   T Assets      EPS
               Price      Value   Core EPS     Book V      Book V    Assets         Yield      ($000)       (%)        (%)      ($)
                 ($)       ($M)        (x)        (%)         (%)       (%)           (%)         MRQ       MRQ        MRQ      LTM
EQSB          30.500      37.11       17.1      221.5       221.5      11.5            --     321,687       5.2        5.2     1.78
HRBF          24.000      40.64       25.3      139.4       139.4      17.4          2.00     233,572      12.5       12.5     0.95
LFED          21.625     112.06       32.8      231.3       231.3      38.5          2.59     291,408      16.6       16.6     0.66
WHGB          18.500      25.70       33.0      129.0       129.0      25.4          1.73     101,331      19.7       19.7     0.56
WSB            8.750      38.46       29.2      170.6       170.6      14.5          1.14     264,904       8.5        8.5     0.30

Maximum       30.500     112.06       33.0      231.3       231.3      38.5          2.59     321,687      19.7       19.7     1.78
Minimum        8.750      25.70       17.1      129.0       129.0      11.5            --     101,331       5.2        5.2     0.30
Average       20.675      50.79       27.5      178.3       178.3      21.5          1.49     242,580      12.5       12.5     0.85
Median        21.625      38.46       29.2      170.6       170.6      17.4          1.73     264,904      12.5       12.5     0.66


Source: SNL & F&C calculations         8

FERGUSON & COMPANY
------------------

             Exhibit II.2 - Selected Maryland Publicly Held Thrifts

               Core      Core                             NPAs/  Price/      Core       Core      Core
               ROAA      ROAE    Merger         Current  Assets    Core       EPS       ROAA      ROAE
                (%)       (%)   Target?         Pricing     (%)     EPS       ($)        (%)       (%)
                LTM       LTM     (Y/N)            Date     MRQ     (x)       MRQ        MRQ       MRQ
EQSB           0.74     14.65       N          02/27/98    0.38    17.7      0.43       0.70     13.55
HRBF           0.72      5.55       N          02/27/98    0.53    28.6      0.21       0.64      4.92
LFED           1.21      7.36       N          02/27/98    0.03    33.8      0.16       1.14      6.83
WHGB           0.77      3.66       N          02/27/98    0.95    38.5      0.12       0.61      3.08
WSB            0.52      6.25       N          02/27/98      NA    36.5      0.06       0.39      4.59

Maximum        1.21     14.65                              0.95    38.5      0.43       1.140    13.550
Minimum        0.52      3.66                              0.03    17.7      0.06       0.390     3.080
Average        0.79      7.49                              0.47    31.0      0.20       0.696     6.594
Median         0.74      6.25                              0.46    33.8      0.16       0.640     4.920


Source: SNL & F&C calculations         9

FERGUSON & COMPANY      Exhibit 11.3 - Comparatives General Characteristics
------------------


                                                                                   Total                     Current        Current
                                                                       Number     Assets                       Stock         Market
                                                                           of      ($000)                      Price          Value
Ticker      Short Name                     City             State     Offices        MRQ      IPO Date           ($)           ($M)

CKFB        CKF Bancorp Inc.               Danville         KY              1     62,865       01/04/95       19.500         16.91
HBBI        Home Building Bancorp          Washington       IN              2     42,430       02/08/95       22.625          7.05
HCFC        Home City Financial Corp.      Springfield      OH              1     70,110       12/30/96       18.625         16.85
LONF        London Financial Corp.         London           OH              1     37,916       04/01/96       14.875          7.59
MIVI        Mississippi View Holding Co.   Little Falls     MN              1     68,619       03/24/95       18.375         13.60
NSLB        NS&L Bancorp Inc.              Neosho           MO              2     59,817       06/08/95       17.375         12.26
PWBK        Pennwood Bancorp Inc.          Pittsburgh       PA              3     47,211       07/15/96       22.000         12.11
SOBI        Sobieski Bancorp Inc.          South Bend       IN              3     87,553       03/31/95       20.500         16.07
SSB         Scotland Bancorp Inc.          Laurinburg       NC              2     61,473       04/01/96       10.125         19.38
USAB        USA Bancshares, Inc.           Philadelphia     PA              1     64,269       NA             10.500          7.69

Maximum                                                                     3     87,553                      22.625         19.38
Minimum                                                                     1     37,916                      10.125          7.05
Average                                                                     2     60,226                      17.450         12.95
Median                                                                      2     62,169                      18.500         12.93

Source: SNL & F&C calculations

FERGUSON & COMPANY     Exhibit II.4 - Comparative Balance Sheet Characteristics

                                           Total   Mortgage-             Investment &       Loan
                               Total    Cash and      Backed         Net   Foreclosed  Servicing        Total      Other       Total
                              Assets Investments  Securities       Loans  Real Estate     Rights  Intangibles     Assets    Deposits
                              ($000)      ($000)      ($000)      ($000)       ($000)     ($000)       ($000)     ($000)      ($000)
Short Name                       MRQ         MRQ         MRQ         MRQ          MRQ        MRQ          MRQ        MRQ         MRQ
CKF Bancorp Inc.              62,865       5,977         373      55,895        --         --           --          -993      43,253
Home Building Bancorp         42,430      12,309       4,466      28,842        --         --           --        -1,279      32,082
Home City Financial Corp.     70,110       8,173         712      59,811        --         --           --        -2,126      51,632
London Financial Corp.        37,916       8,418       3,492      28,931        --         --           --          -567      30,673
Mississippi View Holding Co.  68,619      22,327       4,318      44,493        --         --           --        -1,799      54,867
NS&L Bancorp Inc.             59,817      24,111       4,473      33,847        --         --           83         1,744      43,892
Pennwood Bancorp Inc.         47,211      15,131       1,867      30,305        25         --           --        -1,750      36,267
Sobieski Bancorp Inc.         87,553      16,020      12,512      68,879       152         --           --        -2,502      57,611
Scotland Bancorp Inc.         61,473      15,706         383      44,492        --         --           --        -1,275      45,636
USABancshares, Inc.           64,269      28,056       7,308      33,824        --         --           82         2,307      46,195

Maximum                       87,553      28,056      12,512      68,879       152         --           83         2,502      57,611
Minimum                       37,916       5,977         373      28,842        --         --           --          -567      30,673
Average                       60,226      15,623       3,990      42,932        18         --           17         1,634      44,211
Median                        62,169      15,419       3,905      39,170        --         --           --        -1,747      44,764


Source: SNL & F&C characteristics      11

FERGUSON & COMPANY     Exhibit II.4 - Comparative Balance Sheet Characteristics

                                                                                                              Regulatory  Regulatory
                                Total Subordinated        Other       Total  Preferred     Common      Total    Tangible        Core
                           Borrowings         Debt  Liabilities Liabilities     Equity     Equity     Equity     Capital     Capital
                               ($000)       ($000)       ($000)      ($000)     ($000)     ($000)     ($000)      ($000)      ($000)
Short Name                        MRQ          MRQ          MRQ         MRQ        MRQ        MRQ        MRQ         MRQ         MRQ
CKF Bancorp Inc.                5,214        --           635        49,102      --        13,763     13,763      12,245      12,245
Home Building Bancorp           4,000        --           381        36,463      --         5,967      5,967       4,542       4,542
Home City Financial Corp.       4,311        --           417        56,360      --        13,750     13,750      10,544      10,544
London Financial Corp.          1,700        --           325        32,698      --         5,218      5,218       6,000       6,000
Mississippi View Holding Co.     --          --         1,276        56,143      --        12,476     12,476      10,876      10,876
NS&L Bancorp Inc.               3,000        --         1,101        47,993      --        11,824     11,824       8,793       8,793
Pennwood Bancorp Inc.           1,448        --         1,006        38,721      --         8,490      8,490          NA       8,726
Sobieski Bancorp Inc.          16,850        --           491        74,952      --        12,601     12,601       9,166       9,166
Scotland Bancorp Inc.            --          --         1,042        46,678      --        14,795     14,795      12,762      12,762
USABancshares, Inc.            12,205        --           449        58,849      --         5,420      5,420          NA       4,845

Maximum                        16,850        --         1,276        74,952      --        14,795     14,795      12,762      12,762
Minimum                          --          --           325        32,698      --         5,218      5,218       4,542       4,542
Average                         4,873        --           712        49,796      --        10,430     10,430       9,366       8,850
Median                          3,500        --           563        48,548      --        12,150     12,150       9,855       8,980


Source: SNL & F&C characteristics       12

FERGUSON & COMPANY    Exhibit II.4 - Comparative Balance Sheet Characteristics

                              Regulatory                                                                     Loan Loss     Publicly
                                   Total     Tangible         Core   Risk-Based        NPAs/    Reserves/    Reserves/     Reported
                                 Capital     Capital/     Capital/     Capital/       Assets       Assets         NPLs   Book Value
                                  ($000)     Tangible Adj Tangible Risk-Weightd          (%)          (%)          (%)          ($)
Short Name                           MRQ   Assets (%)   Assets (%)   Assets (%)          MRQ          MRQ          MRQ          MRQ
CKF Bancorp Inc.                  12,370         20.9         20.9         36.8         0.10         0.20       189.39        17.14
Home Building Bancorp              4,625         10.1         10.1         21.0         0.67         0.20        29.02        20.61
Home City Financial Corp.         10,987          8.9          8.9         17.3         0.82         0.63        77.27        15.20
London Financial Corp.             6,200         15.6         15.6         30.2         0.20         0.48       238.16        10.23
Mississippi View Holding Co.      11,309         14.9         14.9         31.7         0.43         1.26       290.24        16.85
NS&L Bancorp Inc.                  8,837         13.8         13.8         38.5         0.03         0.07       220.00        16.61
Pennwood Bancorp Inc.              8,970           NA           NA           NA         0.74         0.52        74.85        16.76
Sobieski Bancorp Inc.              9,360         11.9         11.9         28.5         0.26         0.23       259.74        17.75
Scotland Bancorp Inc.             13,017           NA           NA           NA         --           0.41           NM         7.73
USABancshares, Inc.                5,102           NA           NA           NA         0.57         0.40        70.22         6.73

Maximum                           13,017         20.9         20.9         38.5         0.82         1.26       290.24        20.61
Minimum                            4,625          8.9          8.9         17.3         --           0.07        29.02         6.73
Average                            9,078         13.7         13.7         29.2         0.38         0.44       160.99        14.56
Median                             9,165         13.8         13.8         30.2         0.35         0.41       189.39        16.69


Source: SNL & F&C characteristics        13

FERGUSON & COMPANY     Exhibit II.4 - Comparative Balance Sheet Characteristics

                                 Tangible Earn Assets/    Full-Time        Loans     Cash and
                             Publicly Rep  Int Bearing   Equivalent     Serviced  Investments/        MBS/
                               Book Value  Liabilities    Employees   For Others       Assets       Assets
                                      ($)          (%)     (Actual)       ($000)          (%)          (%)
Short Name                            MRQ          MRQ          MRQ          MRQ          MRQ          MRQ
CKF Bancorp Inc.                    17.14       129.52            9         --           8.91         0.59
Home Building Bancorp               20.61       113.96           13         --          18.48        10.53
Home City Financial Corp.           15.20       122.84           15        2,529        10.64         1.02
London Financial Corp.              10.23       120.35           10         --          12.99         9.21
Mississippi View Holding Co.        16.85       122.33           21           NA        26.24         6.29
NS&L Bancorp Inc.                   16.49       123.63           24         --          32.83         7.48
Pennwood Bancorp Inc.               16.76       118.60           11          147        28.10         3.95
Sobieski Bancorp Inc.               17.75       112.35           24         --           4.01        14.29
Scotland Bancorp Inc.                7.73       131.42           13         --          24.93         0.62
USABancshares, Inc.                  6.63       108.17           11         --          32.28        11.37

Maximum                             20.61       131.42           24        2,529        32.83        14.29
Minimum                              6.63       108.17            9         --           4.01         0.59
Average                             14.54       120.32           15          297        19.94         6.54
Median                              16.63       121.34           13         --          21.71         6.89


Source: SNL & F&C characteristics       14

FERGUSON & COMPANY      Exhibit II 5 - Comparatives Operations Characteristics
------------------

                                                    Net Income         ROAA                  ROAE                 Loan        Total
                             Average                    Before         Before   Core         Before    Core       Loss  Noninterest
                              Assets  Net Income   Extra Items   ROAA   Extra   ROAA   ROAE   Extra    ROAE  Provision       Income
                               ($000)      ($000)        ($000)   (%)     (%)    (%)    (%)     (%)     (%)     ($000)       ($000)
Short Name                       LTM         LTM           LTM    LTM     LTM    LTM    LTM     LTM     LTM        LTM          LTM

CKF Bancorp Inc.              61,434       1,117         1,117   1.82    1.82   1.37   7.74    7.74    5.84         18           62
Home Building Bancorp         43,889         329           329   0.75    0.75   0.72   5.70    5.70    5.48          7          108
Home City Financial Corp.         NA          NA            NA     NA      NA     NA     NA      NA      NA         NA           NA
London Financial Corp.        38,001         411           411   1.08    1.08   1.00   5.62    5.62    5.21          2           68
Mississippi View Holding Co.  68,792         744           744   1.08    1.08   1.06   6.37    6.37    6.27          -          175
NS&L Bancorp Inc.             58,720         456           456   0.78    0.78   0.74   3.83    3.83    3.63          2          198
Pennwood Bancorp Inc.         47,881         458           458   0.96    0.96   0.98   5.14    5.14    5.28         48          120
Sobieski Bancorp Inc.         82,090         497           497   0.61    0.61   0.61   3.95    3.95    3.95          -          137
Scotland Bancorp Inc.         66,893       1,113         1,113   1.66    1.66   1.65   5.21    5.21    5.17         24           74
USABancshares, Inc.           43,387         231           231   0.53    0.53   0.47   4.57    4.57    4.08         75          249

Maximum                       82,090       1,117         1,117   1.82    1.82   1.65   7.74    7.74    6.27         75          249
Minimum                       38,001         231           231   0.53    0.53   0.47   3.83    3.83    3.63          -           62
Average                       56,787         595           595   1.03    1.03   0.96   5.35    5.35    4.99         20          132
Median                        58,720         458           458   0.96    0.96   0.98   5.21    5.21    5.21          7          120

FERGUSON & COMPANY      Exhibit II 5 - Comparatives Operations Characteristics
------------------


                                   Total    Net Loan                Common Dividend   Interest   Interest  Net Interest     Gain on
                             Noninterest Chargeoffs/     LTM EPS Dividends   Payout    Income/   Expense/       Income/       Sale/
                                 Expense   Avg Loans After Extra Per Share    Ratio Avg Assets Avg Assets    Avg Assets  Avg Assets
                                  ($000)         (%)         ($)       ($)      (%)        (%)        (%)           (%)         (%)
Short Name                           LTM         LTM         LTM       LTM      LTM        LTM        LTM           LTM         LTM

CKF Bancorp Inc.                   1,025        0.07        1.29      1.47   113.95       7.46       3.80          3.66        0.69
Home Building Bancorp              1,096        0.01        1.14      0.30    26.32       7.56       4.14          3.43        0.05
Home City Financial Corp.             NA          NA          NA        NA       NA         NA         NA            NA          NA
London Financial Corp.               891        0.03        0.86      5.24   609.30       7.66       3.97          3.69        0.12
Mississippi View Holding Co.       1,618        0.03        0.95      0.16    16.84       7.48       3.62          3.85        0.03
NS&L Bancorp Inc.                  1,372        -           0.68      0.50    73.53       6.65       3.52          3.14        0.06
Pennwood Bancorp Inc.              1,367        0.41        0.84      0.32    38.10       7.91       3.70          4.20        -
Sobieski Bancorp Inc.              1,966        -           0.66      0.30    45.45       7.27       4.02          3.25        -
Scotland Bancorp Inc.              1,509        -           0.65      6.28   965.38       7.56       3.06          4.50        0.36
USABancshares, Inc.                1,735        0.01        0.29      -        -          9.17       4.50          4.67        0.09

Maximum                            1,966        0.41        1.29      6.28   965.38       9.17       4.50          4.67        0.69
Minimum                              891        -           0.29      -        -          6.65       3.06          3.14        -
Average                            1,398        0.06        0.82      1.62   209.87       7.64       3.81          3.82        0.16
Median                             1,372        0.01        0.84      0.32    45.45       7.56       3.80          3.69        0.06

FERGUSON & COMPANY      Exhibit II 5 - Comparatives Operations Characteristics
------------------


                             Real  Noninterest         G&A  Noninterest    Net Oper         Total  Amortization            Extra and
                           Estate      Income/    Expense/     Expense/   Expenses/  Nonrecurring            of       Tax  After Tax
                          Expense   Avg Assets  Avg Assets   Avg Assets  Avg Assets       Expense   Intangibles Provision      Items
                            ($000)         (%)         (%)          (%)         (%)        ($000)        ($000)    ($000)     ($000)
Short Name                    LTM          LTM         LTM          LTM         LTM           LTM           LTM       LTM        LTM

CKF Bancorp Inc.               42         0.10        1.60         1.67        1.50             -             -       575          -
Home Building Bancorp          (3)        0.25        2.50         2.50        2.26             -             -       200          -
Home City Financial Corp.      NA        NA           2.19        NA          NA               NA            NA        NA         NA
London Financial Corp.          -         0.18        2.34         2.34        2.17             -             -       212          -
Mississippi View
  Holding Co.                 (12)        0.25        2.37         2.35        2.12             -             -       482          -
NS&L Bancorp Inc.               -         0.34        2.34         2.34        2.00             -             -       246          -
Pennwood Bancorp Inc.          43         0.25        2.77         2.85        2.51            65             -       240          -
Sobieski Bancorp Inc.          (2)        0.17        2.40         2.39        2.23             -             -       345          -
Scotland Bancorp Inc.           -         0.11        2.26         2.26        2.15           230             -       449          -
USABancshares, Inc.             -         0.57        3.87         4.00        3.30             -            56       272          -

Maximum                        43         0.57        3.87         4.00        3.30           230            56       575          -
Minimum                       (12)        0.10        1.60         1.67        1.50             -             -       200          -
Average                         8         0.25        2.46         2.52        2.25            33             6       336          -
Median                          -         0.25        2.36         2.35        2.17             -             -       272          -

FERGUSON & COMPANY      Exhibit II 5 - Comparatives Operations Characteristics
------------------


                                                                 Yield on        Cost of               Interest      Loan Loss
                                   Efficiency     Preferred   Int Earning    Int Bearing   Effective      Yield     Provision/
                                        Ratio     Dividends        Assets    Liabilities    Tax Rate     Spread     Avg Assets
                                          (%)        ($000)           (%)            (%)         (%)        (%)            (%)
Short Name                                LTM           LTM           LTM            LTM         LTM        LTM            LTM

CKF Bancorp Inc.                        42.50           -            7.64           5.09       33.98       2.55           0.03
Home Building Bancorp                   68.18           -            7.82           4.72       37.81       3.10           0.02
Home City Financial Corp.               NA             NA              NA             NA          NA         NA             NA
London Financial Corp.                  60.61           -            7.74           4.97       34.03       2.77           0.01
Mississippi View Holding Co.            57.68           -            7.58           4.52       39.31       3.06           -
NS&L Bancorp Inc.                       67.29           -            6.85           4.53       35.04       2.32           0.00
Pennwood Bancorp Inc.                   62.07           -            8.34           4.66       34.38       3.68           0.10
Sobieski Bancorp Inc.                   70.09           -            7.55           4.78       40.97       2.77           -
Scotland Bancorp Inc.                   48.91           -            7.69           4.61       28.75       3.08           0.04
USABancshares, Inc.                     73.80           -            9.42           5.21       54.08       4.21           0.17

Maximum                                 73.80           -            9.42           5.21       54.08       4.21           0.17
Minimum                                 42.50           -            6.85           4.52       28.75       2.32           -
Average                                 61.24           -            7.85           4.79       37.59       3.06           0.04
Median                                  62.07           -            7.69           4.72       35.04       3.06           0.02

FERGUSON & COMPANY
------------------

               Exhibit II.6 - Comparative Pricing Characteristics

                                                      Current   Current     Price/   Current    Current             Current    Total
                                                        Stock    Market        LTM    Price/   Price/ T   Price/   Dividend   Assets
          Abbreviated                                   Price     Value   Core EPS    Book V     Book V   Assets      Yield   ($000)
Ticker    Name                  City           State      ($)      ($M)        (x)       (%)        (%)      (%)        (%)      MRQ
CKFB      CKFBancorp-KY         Danville       KY      19.500     16.91       20.1     113.8      113.8     26.9       2.56   62,865
HBBI      HomeBldngBncp-IN      Washington     IN      22.625      7.05       20.8     109.8      109.8     16.6       1.33   42,430
HCFC      HomeCityFinl-OH       Springfield    OH      18.625     16.85       NA       122.5      122.5     24.0       1.93   70,110
LONF      LondonFinlCorp-OH     London         OH      14.875      7.59       18.6     145.4      145.4     20.0       1.61   37,916
MIVI      MissViewHldgCo-MN     Little Falls   MN      18.375     13.60       19.6     109.1      109.1     19.8       1.74   68,619
NSLB      NS&LBancorp-MO        Neosho         MO      17.375     12.26       27.2     104.6      105.4     20.7       2.88   59,817
PWBK      PennwoodBancorp-PA    Pittsburgh     PA      22.000     12.11       25.6     131.3      131.3     25.7       1.64   47,211
SOBI      SobieskiBancorp-IN    South Bend     IN      20.500     16.07       31.1     115.5      115.5     17.9       1.56   87,553
SSB       ScotlandBancorp-NC    Laurinburg     NC      10.125     19.38       15.6     131.0      131.0     31.5       1.98   61,473
USAB      USABancshares-PA      Philadelphia   PA      10.500      7.69       40.4     156.0      158.4     12.0        --    64,269

Maximum                                                22.625     19.38       40.4     156.0      158.4     31.5       2.88   87,553
Minimum                                                10.125      7.05       15.6     104.6      105.4     12.0        --    37,916
Average                                                17.450     12.95       24.3     123.9      124.2     21.5       1.72   60,226
Median                                                 18.500     12.93       20.8     119.0      119.0     20.3       1.69   62,169


Source: SNL & F&C calculations         19

FERGUSON & COMPANY      Exhibit II.6 - Comparative Pricing Characteristics

                    Tangible                                ROACE
         Equity/     Equity/      Core     Core    Core    Before                         NPAs/   Price/      Core    Core      Core
          Assets    T Assets       EPS     ROAA    ROAE     Extra     Merger     Current Assets     Core       EPS    ROAA      ROAE
             (%)         (%)       ($)      (%)     (%)       (%)    Target?     Pricing    (%)      EPS       ($)     (%)       (%)
Ticker       MRQ         MRQ       LTM      LTM     LTM       LTM      (Y/N)        Date    MRQ      (x)       MRQ     MRQ       MRQ
CKFB        21.9        21.9      0.97     1.37    5.84      7.74        N      02/27/98   0.10     18.8      0.26    1.39      6.13
HBBI        14.1        14.1      1.09     0.72    5.48      5.70        N      02/27/98   0.67     25.7      0.22    0.61      4.32
HCFC        19.6        19.6        NA       NA      NA        NA        N      02/27/98   0.82     16.1      0.29    1.39      6.94
LONF        13.8        13.8      0.80     1.00    5.21      5.62        N      02/27/98   0.20     15.5      0.24    1.23      7.30
MIVI        18.2        18.2      0.94     1.06    6.27      6.37        N      02/27/98   0.43     19.1      0.24    1.06      6.30
NSLB        19.8        19.7      0.64     0.74    3.63      3.83        N      02/27/98   0.03     31.0      0.14    0.46      2.31
PWBK        18.0        18.0      0.86     0.98    5.28      5.14        N      02/27/98   0.74     34.4      0.16    0.70      3.85
SOBI        14.4        14.4      0.66     0.61    3.95      3.95        N      02/27/98   0.26     30.2      0.17    0.59      4.06
SSB         24.1        24.1      0.65     1.65    5.17      5.21        N      02/27/98     -      28.1      0.09    1.00      4.31
USAB         8.4         8.3      0.26     0.47    4.08      4.57        N      02/27/98   0.57     17.5      0.15    0.87      9.19

Maximum     24.1        24.1      1.09     1.65    6.27      7.74                          0.82     34.4      0.29    1.39      9.19
Minimum      8.4         8.3      0.26     0.47    3.63      3.83                            -      15.5      0.09    0.46      2.31
Average     17.2        17.2      0.76     0.96    4.99      5.35                          0.38     23.6      0.20    0.93      5.47
Median      18.1        18.1      0.80     0.98    5.21      5.21                          0.35     22.4      0.20    0.94      5.23


Source: SNL & F&C calculations         20

FERGUSON & COMPANY      Exhibit II.7 - Comparative Risk Characteristics

                                          NPAs + Loans                                            Net Loan
                                    NPAs/  90+ Pst Due/       NPAs/    Reserves/    Reserves/   Chargeoffs/
                                   Assets       Assets       Equity        Loans         NPAs    Avg Loans
                                      (%)          (%)          (%)          (%)          (%)          (%)
Short Name                            MRQ          MRQ          MRQ          MRQ          MRQ          MRQ
CKF Bancorp Inc.                     0.10         0.47         0.48         0.22       189.39         --
Home Building Bancorp                0.67         0.67         4.79         0.29        29.02         --
Home City Financial Corp.            0.82         0.82         4.16         0.73        77.27         0.08
London Financial Corp.               0.20         0.20         1.46         0.62       238.16         0.12
Mississippi View Holding Co.         0.43         0.56         2.38         1.90       290.24        (0.02)
NS&L Bancorp Inc.                    0.03         0.14         0.17         0.13       220.00           NA
Pennwood Bancorp Inc.                0.74         1.49         4.13         0.80        69.52         0.93
Sobieski Bancorp Inc.                0.26         0.26         1.82         0.29        87.34         --
Scotland Bancorp Inc.                --           --           --           0.57           NM         --
USABancshares, Inc.                  0.57         0.57         6.75         0.75        70.22         --

Maximum                              0.82         1.49         6.75         1.90       290.24         0.93
Minimum                              --           --           --           0.13        29.02        (0.02)
Average                              0.38         0.52         2.61         0.63       141.24         0.12
Median                               0.35         0.52         2.10         0.60        87.34         --


Source: SNL & F&C calculations         21

FERGUSON & COMPANY      Exhibit II.7 - Comparative Risk Characteristics

                                            Intangible     One Year                Earn Assets/
                                   Loans/      Assets/     Cum Gap/           Net  Int Bearing
                                   Assets       Equity       Assets         Loans  Liabilities
                                      (%)          (%)          (%)        ($000)          (%)
Short Name                            MRQ          MRQ          MRY           MRQ          MRQ
CKF Bancorp Inc.                    89.11         --             NA        55,895       129.52
Home Building Bancorp               68.17         --             NA        28,842       113.96
Home City Financial Corp.           85.94         --             NA        59,811       122.84
London Financial Corp.              76.78         --             NA        28,931       120.35
Mississippi View Holding Co.        66.10         --             NA        44,493       122.33
NS&L Bancorp Inc.                   56.71         0.70           NA        33,847       123.63
Pennwood Bancorp Inc.               64.71         --          (5.10)       30,305       118.60
Sobieski Bancorp Inc.               78.90         --             NA        68,879       112.35
Scotland Bancorp Inc.               72.79         --             NA        44,492       131.42
USABancshares, Inc.                 53.03         1.51       (13.85)       33,824       108.17

Maximum                             89.11         1.51        (5.10)       68,879       131.42
Minimum                             53.03         --         (13.85)       28,842       108.17
Average                             71.22         0.22        (9.48)       42,932       120.32
Median                              70.48         --          (9.48)       39,170       121.34


Source: SNL & F&C calculations         22

                                  EXHIBIT III

FERGUSON & COMPANY     Exhibit III

NORTHFIELD FEDERAL SAVINGS
BALTIMORE, MD

                                                    FINANCIAL HIGHLIGHTS

                                              1994      1995      1996  YTD 9/97
                                                          ($000's)
BALANCE SHEET:
Total Assets                                30,349    32,102    32,228    35,124
% Change in Assets                            2.90      5.78      0.39      8.99
Total Loans                                 21,234    21,841    23,968    29,973
Deposits                                    27,639    29,162    29,103    30,098
Broker Originated Deposits                      --        --        --        --

CAPITAL:
Equity Capital                               2,368     2,623     2,745     2,992
Tangible Capital                             2,368     2,633     2,768     3,014
Core Capital                                 2,368     2,633     2,768     3,014
Risk-Based Capital                           2,448     2,723     2,868     3,122
Equity Capital/Total Assets                   7.80      8.17      8.52      8.52
Core Capital/Risk Based Assets               16.04     17.26     18.06     16.95
Core Capital/Adj Tang Assets                  7.80      8.20      8.58      8.58
Tangible Cap/Tangible Assets                  7.80      8.20      8.58      8.58
Risk-Based Cap/Risk-Wt Assets                16.58     17.85     18.71     17.56

PROFITABILITY:
Net Income(Loss)                               286       278       170       245
Ret on Avg Assets Bef Ext Item                0.97      0.90      0.53      0.98
Return on Average Equity                     12.87     11.30      6.32     11.43
Net Interest Income/Avg Assets                3.58      3.41      3.30      3.33
Noninterest Income/Avg Assets                 0.24      0.17      0.16      0.20
Noninterest Expense/Avg Assets                2.29      2.16      2.68      1.88
Yield/Cost Spread                             3.43      3.18      3.03      3.03

LIQUIDITY:
Int Earn Assets/Int Bear Liab               107.65    108.00    109.07    108.55
Brokered Deposits/Tot Deposits                  --        --        --        --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                 0.89      0.52      0.47      0.86
Nonaccrual Loans/Gross Loans                    --        --        --        --
Nonaccrual Lns/Ln Loss Reserve                  --        --        --        --
Repos Assets/Tot Assets                         --        --        --        --
Net Chrg-Off/Av Adj Lns                         --        --        --        --
Nonmtg 1-4 Constr&Conv Lns/TA                 8.56      8.51      8.11      7.08

Source: TAFS, published by Sheshunoff   1

FERGUSON & COMPANY     Exhibit III

NORTHFIELD FEDERAL SAVINGS
BALTIMORE, MD

                                           SELECTED PEER GROUP RATIOS & RANKINGS
                                              1994      1995      1996  YTD 9/97
Peer Group Category                              2         2         2         2

CAPITAL:
Equity Capital/Total Assets                   7.80      8.17      8.52      8.52
Peer Group Percentile                           32        30        37        32
Core Cap/Adj Tangible Assets                  7.80      8.20      8.58      8.58
Peer Group Percentile                           34        32        40        35
Tangible Cap/Tangible Assets                  7.80      8.20      8.58      8.58
Peer Group Percentile                           34        32        40        36
Risk-Based Cap/Risk-Wt Assets                16.58     17.85     18.71     17.56
Peer Group Percentile                           34        43        44        38

ASSET QUALITY:
Risk Assets/Total Assets                      8.66      8.51      8.11      7.08
Peer Group Percentile                           32        30        33        42
Risk Weighted Assts/Tot Assts                48.66     47.53     47.56     50.62
Peer Group Percentile                           47        55        57        49
Nonaccrual Loans/Gross Loans                    --        --        --        --
Peer Group Percentile                          100       100       100       100
Repos Assets/Tot Assets                         --        --        --        --
Peer Group Percentile                           36       100       100       100
90+ Day Del Loans/Gross Loans                 0.71      0.50      0.45      0.87
Peer Group Percentile                           23        33        34        22
90Day P Due+NonAccr-(1-4)/LLR                38.75    125.56    114.00        --
Peer Group Percentile                           25        10        12       100

LIQUIDITY:
Avg Reg Liquidity Ratio                      11.95     17.24     12.69      5.48
Peer Group Percentile                           34        51        45         5

PROFITABILITY:
Ret on Avg Assets Bef Ext Item                0.97      0.90      0.53      0.98
Peer Group Percentile                           66        75        70        80
Return on Equity Capital                     12.29     10.75      6.19     10.92
Peer Group Percentile                           85        88        84        90
Int Earn Assets/Int Bear Liab               107.65    108.00    109.07    108.55
Peer Group Percentile                           59        61        64        61
Yield on Earning Assts                        7.40      7.89      7.76      7.77
Peer Group Percentile                           64        61        53        52
Cost of Funds                                 3.97      4.71      4.74      4.74
Peer Group Percentile                           39        50        50        55
Yield/Cost Spread                             3.43      3.18      3.03      3.03
Peer Group Percentile                           55        58        49        48

Source: TAFS, published by Sheshunoff   2

FERGUSON & COMPANY     Exhibit III

NORTHFIELD FEDERAL SAVINGS
BALTIMORE, MD
                                                   FINANCIAL HIGHLIGHTS

                                          12/31/96   3/31/97   6/30/97   9/30/97
                                                         ($000's)
BALANCE SHEET:
Total Assets                                32,228    33,102    33,443    35,124
% Change in Assets                            0.67      2.71      1.03      5.03
Total Loans                                 23,968    24,827    26,695    29,973
Deposits                                    29,103    29,700    29,784    30,098
Broker Originated Deposits                      --        --        --        --

CAPITAL:
Equity Capital                               2,745     2,804     2,897     2,992
Tangible Capital                             2,768     2,832     2,921     3,014
Core Capital                                 2,768     2,832     2,921     3,014
Risk-Based Capital                           2,868     2,935     3,026     3,122
Equity Capital/Total Assets                   8.52      8.47      8.66      8.52
Core Capital/Risk Based Assets               18.06     18.05     17.99     16.95
Core Capital/Adj Tang Assets                  8.58      8.55      8.73      8.58
Tangible Cap/Tangible Assets                  8.58      8.55      8.73      8.58
Risk-Based Cap/Risk-Wt Assets                18.71     18.71     18.64     17.56

PROFITABILITY:
Net Income(Loss)                                54        63        89        93
Ret on Avg Assets Bef Ext Item                0.67      0.77      1.07      1.09
Return on Average Equity                      7.95      9.08     12.49     12.63
Net Interest Income/Avg Assets                3.39      3.25      3.38      3.36
Noninterest Income/Avg Assets                 0.15      0.20      0.16      0.25
Noninterest Expense/Avg Assets                2.54      1.87      1.86      1.89
Yield/Cost Spread                             3.09      2.95      3.08      3.06

LIQUIDITY:
Int Earn Assets/Int Bear Liab               109.07    109.43    110.13    108.55
Brokered Deposits/Tot Deposits                  --        --        --        --
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                 0.47        --      0.30      0.86
Nonaccrual Loans/Gross Loans                    --        --        --        --
Nonaccrual Lns/Ln Loss Reserve                  --        --        --        --
Repos Assets/Tot Assets                         --        --        --        --
Net Chrg-Off/Av Adj Lns                         --        --        --        --
Nonmtg 1-4 Constr&Conv Lns/TA                 8.11      7.40      7.81      7.08

Source: TAFS, published by Sheshunoff   3

FERGUSON & COMPANY     Exhibit III

NORTHFIELD FEDERAL SAVINGS
BALTIMORE, MD

                                           SELECTED PEER GROUP RATIOS & RANKINGS
                                          12/31/96   3/31/97   6/30/97   9/30/97
Peer Group Category                              2         2         2         2

CAPITAL:
Equity Capital/Total Assets                   8.52      8.47      8.66      8.52
Peer Group Percentile                           37        35        37        32
Core Cap/Adj Tangible Assets                  8.58      8.55      8.73      8.58
Peer Group Percentile                           40        37        40        35
Tangible Cap/Tangible Assets                  8.58      8.55      8.73      8.58
Peer Group Percentile                           40        37        40        36
Risk-Based Cap/Risk-Wt Assets                18.71     18.71     18.64     17.56
Peer Group Percentile                           44        45        45        38

ASSET QUALITY:
Risk Assets/Total Assets                      8.11      7.40      7.81      7.08
Peer Group Percentile                           33        37        35        42
Risk Weighted Assts/Tot Assts                47.56     47.39     48.55     50.62
Peer Group Percentile                           57        59        56        49
Nonaccrual Loans/Gross Loans                    --        --        --        --
Peer Group Percentile                          100       100       100       100
Repos Assets/Tot Assets                         --        --        --        --
Peer Group Percentile                          100       100       100       100
90+ Day Del Loans/Gross Loans                 0.45        --      0.30      0.87
Peer Group Percentile                           34       100        39        22
90Day P Due+NonAccr-(1-4)/LLR               114.00        --        --        --
Peer Group Percentile                           12       100       100       100

LIQUIDITY:
Avg Reg Liquidity Ratio                      12.69     12.94      8.32      5.48
Peer Group Percentile                           45        43        20         5

PROFITABILITY:
Ret on Avg Assets Bef Ext Item                0.67      0.77      1.07      1.09
Peer Group Percentile                        43.00     51.00     83.00     84.00
Return on Equity Capital                      7.87      8.99     12.29     12.43
Peer Group Percentile                           57        69        90        91
Int Earn Assets/Int Bear Liab               109.07    109.43    110.13    108.55
Peer Group Percentile                           64        67        67        61
Yield on Earning Assts                        7.85      7.63      7.79      7.89
Peer Group Percentile                           55        44        52        57
Cost of Funds                                 4.76      4.68      4.71      4.83
Peer Group Percentile                           50        53        58        52
Yield/Cost Spread                             3.09      2.95      3.08      3.06
Peer Group Percentile                           50        45        49        52


Source: TAFS, published by Sheshunoff   4

                                   EXHIBIT IV

FERGUSON & COMPANY     Exhibit IV

CENTRAL KENTUCKY FSB
DANVILLE, KY
TICKER CKFB
                                                FINANCIAL HIGHLIGHTS

                                    1994         1995        1996     YTD 9/97
                                                     ($000'S)
BALANCE SHEET:
Total Assets                      56,377       56,545      60,014       59,868
% Change in Assets                 12.64         0.30        6.13        (0.24)
Total Loans                       45,441       49,997      53,544       55,580
Deposits                          44,273       43,126      44,762       43,840
Broker Originated Deposits            --           --          --           --

CAPITAL:
Equity Capital                    11,290       12,295      12,431       12,308
Tangible Capital                  10,989       11,781      11,967       12,004
Core Capital                      10,989       11,781      11,967       12,004
Risk-Based Capital                11,065       11,881      12,074       12,123
Equity Capital/Total Assets        20.03        21.74       20.71        20.56
Core Capital/Risk Based Assets     39.04        33.63       35.07        34.22
Core Capital/Adj Tang Assets       19.65        21.03       20.10        20.15
Tangible Cap/Tangible Assets       19.65        21.03       20.10        20.15
Risk-Based Cap/Risk-Wt Assets      39.31        33.92       35.38        34.56

PROFITABILITY:
Net Income(Loss)                     542          764         827          927
Ret on Avg Assets Bef Ext Item      1.02         1.35        1.40         2.05
Return on Average Equity            6.39         6.48        6.55         9.73
Net Interest Income/Avg Assets      2.98         3.83        3.71         3.73
Noninterest Income/Avg Assets       0.16         0.16        0.65         1.12
Noninterest Expense/Avg Assets      1.60         1.87        2.27         1.67
Yield/Cost Spread                   2.46         3.08        2.87         2.79

LIQUIDITY:
Int Earn Assets/Int Bear Liab     123.66       125.92      123.97       124.12
Brokered Deposits/Tot Deposits        --           --          --           --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       1.48         1.09        1.25         1.29
Nonaccrual Loans/Gross Loans          --         0.00        0.16         0.26
Nonaccrual Lns/Ln Loss Reserve        --         2.00       81.31       122.69
Repos Assets/Tot Assets               --           --          --           --
Net Chrg-Off/Av Adj Lns               --           --          --         0.14
Nonmtg 1-4 Constr&Conv Lns/TA      10.51        13.09       12.79        14.05

Source: TAFS, published by Sheshunoff   1

FERGUSON & COMPANY     Exhibit IV

HOME BUILDING SVGS BK FSB
WASHINGTON, IN
TICKER HBBI
                                                FINANCIAL HIGHLIGHTS

                                    1994         1995        1996     YTD 9/97
                                                     ($000'S)
BALANCE SHEET:
Total Assets                      42,107       42,796      44,337       41,488
% Change in Assets                 (1.66)        1.64        3.60        (6.43)
Total Loans                       29,944       29,177      28,500       28,725
Deposits                          36,629       33,283      35,589       32,511
Broker Originated Deposits            --           --          --           --

CAPITAL:
Equity Capital                     3,090        4,639       4,335        4,475
Tangible Capital                   3,090        4,611       4,338        4,463
Core Capital                       3,090        4,611       4,338        4,463
Risk-Based Capital                 3,167        4,688       4,417        4,544
Equity Capital/Total Assets         7.34        10.84        9.78        10.79
Core Capital/Risk Based Assets     13.65        20.99       20.19        21.04
Core Capital/Adj Tang Assets        7.35        10.79        9.78        10.76
Tangible Cap/Tangible Assets        7.35        10.79        9.78        10.76
Risk-Based Cap/Risk-Wt Assets      13.99        21.35       20.56        21.42

PROFITABILITY:
Net Income(Loss)                     327          421        (138)         273
Ret on Avg Assets Bef Ext Item      0.77         0.99       (0.32)        0.81
Return on Average Equity           11.11        10.89       (3.15)        8.22
Net Interest Income/Avg Assets      3.21         3.40        3.18         3.23
Noninterest Income/Avg Assets       0.24         0.38        0.34         0.36
Noninterest Expense/Avg Assets      2.10         2.22        2.86         2.25
Yield/Cost Spread                   3.32         3.45        3.18         3.24

LIQUIDITY:
Int Earn Assets/Int Bear Liab     102.72       105.49      103.42       105.49
Brokered Deposits/Tot Deposits        --           --          --           --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       0.68         0.32        1.60         0.87
Nonaccrual Loans/Gross Loans        0.67         0.20        1.59         0.64
Nonaccrual Lns/Ln Loss Reserve    263.64        77.92      577.22       224.69
Repos Assets/Tot Assets               --           --          --           --
Net Chrg-Off/Av Adj Lns             0.03           --        1.44         0.01
Nonmtg 1-4 Constr&Conv Lns/TA       0.53         0.81        0.69         1.28

Source: TAFS, published by Sheshunoff   2

FERGUSON & COMPANY     Exhibit IV

HOME CITY FSB OF SPRINGFIELD
SPRINGFIELD, OH
TICKER HCFC
                                                FINANCIAL HIGHLIGHTS

                                    1994         1995        1996     YTD 9/97
                                                     ($000'S)
BALANCE SHEET:
Total Assets                      45,622       53,225      68,370       69,713
% Change in Assets                 12.81        16.67       28.45         1.96
Total Loans                       35,698       44,014      50,835       60,143
Deposits                          37,857       45,021      53,458       53,891
Broker Originated Deposits            --           --          --           --

CAPITAL:
Equity Capital                     4,548        5,179      10,225       10,863
Tangible Capital                   4,513        4,954       9,955       10,544
Core Capital                       4,513        4,954       9,955       10,544
Risk-Based Capital                 4,779        5,266      10,355       10,987
Equity Capital/Total Assets         9.97         9.73       14.96        15.58
Core Capital/Risk Based Assets     18.72        17.68       28.47        25.50
Core Capital/Adj Tang Assets        9.89         9.35       14.62        15.19
Tangible Cap/Tangible Assets        9.89         9.35       14.62        15.19
Risk-Based Cap/Risk-Wt Assets      19.82        18.79       29.61        26.57

PROFITABILITY:
Net Income(Loss)                     621          537         495          585
Ret on Avg Assets Bef Ext Item      1.44         1.09        0.86         1.16
Return on Average Equity           14.82        11.08        8.31         7.42
Net Interest Income/Avg Assets      4.48         3.46        3.16         3.49
Noninterest Income/Avg Assets       0.48         0.69        0.92         0.45
Noninterest Expense/Avg Assets      2.48         2.47        2.81         2.19
Yield/Cost Spread                   4.30         3.23        2.96         2.95

LIQUIDITY:
Int Earn Assets/Int Bear Liab     108.60       106.21      113.47       113.26
Brokered Deposits/Tot Deposits        --           --          --           --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       0.28         0.52        0.45         0.94
Nonaccrual Loans/Gross Loans        0.26         0.49        0.43         0.95
Nonaccrual Lns/Ln Loss Reserve     24.82        53.76       45.36       129.12
Repos Assets/Tot Assets               --           --          --           --
Net Chrg-Off/Av Adj Lns               --         0.04        0.01           --
Nonmtg 1-4 Constr&Conv Lns/TA      24.25        23.30       19.22        21.28

Source: TAFS, published by Sheshunoff   3

FERGUSON & COMPANY     Exhibit IV

CITIZENS L&SC
LONDON, OH
TICKER LONF
                                                FINANCIAL HIGHLIGHTS

                                    1994         1995        1996     YTD 9/97
                                                     ($000'S)
BALANCE SHEET:
Total Assets                      32,226       34,615      35,289       36,778
% Change in Assets                  4.24         7.41        1.95         4.22
Total Loans                       26,717       27,877      28,003       29,628
Deposits                          28,754       30,989      28,795       29,951
Broker Originated Deposits            --           --          --           --

CAPITAL:
Equity Capital                     3,123        3,267       5,524        5,817
Tangible Capital                   3,123        3,267       5,524        5,817
Core Capital                       3,123        3,267       5,524        5,817
Risk-Based Capital                 3,315        3,454       5,712        6,005
Equity Capital/Total Assets         9.69         9.44       15.65        15.82
Core Capital/Risk Based Assets     18.01        18.11       28.82        29.78
Core Capital/Adj Tang Assets        9.69         9.44       15.65        15.82
Tangible Cap/Tangible Assets        9.69         9.44       15.65        15.82
Risk-Based Cap/Risk-Wt Assets      19.12        19.15       29.80        30.75

PROFITABILITY:
Net Income(Loss)                     244          144         225          293
Ret on Avg Assets Bef Ext Item      0.77         0.43        0.64         1.07
Return on Average Equity            8.13         4.51        4.18         6.88
Net Interest Income/Avg Assets      3.28         2.87        3.51         3.51
Noninterest Income/Avg Assets       0.25         0.24        0.21         0.22
Noninterest Expense/Avg Assets      2.38         2.43        2.78         2.16
Yield/Cost Spread                   3.10         2.61        2.94         2.92

LIQUIDITY:
Int Earn Assets/Int Bear Liab     107.79       107.36      116.24       116.20
Brokered Deposits/Tot Deposits        --           --          --           --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       0.09         0.16        1.06         0.90
Nonaccrual Loans/Gross Loans        0.08         0.16        1.00         0.88
Nonaccrual Lns/Ln Loss Reserve     11.46        24.06      159.04       138.83
Repos Assets/Tot Assets               --           --          --           --
Net Chrg-Off/Av Adj Lns               --         0.02       (0.00)          --
Nonmtg 1-4 Constr&Conv Lns/TA      16.87        15.78       14.37        14.14

Source: TAFS, published by Sheshunoff   4

FERGUSON & COMPANY     Exhibit IV

COMMUNITY FS&LA
LITTLE FALLS, MN
TICKER MIVI
                                                FINANCIAL HIGHLIGHTS

                                    1994         1995        1996     YTD 9/97
                                                     ($000'S)
BALANCE SHEET:
Total Assets                      62,111       69,212      70,306       68,547
% Change in Assets                 (4.36)       11.43        1.58        (2.50)
Total Loans                       44,310       43,438      44,095       44,858
Deposits                          55,312       54,689      56,426       55,212
Broker Originated Deposits            --           --          --           --

CAPITAL:
Equity Capital                     6,137       10,912      11,504       11,998
Tangible Capital                   6,043       10,692      10,639       10,886
Core Capital                       6,043       10,692      10,639       10,886
Risk-Based Capital                 6,419       11,092      11,068       11,318
Equity Capital/Total Assets         9.88        15.77       16.36        17.50
Core Capital/Risk Based Assets     18.90        32.13       31.25        31.91
Core Capital/Adj Tang Assets        9.74        15.50       15.32        16.32
Tangible Cap/Tangible Assets        9.74        15.50       15.32        16.32
Risk-Based Cap/Risk-Wt Assets      20.08        33.33       32.51        33.17

PROFITABILITY:
Net Income(Loss)                     414          837         520          646
Ret on Avg Assets Bef Ext Item      0.65         1.27        0.74         1.24
Return on Average Equity            7.03         9.82        4.81         7.34
Net Interest Income/Avg Assets      3.40         3.80        3.47         3.64
Noninterest Income/Avg Assets       0.40         0.55        0.43         0.42
Noninterest Expense/Avg Assets      2.40         2.26        2.70         2.00
Yield/Cost Spread                   3.23         3.47        2.94         3.01

LIQUIDITY:
Int Earn Assets/Int Bear Liab     108.61       115.61      118.25       119.16
Brokered Deposits/Tot Deposits        --           --          --           --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       0.09         0.22        0.59         0.51
Nonaccrual Loans/Gross Loans        0.05           --        0.38         0.44
Nonaccrual Lns/Ln Loss Reserve      2.06           --       19.73        23.11
Repos Assets/Tot Assets               --           --          --           --
Net Chrg-Off/Av Adj Lns            (0.03)        0.33        0.02         0.04
Nonmtg 1-4 Constr&Conv Lns/TA       5.96         2.47        2.85         2.43

Source: TAFS, published by Sheshunoff   5

FERGUSON & COMPANY     Exhibit IV

NEOSHO S&LA, FA
NEOSHO, MO
TICKER NSLB
                                                FINANCIAL HIGHLIGHTS

                                    1994         1995        1996     YTD 9/97
                                                     ($000'S)
BALANCE SHEET:
Total Assets                      49,738       53,156      56,645       59,066
% Change in Assets                 (4.49)        6.87        6.56         4.27
Total Loans                       25,095       28,013      31,762       34,056
Deposits                          43,274       41,964      44,062       45,631
Broker Originated Deposits            --           --          --           --

CAPITAL:
Equity Capital                     6,018        9,947       8,339        8,876
Tangible Capital                   6,018        9,947       8,339        8,793
Core Capital                       6,018        9,947       8,339        8,793
Risk-Based Capital                 6,036        9,945       8,381        8,837
Equity Capital/Total Assets        12.10        18.71       14.72        15.03
Core Capital/Risk Based Assets     34.70        51.58       38.31        34.63
Core Capital/Adj Tang Assets       12.10        18.71       14.72        14.91
Tangible Cap/Tangible Assets       12.10        18.71       14.72        14.91
Risk-Based Cap/Risk-Wt Assets      34.81        51.57       38.50        34.81

PROFITABILITY:
Net Income(Loss)                     471          471         186          289
Ret on Avg Assets Bef Ext Item      0.93         0.92        0.33         0.67
Return on Average Equity            8.16         5.90        1.97         4.49
Net Interest Income/Avg Assets      3.04         3.06        2.80         2.95
Noninterest Income/Avg Assets       0.59         0.54        0.43         0.42
Noninterest Expense/Avg Assets      2.17         2.32        2.79         2.38
Yield/Cost Spread                   2.94         2.70        2.32         2.54

LIQUIDITY:
Int Earn Assets/Int Bear Liab     110.37       119.53      114.10       114.72
Brokered Deposits/Tot Deposits        --           --          --           --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       0.04         0.12        0.14         0.06
Nonaccrual Loans/Gross Loans          --         0.12        0.14         0.06
Nonaccrual Lns/Ln Loss Reserve        --        89.74      107.14        45.45
Repos Assets/Tot Assets               --           --          --           --
Net Chrg-Off/Av Adj Lns               --        (0.02)         --           --
Nonmtg 1-4 Constr&Conv Lns/TA       0.42         0.33        0.20         0.99

Source: TAFS, published by Sheshunoff   6

FERGUSON & COMPANY     Exhibit IV

PENNWOOD SVGS BK
PITTSBURGH, PA
TICKER PWBK
                                                FINANCIAL HIGHLIGHTS

                                    1994         1995        1996     YTD 9/97
                                                     ($000'S)
BALANCE SHEET:
Total Assets                      40,464       41,592      46,707       47,546
% Change in Assets                 (2.18)        2.79       12.30         1.80
Securities-Book Value              5,123       11,765      18,306       13,320
Securities-Fair Value              5,030       11,811      18,318       13,328
Total Loans & Leases              25,349       23,321      21,515       28,962
Total Deposits                    36,131       36,899      35,227       36,740
Loan/Deposit Ratio                    70           63          61           79
Provision for Loan Losses            136          426          67           36

CAPITAL:
Equity Capital                     3,877        4,065       9,378        8,645
Total Qualifying Capital(Est)      4,155        4,339       9,679        8,883
Equity Capital/Average Assets       9.48         9.91       21.19        18.04
Tot Qual Cap/Rk Bsd Asts(Est)      16.04        17.20       39.70        34.17
Tier 1 Cap/Rsk Bsed Asts(Est)      14.79        15.95       38.45        33.02
T1 Cap/Avg Assets(Lev Est)          9.37         9.61       20.14        17.51
Dividends Declared/Net Income         --           --       19.55       419.75

PROFITABILITY:
Net Income(Loss)                     168          192         220          405
Return on Average Assets            0.41         0.47        0.50         1.13
Return on Average Equity Cap        4.46         4.84        3.65         5.93
Net Interest Margin                 3.63         4.38        4.32         4.57
Net Int Income/Avg Assets           3.53         4.16        4.11         4.31
Noninterest Income/Avg Assets       0.23         0.06        0.18         0.18
Noninterest Exp/Avg Assets          3.09         2.77        3.42         2.80

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE             5.55         5.30        2.85         2.45
NPA's/Equity + LLR                 33.20        27.40        6.37         7.94
LLR/Nonperf & Restrcd Lns          28.51        44.59       62.50        44.73
Foreclosed RE/Total Assets          0.23         0.42        0.28         0.08
90+ Day Del Loans/Total Loans       0.45         1.05        0.81         0.91
Loan Loss Reserves/Total Lns        1.48         2.05        1.42         1.04
Net Charge-Offs/Average Loans       0.37         1.33        1.07         0.16
Dom Risk R/E Lns/Tot Dom Lns       20.76        20.31       19.96        11.94

LIQUIDITY:
Brokered Dep/Total Dom Deps           --           --          --           --
$100M+ Time Dep/Total Dom Dep       3.95         4.98        4.64         6.19
Int Earn Assets/Int Bear Liab     108.99       108.22      124.73       124.42
Pledged Sec/Total Sec                 --           --          --           --
Fair Value Sec/Amort Cost Sec      99.54       100.95      100.10       100.78


Source: BankSource, published by Sheshunoff

FERGUSON & COMPANY     Exhibit IV

SOBIESKI FS&LA
SOUTH BEND, IN
TICKER SOBI
                                                FINANCIAL HIGHLIGHTS

                                    1994         1995        1996     YTD 9/97
                                                     ($000'S)
BALANCE SHEET:
Total Assets                      70,694       72,595      75,773       81,969
% Change in Assets                 (4.11)        2.69        4.38         8.18
Total Loans                       49,594       45,893      52,234       60,427
Deposits                          64,309       61,399      59,714       58,645
Broker Originated Deposits            --           --          --           --

CAPITAL:
Equity Capital                     5,917       10,002       9,321        9,139
Tangible Capital                   5,917        9,964       9,331        9,136
Core Capital                       5,917        9,964       9,331        9,136
Risk-Based Capital                 6,117       10,164       9,531        9,336
Equity Capital/Total Assets         8.37        13.78       12.30        11.15
Core Capital/Risk Based Assets     19.89        35.15       29.37        23.88
Core Capital/Adj Tang Assets        8.37        13.73       12.31        11.15
Tangible Cap/Tangible Assets        8.37        13.73       12.31        11.15
Risk-Based Cap/Risk-Wt Assets      20.56        35.86       30.00        24.40

PROFITABILITY:
Net Income(Loss)                     686          363          74          326
Ret on Avg Assets Bef Ext Item      0.95         0.57        0.10         0.56
Return on Average Equity           12.25         5.09        0.76         4.82
Net Interest Income/Avg Assets      3.53         3.02        2.92         2.99
Noninterest Income/Avg Assets       0.22         0.23        0.37         0.26
Noninterest Expense/Avg Assets      2.20         2.40        3.08         2.25
Yield/Cost Spread                   3.45         2.84        2.69         2.83

LIQUIDITY:
Int Earn Assets/Int Bear Liab     105.04       109.97      107.58       107.37
Brokered Deposits/Tot Deposits        --           --          --           --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       0.30         0.17        0.38         0.17
Nonaccrual Loans/Gross Loans          --           --          --         0.18
Nonaccrual Lns/Ln Loss Reserve        --           --          --        53.00
Repos Assets/Tot Assets               --           --          --           --
Net Chrg-Off/Av Adj Lns               --           --          --           --
Nonmtg 1-4 Constr&Conv Lns/TA       0.50         3.57        4.53         1.92

Source: TAFS, published by Sheshunoff   8

FERGUSON & COMPANY     Exhibit IV

SCOTLAND SVGS BK
LAURINBURG, NC
TICKER SSB
                                                FINANCIAL HIGHLIGHTS

                                    1994         1995        1996     YTD 9/97
                                                     ($000'S)
BALANCE SHEET:
Total Assets                      57,740       58,049      60,714       63,826
% Change in Assets                  4.30         0.54        4.59         5.13
Securities-Book Value             14,250       11,806      11,018        9,979
Securities-Fair Value             14,086       11,912      11,081       10,037
Total Loans & Leases              37,296       42,003      46,305       46,712
Total Deposits                    49,124       48,346      42,432       44,028
Loan/Deposit Ratio                    76           87         109          106
Provision for Loan Losses             25           12          24           18

CAPITAL:
Equity Capital                     7,921        8,860      17,136       18,705
Total Qualifying Capital(Est)      7,897        8,609      16,834       18,380
Equity Capital/Average Assets      14.01        15.30       26.95        30.02
Tot Qual Cap/Rk Bsd Asts(Est)      30.02        30.65       57.41        54.81
Tier 1 Cap/Rsk Bsed Asts(Est)      29.25        29.89       56.62        54.06
T1 Cap/Avg Assets(Lev Est)         13.05        14.11       27.12        28.57
Dividends Declared/Net Income         --           --       30.14        36.99

PROFITABILITY:
Net Income(Loss)                     577          700         647          665
Return on Average Assets            1.02         1.21        1.02         1.42
Return on Average Equity Cap        7.69         8.34        4.08         4.95
Net Interest Margin                 3.89         3.82        4.30         4.66
Net Int Income/Avg Assets           3.82         3.73        4.11         4.41
Noninterest Income/Avg Assets       0.27         0.11        0.09         0.08
Noninterest Exp/Avg Assets          2.44         1.96        2.58         2.84

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE               --           --        0.07         0.06
NPA's/Equity + LLR                    --           --        0.18         0.16
LLR/Nonperf & Restrcd Lns             --           --      745.16       830.00
Foreclosed RE/Total Assets            --           --          --           --
90+ Day Del Loans/Total Loans         --           --        0.07         0.06
Loan Loss Reserves/Total Lns        0.54         0.51        0.50         0.53
Net Charge-Offs/Average Loans         --           --        0.02           --
Dom Risk R/E Lns/Tot Dom Lns        7.58         6.59        6.50         5.52

LIQUIDITY:
Brokered Dep/Total Dom Deps           --           --          --           --
$100M+ Time Dep/Total Dom Dep       7.36         8.60        6.66         6.15
Int Earn Assets/Int Bear Liab     115.85       118.12      142.09       142.82
Pledged Sec/Total Sec               2.55         6.02        5.95         6.95
Fair Value Sec/Amort Cost Sec     101.29       107.31      108.53       109.79

Source: BankSource, published by Sheshunoff

FERGUSON & COMPANY     Exhibit IV

PEOPLES-THRIFT SVGS BK
NORRISTOWN, PA
TICKER USAB
                                                FINANCIAL HIGHLIGHTS

                                    1994         1995        1996     YTD 9/97
                                                     ($000'S)
BALANCE SHEET:
Total Assets                      19,141       25,236      38,033       63,698
% Change in Assets                 (6.35)       31.84       50.71        67.48
Securities-Book Value             15,100       10,083      16,448       26,413
Securities-Fair Value             13,992       10,139      16,452       26,563
Total Loans & Leases               3,248        7,057      16,711       34,082
Total Deposits                    17,051       20,943      27,974       46,195
Loan/Deposit Ratio                    19           34          60           74
Provision for Loan Losses            -16           51         125           75

CAPITAL:
Equity Capital                     1,507        4,025       4,785        5,000
Total Qualifying Capital(Est)      1,516        3,883       4,776        5,107
Equity Capital/Average Assets       7.62        18.14       16.16        10.90
Tot Qual Cap/Rk Bsd Asts(Est)      29.48        47.93       26.12        11.16
Tier 1 Cap/Rsk Bsed Asts(Est)      29.30        47.19       25.11        10.60
T1 Cap/Avg Assets(Lev Est)          7.91        15.12       13.33         8.71
Dividends Declared/Net Income      (0.00)       (0.00)         --           --

PROFITABILITY:
Net Income(Loss)                     (44)        (176)        297          318
Return on Average Assets           (0.22)       (0.79)       1.00         0.92
Return on Average Equity Cap       (2.92)       (6.36)       6.60         8.87
Net Interest Margin                 2.33         2.00        5.98         4.81
Net Int Income/Avg Assets           2.30         1.98        5.83         4.63
Noninterest Income/Avg Assets       0.06         0.03        0.17         0.15
Noninterest Exp/Avg Assets          2.63         2.59        4.65         3.29

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE               --           --        2.18         1.09
NPA's/Equity + LLR                    --           --        7.35         7.04
LLR/Nonperf & Restrcd Lns             --           --       49.86        69.46
Foreclosed RE/Total Assets            --           --          --           --
90+ Day Del Loans/Total Loans         --           --        0.28         0.01
Loan Loss Reserves/Total Lns        0.28         0.85        1.09         0.75
Net Charge-Offs/Average Loans         --           --        0.02           --
Dom Risk R/E Lns/Tot Dom Lns          --         3.54       23.74        65.73

LIQUIDITY:
Brokered Dep/Total Dom Deps           --           --          --           --
$100M+ Time Dep/Total Dom Dep       5.06         8.48        8.98         8.97
Int Earn Assets/Int Bear Liab     107.04       118.19      113.59       106.53
Pledged Sec/Total Sec                 --           --          --           --
Fair Value Sec/Amort Cost Sec      92.66       100.81      100.22       101.02

Source: BankSource, published by Sheshunoff

                                   EXHIBIT V

FERGUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts

                                                                            Deposit                             Current    Current
                                                                          Insurance                               Stock     Market
                                                                             Agency                               Price      Value
Ticker    Short Name                      City              State Region (BIF/SAIF) Exchange        IPO Date        ($)       ($M)
AABC      Access Anytime Bancorp Inc.     Clovis               NM   SW     SAIF      NASDAQ         08/08/86     10.875      12.97
ABBK      Abington Bancorp Inc.           Abington             MA   NE     BIF       NASDAQ         06/10/86     21.000      76.38
ABCL      Alliance Bancorp Inc.           Hinsdale             IL   MW     SAIF      NASDAQ         07/07/92     27.500     220.61
ABCW      Anchor BanCorp Wisconsin        Madison              WI   MW     SAIF      NASDAQ         07/16/92     43.000     389.23
AFED      AFSALA Bancorp Inc.             Amsterdam            NY   MA     SAIF      NASDAQ         10/01/96     19.625      27.05
AHM       H.F. Ahmanson & Co.             Irwindale            CA   WE     SAIF      NYSE           10/25/72     62.438   6,796.38
ALBC      Albion Banc Corp.               Albion               NY   MA     SAIF      NASDAQ         07/26/93     10.750       8.06
ALBK      ALBANK Financial Corp.          Albany               NY   MA     SAIF      NASDAQ         04/01/92     48.625     627.60
AMFC      AMB Financial Corp.             Munster              IN   MW     SAIF      NASDAQ         04/01/96     17.125      16.51
ANA       Acadiana Bancshares Inc.        Lafayette            LA   SW     SAIF      AMSE           07/16/96     22.125      58.78
ANDB      Andover Bancorp Inc.            Andover              MA   NE     BIF       NASDAQ         05/08/86     39.875     206.08
ANE       Alliance Bncp of New England    Vernon               CT   NE     BIF       AMSE           12/19/86     19.875      32.52
ASBI      Ameriana Bancorp                New Castle           IN   MW     SAIF      NASDAQ         03/02/87     20.500      66.24
ASBP      ASB Financial Corp.             Portsmouth           OH   MW     SAIF      NASDAQ         05/11/95     13.750      22.49
ASFC      Astoria Financial Corp.         Lake Success         NY   MA     SAIF      NASDAQ         11/18/93     55.875   1,463.80
BANC      BankAtlantic Bancorp Inc.       Fort Lauderdale      FL   SE     SAIF      NASDAQ         11/29/83     13.500     341.17
BDJI      First Federal Bancorp.          Bemidji              MN   MW     SAIF      NASDAQ         04/04/95     20.750      20.71
BFD       BostonFed Bancorp Inc.          Burlington           MA   NE     SAIF      AMSE           10/24/95     22.125     122.14
BFSB      Bedford Bancshares Inc.         Bedford              VA   SE     SAIF      NASDAQ         08/22/94     28.500      32.56
BKC       American Bank of Connecticut    Waterbury            CT   NE     BIF       AMSE           12/01/81     50.250     116.63
BKCT      Bancorp Connecticut Inc.        Southington          CT   NE     BIF       NASDAQ         07/03/86     18.500      94.20
BKUNA     BankUnited Financial Corp.      Coral Gables         FL   SE     SAIF      NASDAQ         12/11/85     14.688     208.70
BNKU      Bank United Corp.               Houston              TX   SW     SAIF      NASDAQ         08/09/96     47.125   1,488.94
BPLS      Bank Plus Corp.                 Los Angeles          CA   WE     SAIF      NASDAQ               NA     14.750     285.67
BVCC      Bay View Capital Corp.          San Mateo            CA   WE     SAIF      NASDAQ         05/09/86     34.750     700.12
BYFC      Broadway Financial Corp.        Los Angeles          CA   WE     SAIF      NASDAQ         01/09/96     12.750      11.01
CAFI      Camco Financial Corp.           Cambridge            OH   MW     SAIF      NASDAQ               NA     25.375      81.63
CASB      Cascade Financial Corp.         Everett              WA   WE     SAIF      NASDAQ         09/16/92     15.500      52.62
CASH      First Midwest Financial Inc.    Storm Lake           IA   MW     SAIF      NASDAQ         09/20/93     22.875      61.58
CATB      Catskill Financial Corp.        Catskill             NY   MA     BIF       NASDAQ         04/18/96     18.375      85.08
CBCI      Calumet Bancorp Inc.            Dolton               IL   MW     SAIF      NASDAQ         02/20/92     37.500     117.81
CBES      CBES Bancorp Inc.               Excelsior Springs    MO   MW     SAIF      NASDAQ         09/30/96     25.500      25.83
CBSA      Coastal Bancorp Inc.            Houston              TX   SW     SAIF      NASDAQ               NA     31.313     156.84
CEBK      Central Co-operative Bank       Somerville           MA   NE     BIF       NASDAQ         10/24/86     32.000      62.88
CENB      Century Bancorp Inc.            Thomasville          NC   SE     SAIF      NASDAQ         12/23/96     93.750      38.19
CFB       Commercial Federal Corp.        Omaha                NE   MW     SAIF      NYSE           12/31/84     35.375   1,332.09
CFCP      Coastal Financial Corp.         Myrtle Beach         SC   SE     SAIF      NASDAQ         09/26/90     21.750     101.66
CFFC      Community Financial Corp.       Staunton             VA   SE     SAIF      NASDAQ         03/30/88     30.750      39.27
CFNC      Carolina Fincorp Inc.           Rockingham           NC   SE     SAIF      NASDAQ         11/25/96     17.750      33.82
CFSB      CFSB Bancorp Inc.               Lansing              MI   MW     SAIF      NASDAQ         06/22/90     29.500     224.42
CFTP      Community Federal Bancorp       Tupelo               MS   SE     SAIF      NASDAQ         03/26/96     18.688      86.50
CIBI      Community Investors Bancorp     Bucyrus              OH   MW     SAIF      NASDAQ         02/07/95     17.250      15.57
CKFB      CKF Bancorp Inc.                Danville             KY   MW     SAIF      NASDAQ         01/04/95     19.500      16.91
CLAS      Classic Bancshares Inc.         Ashland              KY   MW     SAIF      NASDAQ         12/29/95     18.875      24.54
CMRN      Cameron Financial Corp          Cameron              MO   MW     SAIF      NASDAQ         04/03/95     20.000      51.29
CMSB      Commonwealth Bancorp Inc.       Norristown           PA   MA     SAIF      NASDAQ         06/17/96     20.375     331.04
CNIT      CENIT Bancorp Inc.              Norfolk              VA   SE     SAIF      NASDAQ         08/06/92     71.250     112.17
COFI      Charter One Financial           Cleveland            OH   MW     SAIF      NASDAQ         01/22/88     60.594   3,868.86
COOP      Cooperative Bankshares Inc.     Wilmington           NC   SE     SAIF      NASDAQ         08/21/91     20.250      60.43
CRZY      Crazy Woman Creek Bancorp       Buffalo              WY   WE     SAIF      NASDAQ         03/29/96     16.500      15.75
CVAL      Chester Valley Bancorp Inc.     Downingtown          PA   MA     SAIF      NASDAQ         03/27/87     31.750      69.14
DCBI      Delphos Citizens Bancorp Inc.   Delphos              OH   MW     SAIF      NASDAQ         11/21/96     24.250      47.18
DIBK      Dime Financial Corp.            Wallingford          CT   NE     BIF       NASDAQ         07/09/86     31.250     161.38
DIME      Dime Community Bancorp Inc.     Brooklyn             NY   MA     BIF       NASDAQ         06/26/96     25.125     312.51
DME       Dime Bancorp Inc.               New York             NY   MA     BIF       NYSE           08/19/86     30.500   3,548.92
DNFC      D & N Financial Corp.           Hancock              MI   MW     SAIF      NASDAQ         02/13/85     26.250     238.85
DSL       Downey Financial Corp.          Newport Beach        CA   WE     SAIF      NYSE           01/01/71     29.250     782.61

Source: SNL & F&C calculations          1

FERGUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts

                                                                          Deposit                               Current    Current
                                                                          Insurance                               Stock     Market
                                                                          Agency                                  Price      Value
Ticker    Short Name                      City               State Region (BIF/SAIF) Exchange       IPO Date        ($)       ($M)
EBSI      Eagle Bancshares                Tucker               GA   SE     SAIF      NASDAQ         04/01/86     20.500     117.23
EFBI      Enterprise Federal Bancorp      West Chester         OH   MW     SAIF      NASDAQ         10/17/94     33.375      66.28
EMLD      Emerald Financial Corp.         Strongsville         OH   MW     SAIF      NASDAQ               NA     22.125     112.23
EQSB      Equitable Federal Savings Bank  Wheaton              MD   MA     SAIF      NASDAQ         09/10/93     30.500      37.11
ESBK      Elmira Savings Bank (The)       Elmira               NY   MA     BIF       NASDAQ         03/01/85     28.875      21.42
ETFS      East Texas Financial Services   Tyler                TX   SW     SAIF      NASDAQ         01/10/95     21.750      22.32
FBBC      First Bell Bancorp Inc.         Pittsburgh           PA   MA     SAIF      NASDAQ         06/29/95     18.750     122.07
FBCI      Fidelity Bancorp Inc.           Chicago              IL   MW     SAIF      NASDAQ         12/15/93     24.500      68.96
FBCV      1ST Bancorp                     Vincennes            IN   MW     SAIF      NASDAQ         04/07/87     25.125      27.38
FBER      1st Bergen Bancorp              Wood-Ridge           NJ   MA     SAIF      NASDAQ         04/01/96     19.750      56.57
FBHC      Fort Bend Holding Corp.         Rosenberg            TX   SW     SAIF      NASDAQ         06/30/93     20.875      34.96
FBSI      First Bancshares Inc.           Mountain Grove       MO   MW     SAIF      NASDAQ         12/22/93     17.000      37.16
FCBF      FCB Financial Corp.             Oshkosh              WI   MW     SAIF      NASDAQ         09/24/93     31.250     120.70
FCME      First Coastal Corp.             Westbrook            ME   NE     BIF       NASDAQ               NA     14.625      19.88
FDEF      First Defiance Financial        Defiance             OH   MW     SAIF      NASDAQ         10/02/95     15.250     130.05
FED       FirstFed Financial Corp.        Santa Monica         CA   WE     SAIF      NYSE           12/16/83     40.375     427.48
FESX      First Essex Bancorp Inc.        Andover              MA   NE     BIF       NASDAQ         08/04/87     23.625     178.05
FFBA      First Colorado Bancorp Inc.     Lakewood             CO   SW     SAIF      NASDAQ         01/02/96     25.250     424.41
FFBH      First Federal Bancshares of AR  Harrison             AR   SE     SAIF      NASDAQ         05/03/96     26.000     127.30
FFBI      First Financial Bancorp Inc.    Belvidere            IL   MW     SAIF      NASDAQ         10/04/93     23.250       9.65
FFBZ      First Federal Bancorp Inc.      Zanesville           OH   MW     SAIF      NASDAQ         07/13/92     23.000      36.23
FFCH      First Financial Holdings Inc.   Charleston           SC   SE     SAIF      NASDAQ         11/10/83     52.500     354.93
FFDB      FirstFed Bancorp Inc.           Bessemer             AL   SE     SAIF      NASDAQ         11/19/91     24.000      27.72
FFDF      FFD Financial Corp.             Dover                OH   MW     SAIF      NASDAQ         04/03/96     18.750      27.09
FFED      Fidelity Federal Bancorp        Evansville           IN   MW     SAIF      NASDAQ         08/31/87      9.750      30.50
FFES      First Federal of East Hartford  East Hartford        CT   NE     SAIF      NASDAQ         06/23/87     38.500     104.17
FFFD      North Central Bancshares Inc.   Fort Dodge           IA   MW     SAIF      NASDAQ         03/21/96     21.000      68.60
FFHH      FSF Financial Corp.             Hutchinson           MN   MW     SAIF      NASDAQ         10/07/94     20.125      61.29
FFHS      First Franklin Corp.            Cincinnati           OH   MW     SAIF      NASDAQ         01/26/88     27.000      32.18
FFIC      Flushing Financial Corp.        Flushing             NY   MA     BIF       NASDAQ         11/21/95     25.500     200.55
FFKY      First Federal Financial Corp.   Elizabethtown        KY   MW     SAIF      NASDAQ         07/15/87     22.000      91.16
FFLC      FFLC Bancorp Inc.               Leesburg             FL   SE     SAIF      NASDAQ         01/04/94     19.375      72.54
FFOH      Fidelity Financial of Ohio      Cincinnati           OH   MW     SAIF      NASDAQ         03/04/96     18.000     100.67
FFPB      First Palm Beach Bancorp Inc.   West Palm Beach      FL   SE     SAIF      NASDAQ         09/29/93     37.875     191.45
FFSL      First Independence Corp.        Independence         KS   MW     SAIF      NASDAQ         10/08/93     14.750      14.07
FFSX      First Fed SB of Siouxland(MHC)  Sioux City           IA   MW     SAIF      NASDAQ         07/13/92     31.125      88.22
FFWC      FFW Corp.                       Wabash               IN   MW     SAIF      NASDAQ         04/05/93     18.500      26.82
FFWD      Wood Bancorp Inc.               Bowling Green        OH   MW     SAIF      NASDAQ         08/31/93     22.000      58.32
FFYF      FFY Financial Corp.             Youngstown           OH   MW     SAIF      NASDAQ         06/28/93     34.250     139.40
FGHC      First Georgia Holding Inc.      Brunswick            GA   SE     SAIF      NASDAQ         02/11/87     10.000      30.52
FIBC      Financial Bancorp Inc.          Long Island City     NY   MA     SAIF      NASDAQ         08/17/94     26.000      44.45
FISB      First Indiana Corp.             Indianapolis         IN   MW     SAIF      NASDAQ         08/02/83     29.250     370.54
FKFS      First Keystone Financial        Media                PA   MA     SAIF      NASDAQ         01/26/95     17.500      42.22
FKKY      Frankfort First Bancorp Inc.    Frankfort            KY   MW     SAIF      NASDAQ         07/10/95     16.250      26.31
FLAG      FLAG Financial Corp.            LaGrange             GA   SE     SAIF      NASDAQ         12/11/86     20.625      42.01
FLFC      First Liberty Financial Corp.   Macon                GA   SE     SAIF      NASDAQ         12/06/83     30.125     233.42
FLGS      Flagstar Bancorp Inc.           Bloomfield Hills     MI   MW     SAIF      NASDAQ               NA     22.625     309.28
FLKY      First Lancaster Bancshares      Lancaster            KY   MW     SAIF      NASDAQ         07/01/96     15.125      14.39
FMCO      FMS Financial Corp.             Burlington           NJ   MA     SAIF      NASDAQ         12/14/88     35.000      83.57
FMSB      First Mutual Savings Bank       Bellevue             WA   WE     BIF       NASDAQ         12/17/85     18.375      75.80
FNGB      First Northern Capital Corp.    Green Bay            WI   MW     SAIF      NASDAQ         12/29/83     13.000     114.99
FSBI      Fidelity Bancorp Inc.           Pittsburgh           PA   MA     SAIF      NASDAQ         06/24/88     28.875      45.09
FSTC      First Citizens Corp.            Newnan               GA   SE     SAIF      NASDAQ         03/01/86     32.000      88.72
FTF       Texarkana First Financial Corp  Texarkana            AR   SE     SAIF      AMSE           07/07/95     28.250      49.71
FTFC      First Federal Capital Corp.     La Crosse            WI   MW     SAIF      NASDAQ         11/02/89     31.875     292.95
FTSB      Fort Thomas Financial Corp.     Fort Thomas          KY   MW     SAIF      NASDAQ         06/28/95     15.500      22.85
FWWB      First SB of Washington Bancorp  Walla Walla          WA   WE     SAIF      NASDAQ         11/01/95     25.500     255.28

Source: SNL & F&C calculations          2

FERGUSON & COMPANY       Exhibit V - Selected Publicly Held Thrifts

                                                                          Deposit                               Current    Current
                                                                          Insurance                               Stock     Market
                                                                          Agency                                  Price      Value
Ticker    Short Name                      City               State Region (BIF/SAIF) Exchange       IPO Date        ($)       ($M)
GAF       GA Financial Inc.               Pittsburgh           PA   MA     SAIF      AMSE           03/26/96     19.625     151.46
GDW       Golden West Financial           Oakland              CA   WE     SAIF      NYSE           05/29/59     89.250   5,093.36
GFCO      Glenway Financial Corp.         Cincinnati           OH   MW     SAIF      NASDAQ         11/30/90     20.500      46.79
GPT       GreenPoint Financial Corp.      New York             NY   MA     BIF       NYSE           01/28/94     74.250   3,142.26
GSBC      Great Southern Bancorp Inc.     Springfield          MO   MW     SAIF      NASDAQ         12/14/89     25.500     205.22
GSFC      Green Street Financial Corp.    Fayetteville         NC   SE     SAIF      NASDAQ         04/04/96     18.375      78.98
GUPB      GFSB Bancorp Inc.               Gallup               NM   SW     SAIF      NASDAQ         06/30/95     20.375      16.31
HALL      Hallmark Capital Corp.          West Allis           WI   MW     SAIF      NASDAQ         01/03/94     16.000      46.94
HARB      Harbor Florida Bancorp (MHC)    Fort Pierce          FL   SE     SAIF      NASDAQ         01/06/94     70.500     352.12
HARL      Harleysville Savings Bank       Harleysville         PA   MA     SAIF      NASDAQ         08/04/87     30.000      50.01
HAVN      Haven Bancorp Inc.              Woodhaven            NY   MA     SAIF      NASDAQ         09/23/93     24.500     215.23
HBBI      Home Building Bancorp           Washington           IN   MW     SAIF      NASDAQ         02/08/95     22.625       7.05
HBFW      Home Bancorp                    Fort Wayne           IN   MW     SAIF      NASDAQ         03/30/95     32.750      78.12
HBNK      Highland Bancorp Inc.           Burbank              CA   WE     SAIF      NASDAQ               NA     35.750      82.88
HBS       Haywood Bancshares Inc.         Waynesville          NC   SE     BIF       AMSE           12/18/87     21.875      27.35
HFFB      Harrodsburg First Fin Bancorp   Harrodsburg          KY   MW     SAIF      NASDAQ         10/04/95     16.688      31.12
HFFC      HF Financial Corp.              Sioux Falls          SD   MW     SAIF      NASDAQ         04/08/92     29.000      86.34
HFNC      HFNC Financial Corp.            Charlotte            NC   SE     SAIF      NASDAQ         12/29/95     13.625     234.25
HFSA      Hardin Bancorp Inc.             Hardin               MO   MW     SAIF      NASDAQ         09/29/95     18.750      15.44
HHFC      Harvest Home Financial Corp.    Cheviot              OH   MW     SAIF      NASDAQ         10/10/94     15.000      13.37
HIFS      Hingham Instit. for Savings     Hingham              MA   NE     BIF       NASDAQ         12/20/88     33.000      43.02
HMNF      HMN Financial Inc.              Spring Valley        MN   MW     SAIF      NASDAQ         06/30/94     29.000     120.19
HOMF      Home Federal Bancorp            Seymour              IN   MW     SAIF      NASDAQ         01/23/88     31.500     161.28
HPBC      Home Port Bancorp Inc.          Nantucket            MA   NE     BIF       NASDAQ         08/25/88     26.500      48.81
HRBF      Harbor Federal Bancorp Inc.     Baltimore            MD   MA     SAIF      NASDAQ         08/12/94     24.000      40.64
HRZB      Horizon Financial Corp.         Bellingham           WA   WE     BIF       NASDAQ         08/01/86     17.875     133.24
HTHR      Hawthorne Financial Corp.       El Segundo           CA   WE     SAIF      NASDAQ               NA     19.750      60.99
HWEN      Home Financial Bancorp          Spencer              IN   MW     SAIF      NASDAQ         07/02/96      9.000       8.36
HZFS      Horizon Financial Svcs Corp.    Oskaloosa            IA   MW     SAIF      NASDAQ         06/30/94     14.500      12.37
IBSF      IBS Financial Corp.             Cherry Hill          NJ   MA     SAIF      NASDAQ         10/13/94     17.750     194.26
INBI      Industrial Bancorp Inc.         Bellevue             OH   MW     SAIF      NASDAQ         08/01/95     18.500      94.40
IPSW      Ipswich Savings Bank            Ipswich              MA   NE     BIF       NASDAQ         05/26/93     14.250      33.99
ITLA      ITLA Capital Corp.              La Jolla             CA   WE     BIF       NASDAQ         10/24/95     20.188     158.91
IWBK      InterWest Bancorp Inc.          Oak Harbor           WA   WE     SAIF      NASDAQ               NA     41.500     333.54
JSB       JSB Financial Inc.              Lynbrook             NY   MA     BIF       NYSE           06/27/90     53.813     533.82
JSBA      Jefferson Savings Bancorp       Ballwin              MO   MW     SAIF      NASDAQ         04/08/93     27.000     270.40
JXVL      Jacksonville Bancorp Inc.       Jacksonville         TX   SW     SAIF      NASDAQ         04/01/96     20.500      50.09
KFBI      Klamath First Bancorp           Klamath Falls        OR   WE     SAIF      NASDAQ         10/05/95     22.500     224.87
KNK       Kankakee Bancorp Inc.           Kankakee             IL   MW     SAIF      AMSE           01/06/93     33.875      46.46
KSBK      KSB Bancorp Inc.                Kingfield            ME   NE     BIF       NASDAQ         06/24/93     19.250      23.85
KYF       Kentucky First Bancorp Inc.     Cynthiana            KY   MW     SAIF      AMSE           08/29/95     13.875      17.39
LARK      Landmark Bancshares Inc.        Dodge City           KS   MW     SAIF      NASDAQ         03/28/94     22.000      37.15
LARL      Laurel Capital Group Inc.       Allison Park         PA   MA     SAIF      NASDAQ         02/20/87     22.000      47.85
LFBI      Little Falls Bancorp Inc.       Little Falls         NJ   MA     SAIF      NASDAQ         01/05/96     20.000      52.16
LFCO      Life Financial Corp.            Riverside            CA   WE     SAIF      NASDAQ               NA     16.000     104.73
LFED      Leeds Federal Bankshares (MHC)  Baltimore            MD   MA     SAIF      NASDAQ         05/02/94     21.625     112.06
LISB      Long Island Bancorp Inc.        Melville             NY   MA     SAIF      NASDAQ         04/18/94     60.188   1,446.23
LOGN      Logansport Financial Corp.      Logansport           IN   MW     SAIF      NASDAQ         06/14/95     16.250      20.49
LONF      London Financial Corp.          London               OH   MW     SAIF      NASDAQ         04/01/96     14.875       7.59
LSBI      LSB Financial Corp.             Lafayette            IN   MW     BIF       NASDAQ         02/03/95     28.250      25.89
LSBX      Lawrence Savings Bank           North Andover        MA   NE     BIF       NASDAQ         05/02/86     16.875      72.36
LVSB      Lakeview Financial              Paterson             NJ   MA     SAIF      NASDAQ         12/22/93     25.875     107.75
LXMO      Lexington B&L Financial Corp.   Lexington            MO   MW     SAIF      NASDAQ         06/06/96     16.500      18.49
MAFB      MAF Bancorp Inc.                Clarendon Hills      IL   MW     SAIF      NASDAQ         01/12/90     37.250     559.23
MARN      Marion Capital Holdings         Marion               IN   MW     SAIF      NASDAQ         03/18/93     27.000      48.10
MASB      MASSBANK Corp.                  Reading              MA   NE     BIF       NASDAQ         05/28/86     49.375     176.31
MBB       MSB Bancorp, Inc.               Goshen               NY   MA     BIF       AMSE                 NA     34.875      99.19

Source: SNL & F&C calculations          3

FERGUSON & COMPANY        Exhibit V - Selected Publicly Held Thrifts

                                                                          Deposit                               Current    Current
                                                                          Insurance                               Stock     Market
                                                                          Agency                                  Price      Value
Ticker    Short Name                      City               State Region (BIF/SAIF) Exchange       IPO Date        ($)       ($M)
MBLF      MBLA Financial Corp.            Macon                MO   MW     SAIF      NASDAQ         06/24/93     28.125      35.27
MBSP      Mitchell Bancorp Inc.           Spruce Pine          NC   SE     SAIF      NASDAQ         07/12/96     17.000      15.83
MCBN      Mid-Coast Bancorp Inc.          Waldoboro            ME   NE     SAIF      NASDAQ         11/02/89     38.250       9.06
MDBK      Medford Bancorp Inc.            Medford              MA   NE     BIF       NASDAQ         03/18/86     43.875     199.24
MECH      MECH Financial Inc.             Hartford             CT   NE     BIF       NASDAQ         06/26/96     26.625     140.93
METF      Metropolitan Financial Corp.    Mayfield Heights     OH   MW     SAIF      NASDAQ               NA     16.813     118.55
MFBC      MFB Corp.                       Mishawaka            IN   MW     SAIF      NASDAQ         03/25/94     27.000      43.92
MFFC      Milton Federal Financial Corp.  West Milton          OH   MW     SAIF      NASDAQ         10/07/94     15.875      35.99
MFLR      Mayflower Co-operative Bank     Middleboro           MA   NE     BIF       NASDAQ         12/23/87     26.875      24.17
MIFC      Mid-Iowa Financial Corp.        Newton               IA   MW     SAIF      NASDAQ         10/14/92     12.625      21.59
MIVI      Mississippi View Holding Co.    Little Falls         MN   MW     SAIF      NASDAQ         03/24/95     18.375      13.60
MSBF      MSB Financial Inc.              Marshall             MI   MW     SAIF      NASDAQ         02/06/95     17.250      21.25
MWBI      Midwest Bancshares Inc.         Burlington           IA   MW     SAIF      NASDAQ         11/12/92     17.000      17.35
MWBX      MetroWest Bank                  Framingham           MA   NE     BIF       NASDAQ         10/10/86      7.906     111.54
NASB      North American Savings Bank     Grandview            MO   MW     SAIF      NASDAQ         09/27/85     66.500     148.94
NBN       Northeast Bancorp               Auburn               ME   NE     BIF       AMSE           08/19/87     18.063      40.15
NEIB      Northeast Indiana Bancorp       Huntington           IN   MW     SAIF      NASDAQ         06/28/95     22.250      38.19
NHTB      New Hampshire Thrift Bncshrs    Newport              NH   NE     SAIF      NASDAQ         05/22/86     19.750      41.24
NMSB      NewMil Bancorp Inc.             New Milford          CT   NE     BIF       NASDAQ         02/01/86     13.375      51.88
NSLB      NS&L Bancorp Inc.               Neosho               MO   MW     SAIF      NASDAQ         06/08/95     17.375      12.26
NWEQ      Northwest Equity Corp.          Amery                WI   MW     SAIF      NASDAQ         10/11/94     22.250      18.66
OCFC      Ocean Financial Corp.           Toms River           NJ   MA     SAIF      NASDAQ         07/03/96     35.250     282.52
OFCP      Ottawa Financial Corp.          Holland              MI   MW     SAIF      NASDAQ         08/19/94     29.500     156.74
OHSL      OHSL Financial Corp.            Cincinnati           OH   MW     SAIF      NASDAQ         02/10/93     36.750      45.61
PBCI      Pamrapo Bancorp Inc.            Bayonne              NJ   MA     SAIF      NASDAQ         11/14/89     26.750      76.05
PBKB      People's Bancshares Inc.        New Bedford          MA   NE     BIF       NASDAQ         10/30/86     22.375      73.58
PCBC      Perry County Financial Corp.    Perryville           MO   MW     SAIF      NASDAQ         02/13/95     23.875      19.77
PDB       Piedmont Bancorp Inc.           Hillsborough         NC   SE     SAIF      AMSE           12/08/95     10.625      29.23
PEEK      Peekskill Financial Corp.       Peekskill            NY   MA     SAIF      NASDAQ         12/29/95     17.000      53.16
PERM      Permanent Bancorp Inc.          Evansville           IN   MW     SAIF      NASDAQ         04/04/94     29.500      62.17
PFDC      Peoples Bancorp                 Auburn               IN   MW     SAIF      NASDAQ         07/07/87     22.250      75.24
PFED      Park Bancorp Inc.               Chicago              IL   MW     SAIF      NASDAQ         08/12/96     18.750      43.74
PFFB      PFF Bancorp Inc.                Pomona               CA   WE     SAIF      NASDAQ         03/29/96     19.375     347.89
PFFC      Peoples Financial Corp.         Massillon            OH   MW     SAIF      NASDAQ         09/13/96     16.500      23.37
PFNC      Progress Financial Corp.        Blue Bell            PA   MA     SAIF      NASDAQ         07/18/83     16.875      68.58
PFSB      PennFed Financial Services Inc  West Orange          NJ   MA     SAIF      NASDAQ         07/15/94     18.625     179.66
PFSL      Pocahontas FS&LA (MHC)          Pocahontas           AR   SE     SAIF      NASDAQ         04/05/94     44.188      72.13
PHBK      Peoples Heritage Finl Group     Portland             ME   NE     BIF       NASDAQ         12/04/86     46.563   1,291.53
PHFC      Pittsburgh Home Financial Corp  Pittsburgh           PA   MA     SAIF      NASDAQ         04/01/96     17.750      34.96
PRBC      Prestige Bancorp Inc.           Pleasant Hills       PA   MA     SAIF      NASDAQ         06/27/96     19.125      17.50
PTRS      Potters Financial Corp.         East Liverpool       OH   MW     SAIF      NASDAQ         12/31/93     19.000      18.33
PULS      Pulse Bancorp                   South River          NJ   MA     SAIF      NASDAQ         09/18/86     26.250      81.17
PVFC      PVF Capital Corp.               Bedford Heights      OH   MW     SAIF      NASDAQ         12/30/92     23.000      61.16
PVSA      Parkvale Financial Corp.        Monroeville          PA   MA     SAIF      NASDAQ         07/16/87     31.750     162.83
PWBC      PennFirst Bancorp Inc.          Ellwood City         PA   MA     SAIF      NASDAQ         06/13/90     19.125     101.57
PWBK      Pennwood Bancorp Inc.           Pittsburgh           PA   MA     SAIF      NASDAQ         07/15/96     22.000      12.11
QCBC      Quaker City Bancorp Inc.        Whittier             CA   WE     SAIF      NASDAQ         12/30/93     20.000      93.16
QCFB      QCF Bancorp Inc.                Virginia             MN   MW     SAIF      NASDAQ         04/03/95     27.250      37.65
QCSB      Queens County Bancorp Inc.      Flushing             NY   MA     BIF       NASDAQ         11/23/93     39.750     592.78
RARB      Raritan Bancorp Inc.            Bridgewater          NJ   MA     BIF       NASDAQ         03/01/87     26.500      62.86
RELY      Reliance Bancorp Inc.           Garden City          NY   MA     SAIF      NASDAQ         03/31/94     35.500     342.01
ROSE      TR Financial Corp.              Garden City          NY   MA     BIF       NASDAQ         06/29/93     32.969     580.19
SCBS      Southern Community Bancshares   Cullman              AL   SE     SAIF      NASDAQ         12/23/96     18.000      20.47
SCCB      S. Carolina Community Bancshrs  Winnsboro            SC   SE     SAIF      NASDAQ         07/07/94     21.500      12.54
SFED      SFS Bancorp Inc.                Schenectady          NY   MA     SAIF      NASDAQ         06/30/95     21.500      25.98
SFFC      StateFed Financial Corp.        Des Moines           IA   MW     SAIF      NASDAQ         01/05/94     14.250      22.22
SFIN      Statewide Financial Corp.       Jersey City          NJ   MA     SAIF      NASDAQ         10/02/95     22.750     102.58

Source: SNL & F&C calculations          4

FERGUSON & COMPANY         Exhibit V - Selected Publicly Held Thrifts

                                                                          Deposit                               Current    Current
                                                                          Insurance                               Stock     Market
                                                                          Agency                                  Price      Value
Ticker    Short Name                      City               State Region (BIF/SAIF) Exchange       IPO Date        ($)       ($M)
SFSL      Security First Corp.            Mayfield Heights     OH   MW     SAIF      NASDAQ         01/22/88     22.000     165.62
SISB      SIS Bancorp Inc.                Springfield          MA   NE     BIF       NASDAQ         02/08/95     37.625     261.41
SKAN      Skaneateles Bancorp Inc.        Skaneateles          NY   MA     BIF       NASDAQ         06/02/86     19.125      27.48
SMBC      Southern Missouri Bancorp Inc.  Poplar Bluff         MO   MW     SAIF      NASDAQ         04/13/94     22.250      35.52
SOBI      Sobieski Bancorp Inc.           South Bend           IN   MW     SAIF      NASDAQ         03/31/95     20.500      16.07
SOPN      First Savings Bancorp Inc.      Southern Pines       NC   SE     SAIF      NASDAQ         01/06/94     23.625      87.53
SPBC      St. Paul Bancorp Inc.           Chicago              IL   MW     SAIF      NASDAQ         05/18/87     26.500     906.42
SSB       Scotland Bancorp Inc.           Laurinburg           NC   SE     SAIF      AMSE           04/01/96     10.125      19.38
SSFC      South Street Financial Corp.    Albemarle            NC   SE     SAIF      NASDAQ         10/03/96     13.000      60.79
SSM       Stone Street Bancorp Inc.       Mocksville           NC   SE     SAIF      AMSE           04/01/96     20.438      38.79
STFR      St. Francis Capital Corp.       Brookfield           WI   MW     SAIF      NASDAQ         06/21/93     43.500     228.43
STSA      Sterling Financial Corp.        Spokane              WA   WE     SAIF      NASDAQ               NA     24.125     182.62
SVRN      Sovereign Bancorp Inc.          Wyomissing           PA   MA     SAIF      NASDAQ         08/12/86     19.375   1,810.48
SZB       SouthFirst Bancshares Inc.      Sylacauga            AL   SE     SAIF      AMSE           02/14/95     22.250      21.71
THR       Three Rivers Financial Corp.    Three Rivers         MI   MW     SAIF      AMSE           08/24/95     23.500      19.38
THRD      TF Financial Corp.              Newtown              PA   MA     SAIF      NASDAQ         07/13/94     26.000      82.87
TPNZ      Tappan Zee Financial Inc.       Tarrytown            NY   MA     SAIF      NASDAQ         10/05/95     18.750      27.71
TRIC      Tri-County Bancorp Inc.         Torrington           WY   WE     SAIF      NASDAQ         09/30/93     14.000      16.34
TSH       Teche Holding Co.               Franklin             LA   SW     SAIF      AMSE           04/19/95     21.125      72.62
TWIN      Twin City Bancorp               Bristol              TN   SE     SAIF      NASDAQ         01/04/95     14.500      18.45
UBMT      United Financial Corp.          Great Falls          MT   WE     SAIF      NASDAQ         09/23/86     27.000      33.03
VABF      Virginia Beach Fed. Financial   Virginia Beach       VA   SE     SAIF      NASDAQ         11/01/80     18.000      89.65
WAMU      Washington Mutual Inc.          Seattle              WA   WE     BIF       NASDAQ         03/11/83     67.125  17,288.72
WBST      Webster Financial Corp.         Waterbury            CT   NE     SAIF      NASDAQ         12/12/86     64.250     877.22
WCBI      Westco Bancorp                  Westchester          IL   MW     SAIF      NASDAQ         06/26/92     29.000      71.47
WCFB      Webster City Federal SB (MHC)   Webster City         IA   MW     SAIF      NASDAQ         08/15/94     20.500      43.24
WEFC      Wells Financial Corp.           Wells                MN   MW     SAIF      NASDAQ         04/11/95     18.875      36.98
WEHO      Westwood Homestead Fin. Corp.   Cincinnati           OH   MW     SAIF      NASDAQ         09/30/96     14.750      41.94
WFI       Winton Financial Corp.          Cincinnati           OH   MW     SAIF      AMSE           08/04/88     26.875      53.94
WFSL      Washington Federal Inc.         Seattle              WA   WE     SAIF      NASDAQ         11/17/82     27.625   1,444.40
WHGB      WHG Bancshares Corp.            Lutherville          MD   MA     SAIF      NASDAQ         04/01/96     18.500      25.70
WOFC      Western Ohio Financial Corp.    Springfield          OH   MW     SAIF      NASDAQ         07/29/94     26.750      64.99
WRNB      Warren Bancorp Inc.             Peabody              MA   NE     BIF       NASDAQ         07/09/86     23.000      87.54
WSB       Washington Savings Bank, FSB    Bowie                MD   MA     SAIF      AMSE                 NA      8.750      38.46
WSFS      WSFS Financial Corp.            Wilmington           DE   MA     BIF       NASDAQ         11/26/86     20.750     258.54
WSTR      WesterFed Financial Corp.       Missoula             MT   WE     SAIF      NASDAQ         01/10/94     26.000     145.13
WVFC      WVS Financial Corp.             Pittsburgh           PA   MA     SAIF      NASDAQ         11/29/93     38.000      68.71
WYNE      Wayne Bancorp Inc.              Wayne                NJ   MA     SAIF      NASDAQ         06/27/96     24.500      49.34
YFCB      Yonkers Financial Corp.         Yonkers              NY   MA     SAIF      NASDAQ         04/18/96     18.688      56.45
YFED      York Financial Corp.            York                 PA   MA     SAIF      NASDAQ         02/01/84     25.500     225.72

Maximum                                                                                                          93.750  17,288.72
Minimum                                                                                                           7.906       7.05
Average                                                                                                          25.861     293.65
Median                                                                                                           22.250      65.62

Source: SNL & F&C calculations          5

FERGUSON & COMPANY            Exhibit V - Selected Publicly Held Thrifts

                                                                               Tangible
          Price/   Current   Current             Current       Total  Equity/   Equity/     Core     Core     Core
             LTM    Price/  Price/ T   Price/   Dividend      Assets   Assets  T Assets      EPS     ROAA     ROAE  Merger   Current
        Core EPS    Book V    Book V   Assets      Yield       ($000)     (%)       (%)      ($)      (%)      (%)  Target?  Pricing
Ticker       (x)       (%)       (%)      (%)        (%)         MRQ      MRQ       MRQ      LTM      LTM      LTM  (Y/N)       Date
AABC         9.7     144.8     144.8     12.5         --     105,639      8.7       8.7     1.12     1.34    20.89    N     02/27/98
ABBK        21.7     210.2     231.0     14.4       0.95     531,986      6.8       6.3     0.97     0.77    11.15    N     02/27/98
ABCL        19.8     168.5     170.5     16.2       1.60   1,363,825      9.6       9.5     1.39     0.85     9.25    N     02/27/98
ABCW        22.5     301.8     306.7     20.1       0.74   1,941,180      6.7       6.5     1.91     0.96    14.70    N     02/27/98
AFED        21.1     120.0     120.0     16.9       1.43     160,408     12.5      12.5     0.93     0.79     5.91    N     02/27/98
AHM         19.8     303.5     355.6     12.5       1.41  46,678,752      5.1       4.6     3.16     0.77    15.24    N     02/27/98
ALBC        25.0     133.0     133.0     11.4       0.99      70,810      8.6       8.6     0.43     0.49     5.46    N     02/27/98
ALBK        15.5     174.5     224.7     15.4       1.48   4,083,097      8.8       7.0     3.14     1.18    12.92    N     02/27/98
AMFC        24.1     111.7     111.7     16.5       1.64     100,003     14.8      14.8     0.71     0.71     4.39    N     02/27/98
ANA         21.3     128.6     128.6     21.8       1.99     274,018     17.0      17.0     1.04     0.95     5.44    N     02/27/98
ANDB        16.3     192.5     192.5     15.6       1.91   1,322,745      8.1       8.1     2.44     1.04    12.97    N     02/27/98
ANE         23.4     173.0     177.9     13.2       1.01     247,129      7.6       7.4     0.85     0.59     8.48    N     02/27/98
ASBI        20.1     150.4     150.5     16.9       3.12     393,028     11.2      11.2     1.02     0.83     7.60    N     02/27/98
ASBP        21.5     129.8     129.8     20.1       2.91     113,176     15.5      15.5     0.64     0.92     5.87    N     02/27/98
ASFC        19.7     172.4     247.7     13.9       1.43  10,528,393      8.5       6.2     2.83     0.77     9.55    N     02/27/98
BANC        26.5     167.9     192.3     11.4       0.98   3,064,480      6.8       6.0     0.51     0.53     9.11    N     02/27/98
BDJI        24.1     171.4     171.4     17.4         --     118,838     10.2      10.2     0.86     0.66     6.05    N     02/27/98
BFD         19.9     140.7     146.0     12.5       1.27     974,680      8.4       8.1     1.11     0.67     7.37    N     02/27/98
BFSB        20.1     155.9     155.9     23.8       1.97     136,908     14.5      14.5     1.42     1.19     8.34    N     02/27/98
BKC         17.1     202.5     209.4     18.3       3.03     639,013      9.0       8.8     2.94     1.15    13.74    N     02/27/98
BKCT        19.3     200.7     200.7     21.3       2.81     443,025     10.6      10.6     0.96     1.24    12.02    N     02/27/98
BKUNA       34.2     160.9     181.1      6.9         --   3,028,776      4.8       4.4     0.43     0.37     6.20    N     02/27/98
BNKU        21.6     243.0     249.3     11.9       1.36  12,523,459      4.9       4.8     2.18     0.61    11.99    N     02/27/98
BPLS        20.2     157.6     173.1      6.9         --   4,167,806      4.4       4.0     0.73     0.38     7.06    N     02/27/98
BVCC        24.0     241.7     291.0     12.9       1.15   3,246,476      5.4       4.5     1.45     0.61    10.00    N     02/27/98
BYFC        29.7      86.3      86.3      8.5       1.57     124,740     10.6      10.6     0.43     0.31     2.75    N     02/27/98
CAFI        18.3     166.7     179.7     15.7       2.13     520,582      9.4       8.8     1.39     0.94     9.78    N     02/27/98
CASB        21.0     179.6     179.6     12.5         --     422,530      6.9       6.9     0.74     0.64     9.80    N     02/27/98
CASH        18.8     139.6     156.5     15.1       2.10     407,592     10.8       9.8     1.22     0.90     7.97    N     02/27/98
CATB        21.6     118.7     118.7     28.9       1.74     294,656     24.3      24.3     0.85     1.34     5.19    N     02/27/98
CBCI        16.3     144.3     144.3     24.2         --     486,626     16.8      16.8     2.30     1.62    10.26    N     02/27/98
CBES        24.8     149.3     149.3     23.5       1.57     111,127     15.8      15.8     1.03     0.97     5.52    N     02/27/98
CBSA        14.0     151.5     178.2      5.4       1.53   2,911,410      3.6       3.1     2.24     0.40    11.61    N     02/27/98
CEBK        24.4     174.4     192.9     17.1       1.00     367,096      9.8       9.0     1.31     0.75     7.43    N     02/27/98
CENB        21.6     123.8     123.8     37.3       2.13     102,281     30.2      30.2     4.34     1.63     5.91    N     02/27/98
CFB         17.3     251.6     279.0     16.0       0.62   7,189,342      6.4       5.8     2.04     0.95    15.76    N     02/27/98
CFCP        20.7     301.7     301.7     18.0       1.66     563,866      6.0       6.0     1.05     1.04    16.59    N     02/27/98
CFFC        20.5     161.9     161.9     21.4       1.82     183,278     13.2      13.2     1.50     1.13     8.22    N     02/27/98
CFNC        24.3     126.2     126.2     28.7       1.35     114,660     22.7      22.7     0.73     1.17     5.06    N     02/27/98
CFSB        23.6     332.2     332.2     26.3       1.63     852,888      7.9       7.9     1.25     1.18    15.27    N     02/27/98
CFTP        29.2     126.9     126.9     37.8       1.71     228,656     26.5      26.5     0.64     1.33     4.54    N     02/27/98
CIBI        16.3     140.1     140.1     16.2       1.86      95,876     11.6      11.6     1.06     0.97     8.33    N     02/27/98
CKFB        20.1     113.8     113.8     26.9       2.56      62,865     21.9      21.9     0.97     1.37     5.84    N     02/27/98
CLAS        27.0     122.7     143.9     18.5       1.48     132,793     15.1      13.1     0.70     0.64     4.31    N     02/27/98
CMRN        20.8     113.3     113.3     24.3       1.40     211,253     21.4      21.4     0.96     1.16     5.26    N     02/27/98
CMSB        29.1     154.1     195.2     14.6       1.37   2,268,595      9.5       7.6     0.70     0.50     5.17    N     02/27/98
CNIT        22.1     229.8     250.9     16.8       1.68     701,708      7.0       6.4     3.22     0.78    10.96    N     02/27/98
COFI        19.1     281.1     300.9     19.6       1.65  19,760,265      7.0       6.5     3.18     1.10    15.66    N     02/27/98
COOP        29.4     213.6     213.6     16.4         --     369,121      7.7       7.7     0.69     0.60     7.76    N     02/27/98
CRZY        20.9     109.7     109.7     25.9       2.42      60,774     23.6      23.6     0.79     1.30     5.11    N     02/27/98
CVAL        23.4     239.8     239.8     21.1       1.39     325,643      8.8       8.8     1.36     0.95    11.04    N     02/27/98
DCBI        25.0     163.5     163.5     43.8       0.99     107,747     26.8      26.8     0.97     1.70     6.10    N     02/27/98
DIBK        10.0     203.6     209.0     16.8       1.54     958,503      8.3       8.1     3.14     1.92    24.02    N     02/27/98
DIME        28.2     167.8     194.2     21.0       1.27   1,488,074     12.5      11.0     0.89     0.86     5.86    N     02/27/98
DME         27.2     269.9     329.0     16.2       0.53  21,848,000      6.0       5.0     1.12     0.60    11.05    N     02/27/98
DNFC        19.2     243.5     245.8     13.2       0.69   1,815,315      5.4       5.4     1.37     0.79    14.13    N     02/27/98
DSL         17.9     181.9      NA       13.4       1.09   5,835,825      7.4      NA       1.63     0.76    10.64    N     02/27/98

Source: SNL & F&C calculations          6

FERGUSON & COMPANY         Exhibit V - Selected Publicly Held Thrifts

                                                                               Tangible
          Price/   Current   Current             Current       Total  Equity/   Equity/     Core     Core     Core
             LTM    Price/  Price/ T   Price/   Dividend      Assets   Assets  T Assets      EPS     ROAA     ROAE  Merger   Current
        Core EPS    Book V    Book V   Assets      Yield       ($000)     (%)       (%)      ($)      (%)      (%)  Target?  Pricing
Ticker       (x)       (%)       (%)      (%)        (%)         MRQ      MRQ       MRQ      LTM      LTM      LTM  (Y/N)       Date
EBSI        18.8     159.7     159.7     12.6       2.93     934,458      7.8       7.8     1.09     0.77     9.06    N     02/27/98
EFBI        33.4     204.6     204.8     22.0       3.00     301,261     10.8      10.8     1.00     0.75     6.28    N     02/27/98
EMLD        19.8     231.4     234.6     18.6       1.27     603,965      8.0       7.9     1.12     0.98    12.77    N     02/27/98
EQSB        17.1     221.5     221.5     11.5         --     321,687      5.2       5.2     1.78     0.74    14.65    N     02/27/98
ESBK        27.5     143.9     147.8      9.4       2.22     228,268      6.4       6.2     1.05     0.34     5.40    N     02/27/98
ETFS        31.1     106.4     106.4     18.6       0.92     120,093     17.5      17.5     0.70     0.59     3.23    N     02/27/98
FBBC        15.6     167.3     167.3     18.1       2.13     675,684     10.8      10.8     1.20     1.06    10.03    N     02/27/98
FBCI        22.7     134.5     134.7     14.1       1.63     489,673     10.5      10.5     1.08     0.61     5.92    N     02/27/98
FBCV        21.3     119.2     121.3     10.7       1.06     255,927      9.0       8.8     1.18     0.49     5.85    N     02/27/98
FBER        27.1     145.5     145.5     19.9       1.01     284,739     13.7      13.7     0.73     0.77     4.94    N     02/27/98
FBHC        30.3     170.0     181.4     11.5       1.92     302,728      6.8       6.4     0.69     0.47     7.53    N     02/27/98
FBSI        20.5     159.8     159.8     23.0       0.59     161,527     14.4      14.4     0.83     1.12     8.06    N     02/27/98
FCBF        21.9     164.7     164.7     23.2       2.56     519,911     14.1      14.1     1.43     1.15     7.69    N     02/27/98
FCME         3.4     137.2     137.2     13.4         --     148,571      9.8       9.8     4.31     3.97    44.97    N     02/27/98
FDEF        25.4     121.7     121.7     22.4       2.36     579,698     18.4      18.4     0.60     0.94     4.57    N     02/27/98
FED         19.1     191.9     193.6     10.3         --   4,160,115      5.4       5.3     2.11     0.55    11.05    N     02/27/98
FESX        21.1     195.6     222.5     14.9       2.37   1,197,459      7.6       6.8     1.12     0.73    10.03    N     02/27/98
FFBA        21.8     202.8     207.0     27.3       2.06   1,555,274     13.5      13.2     1.16     1.24     9.43    N     02/27/98
FFBH        22.6     156.3     156.3     23.3       1.08     547,119     14.9      14.9     1.15     1.01     6.51    N     02/27/98
FFBI        25.6     128.5     128.5     11.5         --      84,242      8.9       8.9     0.91     0.42     5.18    N     02/27/98
FFBZ        21.9     251.6     251.9     17.4       1.22     208,840      7.6       7.6     1.05     0.92    12.01    N     02/27/98
FFCH        24.2     307.4     307.4     19.8       1.60   1,793,325      6.4       6.4     2.17     0.86    13.90    N     02/27/98
FFDB        17.4     160.0     174.3     15.5       2.08     178,792      9.7       9.0     1.38     0.96     9.89    N     02/27/98
FFDF        33.5     121.9     121.9     29.3       1.60      92,364     24.1      24.1     0.56     0.88     3.60    N     02/27/98
FFED        16.0     194.2     194.2     14.1       4.10     215,821      7.3       7.3     0.61     0.68    11.84    N     02/27/98
FFES        17.3     155.5     155.5     10.6       1.77     982,747      6.8       6.8     2.23     0.63     9.71    N     02/27/98
FFFD        18.1     136.1     136.1     30.9       1.52     221,954     22.7      22.7     1.16     1.78     7.61    N     02/27/98
FFHH        18.3     123.2     123.2     15.1       2.48     402,850     10.9      10.9     1.10     0.82     7.15    N     02/27/98
FFHS        22.3     154.4     155.3     13.9       1.48     231,189      9.0       9.0     1.21     0.65     7.31    N     02/27/98
FFIC        22.6     147.0     153.0     18.4       1.26   1,088,476     12.5      12.1     1.13     0.88     6.08    N     02/27/98
FFKY        15.1     171.7     181.7     23.5       2.55     388,329     13.7      13.0     1.46     1.61    11.79    N     02/27/98
FFLC        21.3     141.0     141.0     18.1       1.86     400,237     12.9      12.9     0.91     0.95     6.79    N     02/27/98
FFOH        21.2     156.7     177.7     18.8       1.56     535,100     12.0      10.7     0.85     0.90     6.93    N     02/27/98
FFPB        26.7     165.0     168.8     10.5       1.85   1,821,077      6.4       6.2     1.42     0.44     6.61    N     02/27/98
FFSL        20.5     123.9     123.9     12.4       2.03     113,669     10.0      10.0     0.72     0.65     6.26    N     02/27/98
FFSX        27.1     217.1     218.7     19.2       1.54     458,940      8.9       8.8     1.15     0.71     8.40    N     02/27/98
FFWC        14.9     145.8     159.9     14.0       1.95     191,298      9.6       8.8     1.24     1.01    10.28    N     02/27/98
FFWD        29.0     273.6     273.6     35.0       1.55     166,546     12.8      12.8     0.76     1.29    10.30    N     02/27/98
FFYF        17.8     166.8     166.8     22.7       2.34     614,749     13.6      13.6     1.93     1.27     9.23    N     02/27/98
FGHC        22.2     220.8     238.1     18.4       4.00     166,386      8.3       7.8     0.45     0.94    11.32    N     02/27/98
FIBC        15.5     161.5     162.2     14.4       1.92     308,248      8.9       8.9     1.68     0.99    10.50    N     02/27/98
FISB        26.6     242.1     245.0     23.0       1.64   1,613,405      9.5       9.4     1.10     0.95     9.87    N     02/27/98
FKFS        16.5     168.6     168.6     11.2       1.14     378,527      6.6       6.6     1.06     0.73    10.47    N     02/27/98
FKKY        27.1     116.7     116.7     19.8       4.92     132,809     17.0      17.0     0.60     0.72     3.42    N     02/27/98
FLAG        25.8     193.5     193.5     17.6       1.65     238,463      9.1       9.1     0.80     0.72     7.98    N     02/27/98
FLFC        23.9     241.2     265.4     18.3       1.46   1,275,398      7.6       7.0     1.26     0.79    10.53    N     02/27/98
FLGS        12.9     254.5     264.9     15.2       1.06   2,033,260      6.0       5.8     1.75     1.43    22.94    N     02/27/98
FLKY        27.5     103.5     103.5     30.5       3.31      47,184     29.5      29.5     0.55     1.24     3.64    N     02/27/98
FMCO        15.4     221.5     224.8     14.4       0.80     581,660      6.5       6.4     2.27     1.02    15.74    N     02/27/98
FMSB        17.5     247.3     247.3     17.0       1.09     445,762      6.9       6.9     1.05     1.03    15.27    N     02/27/98
FNGB        20.6     155.7     155.7     17.2       2.77     667,696     11.1      11.1     0.63     0.90     7.98    N     02/27/98
FSBI        17.2     167.8     167.8     11.5       1.25     393,076      6.8       6.8     1.68     0.76    11.16    N     02/27/98
FSTC        17.0     248.8     311.3     25.1       1.00     352,233     10.1       8.2     1.88     1.70    17.58    N     02/27/98
FTF         16.2     182.0     182.0     27.6       1.98     180,259     15.2      15.2     1.74     1.71    10.91    N     02/27/98
FTFC        22.8     267.9     283.1     19.0       1.51   1,544,294      7.1       6.7     1.40     0.89    13.57    N     02/27/98
FTSB        18.9     144.7     144.7     22.9       1.61      99,873     15.8      15.8     0.82     1.23     7.53    N     02/27/98
FWWB        20.4     158.2     170.8     22.8       1.41   1,136,693     13.4      12.5     1.25     1.15     8.00    N     02/27/98

Source: SNL & F&C calculations

FERGUSON & COMPANY            Exhibit V - Selected Publicly Held Thrifts

                                                                               Tangible
          Price/   Current   Current             Current       Total  Equity/   Equity/     Core     Core     Core
             LTM    Price/  Price/ T   Price/   Dividend      Assets   Assets  T Assets      EPS     ROAA     ROAE  Merger   Current
        Core EPS    Book V    Book V   Assets      Yield       ($000)     (%)       (%)      ($)      (%)      (%)  Target?  Pricing
Ticker       (x)       (%)       (%)      (%)        (%)         MRQ      MRQ       MRQ      LTM      LTM      LTM  (Y/N)       Date
GAF         18.0     130.4     131.6     19.3       2.45     783,948     14.8      14.7     1.09     1.08     6.80    N     02/27/98
GDW         14.8     188.8     188.8     12.9       0.56  39,590,271      6.8       6.8     6.04     0.90    13.93    N     02/27/98
GFCO        19.7     165.2     166.9     15.4       1.95     304,621      9.3       9.2     1.04     0.83     8.78    N     02/27/98
GPT         20.6     218.4     400.5     24.0       1.72  13,083,518      9.7       5.5     3.60     1.08    10.64    N     02/27/98
GSBC        16.9     313.7     316.4     27.4       1.73     750,458      8.7       8.7     1.51     1.75    20.23    N     02/27/98
GSFC        27.0     124.8     124.8     44.0       2.40     179,700     35.2      35.2     0.68     1.60     4.48    N     02/27/98
GUPB        18.7     113.8     113.8     14.2       1.96     114,745     12.5      12.5     1.09     0.89     6.09    N     02/27/98
HALL        17.2     148.8     148.8     11.4         --     413,511      7.6       7.6     0.93     0.65     9.09    N     02/27/98
HARB        25.6     348.3     359.0     31.1       1.99   1,128,942      8.9       8.7     2.75     1.24    14.73    N     02/27/98
HARL        14.9     210.8     210.8     14.4       1.47     347,882      6.8       6.8     2.01     1.02    15.66    N     02/27/98
HAVN        19.6     190.7     191.3     10.9       1.22   1,974,890      5.7       5.7     1.25     0.63    10.51    N     02/27/98
HBBI        20.8     109.8     109.8     16.6       1.33      42,430     14.1      14.1     1.09     0.72     5.48    N     02/27/98
HBFW        27.1     183.7     183.7     22.3       0.61     350,038     12.2      12.2     1.21     0.86     6.48    N     02/27/98
HBNK        17.9     199.7     199.7     15.1         --     549,638      7.6       7.6     2.00     0.93    12.51    N     02/27/98
HBS         14.0     126.2     130.7     17.9       2.74     152,796     14.2      13.8     1.56     1.37     9.41    N     02/27/98
HFFB        21.1     105.3     105.3     30.4       2.40     108,908     26.7      26.7     0.79     1.36     5.06    N     02/27/98
HFFC        15.8     155.1     155.1     14.9       1.45     580,668      9.6       9.6     1.84     1.00    10.68    N     02/27/98
HFNC        25.7     141.1     141.1     25.7       2.35     910,786     18.2      18.2     0.53     0.94     4.61    N     02/27/98
HFSA        20.4     118.0     118.0     13.4       2.56     115,434     11.3      11.3     0.92     0.69     5.56    N     02/27/98
HHFC        22.7     129.1     129.1     14.4       2.93      93,141     11.1      11.1     0.66     0.67     5.68    N     02/27/98
HIFS        16.5     201.2     201.2     19.3       1.46     222,584      9.6       9.6     2.00     1.26    13.00    N     02/27/98
HMNF        25.7     142.3     153.3     17.4         --     691,232     12.2      11.5     1.13     0.78     5.43    N     02/27/98
HOMF        20.2     258.0     265.4     22.7       1.27     709,412      8.8       8.6     1.56     1.22    14.31    N     02/27/98
HPBC        15.1     222.3     222.3     23.4       3.02     208,815     10.5      10.5     1.75     1.64    15.43    N     02/27/98
HRBF        25.3     139.4     139.4     17.4       2.00     233,572     12.5      12.5     0.95     0.72     5.55    N     02/27/98
HRZB        16.3     157.1     157.1     25.0       2.46     532,767     15.9      15.9     1.10     1.55     9.90    N     02/27/98
HTHR        15.8     141.0     141.0      6.8         --     891,163      6.2       6.2     1.25     1.04    18.87    N     02/27/98
HWEN        31.0     113.2     113.2     19.2       1.11      43,504     17.0      17.0     0.29     0.60     3.36    N     02/27/98
HZFS        21.6     137.1     137.1     13.9       1.24      88,769     10.2      10.2     0.67     0.68     6.70    N     02/27/98
IBSF        32.9     150.4     150.4     26.7       2.25     728,181     17.7      17.7     0.54     0.79     4.36    N     02/27/98
INBI        18.0     155.1     155.1     25.9       3.03     364,023     16.7      16.7     1.03     1.48     8.38    N     02/27/98
IPSW        19.8     287.3     287.3     15.0       1.12     227,244      5.2       5.2     0.72     0.97    16.95    N     02/27/98
ITLA        12.9     160.0      NA       15.6         --   1,015,909      9.8      NA       1.57     1.37    13.26    N     02/27/98
IWBK        19.0     250.0     254.3     16.8       1.74   1,982,317      6.7       6.6     2.18     0.95    14.38    N     02/27/98
JSB         21.1     149.9     149.9     34.8       2.97   1,531,068     23.2      23.2     2.55     1.72     7.67    N     02/27/98
JSBA        25.7     219.7     280.1     21.5       1.04   1,257,753      9.0       7.2     1.05     0.76     9.32    N     02/27/98
JXVL        15.1     145.5     145.5     21.3       2.44     235,405     14.6      14.6     1.36     1.49     9.90    N     02/27/98
KFBI        24.2     141.3     154.6     23.1       1.42     975,207     15.1      14.0     0.93     1.07     6.11    N     02/27/98
KNK         17.3     122.9     130.3     13.5       1.42     343,409     11.0      10.5     1.96     0.86     7.88    N     02/27/98
KSBK        15.3     206.3     216.1     15.6       0.52     152,752      7.6       7.3     1.26     1.05    14.06    N     02/27/98
KYF         18.0     122.6     122.6     20.9       3.60      86,307     17.0      17.0     0.77     1.11     6.70    N     02/27/98
LARK        17.5     112.9     112.9     15.9       1.82     233,640     14.1      14.1     1.26     0.98     6.94    N     02/27/98
LARL        17.3     212.2     212.2     22.4       1.58     213,379     10.6      10.6     1.27     1.40    13.48    N     02/27/98
LFBI        33.3     137.7     149.3     16.1       1.00     324,425     11.7      10.9     0.60     0.51     3.93    N     02/27/98
LFCO         6.2     191.2     191.2     25.6         --     409,357     13.4      13.4     2.60     3.77    32.59    N     02/27/98
LFED        32.8     231.3     231.3     38.5       2.59     291,408     16.6      16.6     0.66     1.21     7.36    N     02/27/98
LISB        33.6     259.5     261.9     23.8       1.00   6,072,524      9.2       9.1     1.79     0.71     7.82    N     02/27/98
LOGN        16.4     123.9     123.9     23.8       2.46      86,115     19.2      19.2     0.99     1.53     7.81    N     02/27/98
LONF        18.6     145.4     145.4     20.0       1.61      37,916     13.8      13.8     0.80     1.00     5.21    N     02/27/98
LSBI        17.8     136.9     136.9     12.5       1.42     206,584      8.6       8.6     1.59     0.72     8.16    N     02/27/98
LSBX         9.4     192.4     192.4     20.1         --     359,855     10.5      10.5     1.80     2.29    25.38    N     02/27/98
LVSB        29.4     194.7     230.2     20.8       0.48     517,974     10.7       9.2     0.88     0.89     8.44    N     02/27/98
LXMO        23.6     111.6     111.6     29.7       1.82      58,783     26.6      26.6     0.70     1.23     4.21    N     02/27/98
MAFB        15.9     212.3     240.9     16.2       0.75   3,457,664      7.6       6.8     2.35     1.13    14.48    N     02/27/98
MARN        17.8     120.6     123.3     25.1       3.26     191,854     20.8      20.4     1.52     1.58     7.09    N     02/27/98
MASB        19.3     169.9     172.4     19.1       2.03     925,403     11.2      11.1     2.56     1.03     9.73    N     02/27/98
MBB         31.1     155.7     292.1     12.8       1.72     773,991      9.8       6.2     1.12     0.54     6.17    N     02/27/98

Source: SNL & F&C calculations

FERGUSON & COMPANY            Exhibit V - Selected Publicly Held Thrifts

                                                                               Tangible
          Price/   Current   Current             Current       Total  Equity/   Equity/     Core     Core     Core
             LTM    Price/  Price/ T   Price/   Dividend      Assets   Assets  T Assets      EPS     ROAA     ROAE  Merger   Current
        Core EPS    Book V    Book V   Assets      Yield       ($000)     (%)       (%)      ($)      (%)      (%)  Target?  Pricing
Ticker       (x)       (%)       (%)      (%)        (%)         MRQ      MRQ       MRQ      LTM      LTM      LTM  (Y/N)       Date
MBLF        20.8     126.0     126.0     16.0       1.42     223,558     12.7      12.7     1.35     0.82     6.41    N     02/27/98
MBSP        28.3     109.3     109.3     43.8       2.35      36,103     40.1      40.1     0.60     1.51     3.62    N     02/27/98
MCBN        20.8     173.6     173.6     14.5       1.36      62,632      8.3       8.3     1.84     0.71     8.34    N     02/27/98
MDBK        19.1     196.3     208.6     17.6       1.82   1,135,572      8.9       8.5     2.30     1.01    11.38    N     02/27/98
MECH        10.8     159.2     159.2     15.8         --     892,371      9.9       9.9     2.46     1.57    15.80    N     02/27/98
METF        21.8     323.3     351.7     12.8         --     924,985      4.0       3.7     0.77     0.65    16.43    N     02/27/98
MFBC        22.9     131.0     131.0     16.6       1.26     264,097     12.7      12.7     1.18     0.82     5.99    N     02/27/98
MFFC        28.4     130.0     130.0     16.5       3.78     218,826     11.8      11.8     0.56     0.62     4.67    N     02/27/98
MFLR        19.1     187.8     190.7     18.3       2.98     131,908      9.8       9.6     1.41     1.00    10.40    N     02/27/98
MIFC        15.8     170.4     170.6     16.0       0.63     135,345      9.4       9.4     0.80     1.10    11.83    N     02/27/98
MIVI        19.6     109.1     109.1     19.8       1.74      68,619     18.2      18.2     0.94     1.06     6.27    N     02/27/98
MSBF        20.5     163.4     163.4     27.5       1.74      77,444     16.9      16.9     0.84     1.40     8.16    N     02/27/98
MWBI        16.8     162.5     162.5     11.8       1.41     147,724      7.2       7.2     1.01     0.77    11.14    N     02/27/98
MWBX        14.9     249.4     249.4     18.3       1.52     608,941      7.4       7.4     0.53     1.32    17.83    N     02/27/98
NASB        15.2     239.0     246.1     20.3       1.50     734,091      8.5       8.3     4.39     1.36    17.29    N     02/27/98
NBN         28.7     189.9     215.0     13.2       1.17     265,442      7.7       7.0     0.63     0.61     7.89    N     02/27/98
NEIB        18.4     143.5     143.5     20.6       1.53     190,319     14.4      14.4     1.21     1.20     7.78    N     02/27/98
NHTB        25.3     164.0     191.0     12.8       3.04     319,338      7.8       6.8     0.78     0.59     7.89    N     02/27/98
NMSB        20.3     156.6     156.6     14.6       2.39     355,526      9.3       9.3     0.66     0.87     8.55    N     02/27/98
NSLB        27.2     104.6     105.4     20.7       2.88      59,817     19.8      19.7     0.64     0.74     3.63    N     02/27/98
NWEQ        17.1     150.1     150.1     18.7       2.70      99,558     11.6      11.6     1.30     1.02     8.78    N     02/27/98
OCFC        21.5     127.6     127.6     19.4       2.27   1,489,220     15.2      15.2     1.64     1.00     5.71    N     02/27/98
OFCP        23.2     205.3     252.4     17.7       1.36     885,817      8.6       7.1     1.27     0.83     9.47    N     02/27/98
OHSL        23.6     170.1     170.1     19.1       2.40     238,905     10.9      10.9     1.56     0.84     7.55    N     02/27/98
PBCI        16.1     156.7     157.7     20.2       4.19     376,714     12.9      12.8     1.66     1.31     9.87    N     02/27/98
PBKB        32.0     244.3     254.0      9.7       2.15     762,910      4.0       3.8     0.70     0.40     7.94    N     02/27/98
PCBC        20.6     120.8     120.8     23.3       1.68      85,030     19.2      19.2     1.16     1.08     5.72    N     02/27/98
PDB         19.0     138.7     138.7     22.5       3.77     130,167     16.2      16.2     0.56     1.22     7.26    N     02/27/98
PEEK        25.4     114.3     114.3     28.9       2.12     184,215     25.2      25.2     0.67     1.09     4.23    N     02/27/98
PERM        24.6     142.7     144.4     14.8       1.49     419,819     10.0       9.9     1.20     0.61     6.49    N     02/27/98
PFDC        17.8     167.9     167.9     25.6       1.98     294,291     15.3      15.3     1.25     1.49     9.78    N     02/27/98
PFED        28.9     113.3     113.3     24.7         --     176,957     21.8      21.8     0.65     0.85     3.75    N     02/27/98
PFFB        25.2     129.6     130.9     12.6         --   2,765,855      9.7       9.6     0.77     0.52     5.02    N     02/27/98
PFFC        33.7     150.3     150.3     28.4       3.03      82,464     18.9      18.9     0.49     0.78     3.22    N     02/27/98
PFNC        24.5     273.1     325.1     13.9       0.71     493,406      5.1       4.3     0.69     0.70    13.37    N     02/27/98
PFSB        16.6     161.7     188.7     12.2       0.75   1,475,509      7.0       6.0     1.12     0.81    10.98    N     02/27/98
PFSL        31.1     291.5     291.5     18.5       2.04     389,405      6.4       6.4     1.42     0.62     9.72    N     02/27/98
PHBK        18.3     271.8     361.8     19.0       1.89   6,795,337      7.0       5.4     2.54     1.25    16.13    N     02/27/98
PHFC        17.9     141.8     143.5     11.7       1.35     299,669      8.2       8.1     0.99     0.71     6.51    N     02/27/98
PRBC        21.3     112.0     112.0     12.2       1.05     143,263     10.9      10.9     0.90     0.57     5.03    N     02/27/98
PTRS        16.5     169.5     169.5     14.9       1.05     122,716      8.8       8.8     1.15     0.96    10.72    N     02/27/98
PULS        14.8     183.4     183.4     15.0       3.05     539,322      8.2       8.2     1.77     1.08    13.56    N     02/27/98
PVFC        13.3     212.0     212.0     15.4         --     396,214      7.3       7.3     1.73     1.29    18.16    N     02/27/98
PVSA        15.7     201.1     202.2     15.9       1.64   1,019,143      7.9       7.9     2.02     1.07    14.71    N     02/27/98
PWBC        18.4     147.6     166.0     12.4       1.88     822,350      8.4       7.5     1.04     0.66     8.61    N     02/27/98
PWBK        25.6     131.3     131.3     25.7       1.64      47,211     18.0      18.0     0.86     0.98     5.28    N     02/27/98
QCBC        16.1     127.2     127.2     11.0         --     852,154      8.6       8.6     1.24     0.70     8.08    N     02/27/98
QCFB        13.4     140.4     140.4     24.7         --     152,668     17.6      17.6     2.04     1.62     9.27    N     02/27/98
QCSB        28.2     299.8     299.8     39.0       2.01   1,541,049     11.2      11.2     1.41     1.55    11.55    N     02/27/98
RARB        17.4     203.7     206.6     15.4       2.26     408,308      7.6       7.5     1.52     1.01    12.93    N     02/27/98
RELY        19.1     178.2     261.6     15.3       1.80   2,243,100      8.6       6.0     1.86     0.85    10.31    N     02/27/98
ROSE        18.8     226.8     226.8     15.1       2.06   3,843,056      6.3       6.3     1.75     0.87    14.16    N     02/27/98
SCBS        20.7     145.2     145.2     28.9       1.67      70,893     19.9      19.9     0.87     1.20     5.66    N     02/27/98
SCCB        30.7     134.5     134.5     27.8       2.98      45,092     20.7      20.7     0.70     1.00     3.95    N     02/27/98
SFED        23.9     121.3     121.3     14.9       1.49     174,428     12.3      12.3     0.90     0.61     4.87    N     02/27/98
SFFC        19.8     141.9     141.9     25.1       1.40      88,608     17.7      17.7     0.72     1.27     7.21    N     02/27/98
SFIN        17.9     158.7     158.9     14.9       1.93     703,112      9.4       9.4     1.27     0.81     8.46    N     02/27/98

Source: SNL & F&C calculations          9

FERGUSON & COMPANY         Exhibit V - Selected Publicly Held Thrifts

                                                                               Tangible
          Price/   Current   Current             Current       Total  Equity/   Equity/     Core     Core     Core
             LTM    Price/  Price/ T   Price/   Dividend      Assets   Assets  T Assets      EPS     ROAA     ROAE  Merger   Current
        Core EPS    Book V    Book V   Assets      Yield       ($000)     (%)       (%)      ($)      (%)      (%)  Target?  Pricing
Ticker       (x)       (%)       (%)      (%)        (%)         MRQ      MRQ       MRQ      LTM      LTM      LTM  (Y/N)       Date
SFSL        20.6     262.5     266.7     24.6       1.46     677,876      9.4       9.2     1.07     1.37    14.78    N     02/27/98
SISB        17.9     207.1     207.1     15.1       1.70   1,733,618      7.2       7.2     2.10     0.87    12.13    N     02/27/98
SKAN        17.6     155.5     159.8     10.7       1.46     256,101      6.9       6.7     1.09     0.66     9.47    N     02/27/98
SMBC        24.2     136.0     136.0     22.0       2.25     163,297     16.2      16.2     0.92     0.90     5.61    N     02/27/98
SOBI        31.1     115.5     115.5     17.9       1.56      87,553     14.4      14.4     0.66     0.61     3.95    N     02/27/98
SOPN        18.9     127.6     127.6     29.1       3.73     300,816     22.8      22.8     1.25     1.75     7.43    N     02/27/98
SPBC        18.8     216.9     217.4     19.9       1.51   4,557,336      9.2       9.2     1.41     1.09    12.25    N     02/27/98
SSB         15.6     131.0     131.0     31.5       1.98      61,473     24.1      24.1     0.65     1.65     5.17    N     02/27/98
SSFC        28.3     165.6     165.6     26.6       3.08     228,491     14.9      14.9     0.46     0.83     3.32    N     02/27/98
SSM         23.0     125.2     125.2     37.0       2.20     104,773     29.6      29.6     0.89     1.56     4.57    N     02/27/98
STFR        19.4     175.9     197.3     14.3       1.29   1,597,648      8.3       7.4     2.24     0.75     9.18    N     02/27/98
STSA        21.2     177.5     192.1      9.7         --   1,876,250      5.5       5.1     1.14     0.51     9.51    N     02/27/98
SVRN        21.3     254.6     306.6     12.6       0.41  14,336,283      5.4       4.7     0.91     0.69    12.55    N     02/27/98
SZB         26.5     135.7     135.7     13.1       2.70     165,388      9.7       9.7     0.84     0.67     5.08    N     02/27/98
THR         23.3     147.6     148.1     19.9       1.87      97,487     13.5      13.4     1.01     0.84     6.12    N     02/27/98
THRD        24.5     149.8     179.4     13.9       1.85     597,047      8.4       7.1     1.06     0.66     6.28    N     02/27/98
TPNZ        26.8     128.8     128.8     21.9       1.49     126,470     17.0      17.0     0.70     0.80     4.65    N     02/27/98
TRIC        18.2     118.2     118.2     18.2       2.86      89,999     15.4      15.4     0.77     1.05     6.89    N     02/27/98
TSH         18.4     131.3     131.3     17.8       2.37     408,591     13.5      13.5     1.15     0.94     6.97    N     02/27/98
TWIN        24.2     133.4     133.4     17.3       2.76     106,932     12.9      12.9     0.60     0.72     5.59    N     02/27/98
UBMT        22.1     133.4     133.4     32.0       3.70     103,082     24.0      24.0     1.22     1.40     6.04    N     02/27/98
VABF        29.5     206.9     206.9     14.8       1.33     605,486      7.2       7.2     0.61     0.49     7.24    N     02/27/98
WAMU        21.3     322.7     346.5     17.8       1.73  97,068,825      5.5       5.1     3.15     0.87    15.29    N     02/27/98
WBST        18.2     229.6     263.2     12.5       1.25   7,019,621      5.4       4.8     3.53     0.77    14.06    N     02/27/98
WCBI        17.8     147.1     147.1     22.6       2.35     315,944     15.4      15.4     1.63     1.41     9.14    N     02/27/98
WCFB        31.5     194.9     194.9     45.6       3.90      94,482     23.4      23.4     0.65     1.42     6.09    N     02/27/98
WEFC        16.7     124.8     124.8     18.4       2.54     201,436     14.7      14.7     1.13     1.06     7.48    N     02/27/98
WEHO        28.4     139.2     139.2     31.2       2.44     134,259     22.5      22.5     0.52     1.04     3.51    N     02/27/98
WFI         18.7     221.0     225.1     16.3       1.86     329,897      7.4       7.3     1.44     0.91    12.63    N     02/27/98
WFSL        13.7     196.1     212.7     25.3       3.16   5,713,308     12.9      12.0     2.02     1.87    15.35    N     02/27/98
WHGB        33.0     129.0     129.0     25.4       1.73     101,331     19.7      19.7     0.56     0.77     3.66    N     02/27/98
WOFC        33.4     114.3     122.5     15.9       3.74     397,425     13.9      13.1     0.80     0.43     3.16    N     02/27/98
WRNB        15.8     218.6     218.6     23.6       2.26     370,993     10.8      10.8     1.46     1.61    15.53    N     02/27/98
WSB         29.2     170.6     170.6     14.5       1.14     264,904      8.5       8.5     0.30     0.52     6.25    N     02/27/98
WSFS        16.3     298.1     299.9     17.1         --   1,515,217      5.7       5.7     1.27     1.10    20.00    N     02/27/98
WSTR        20.0     134.7     165.7     14.0       1.85   1,035,096     10.4       8.6     1.30     0.76     6.94    N     02/27/98
WVFC        17.9     214.1     214.1     22.8       3.16     292,022     10.7      10.7     2.12     1.31    11.03    N     02/27/98
WYNE        22.7     148.6     148.6     18.5       0.82     267,285     12.4      12.4     1.08     0.86     6.01    N     02/27/98
YFCB        17.5     125.7     125.7     17.0       1.50     331,802     13.5      13.5     1.07     1.04     7.00    N     02/27/98
YFED        25.0     215.4     215.4     19.1       2.04   1,182,276      8.9       8.9     1.02     0.80     9.36    N     02/27/98

Maximum     34.2     348.3     400.5     45.6       4.92  97,068,825     40.1      40.1     6.04     3.97    44.97
Minimum      3.4      86.3      86.3      5.4         --      36,103      3.6       3.1     0.29     0.31     2.75
Average     21.3     173.6     181.7     19.1       1.68   1,765,084     11.9      11.7     1.31     0.99     9.37
Median      20.6     159.7     165.7     17.8       1.63     357,691     10.1       9.9     1.12     0.94     8.28

Source: SNL & F&C calculations          10

FERGUSON & COMPANY     Exhibit V - Selected Publicly Held Thrifts

                  NPAs/  Price/     Core     Core     Core
                 Assets    Core      EPS     ROAA     ROAE
                    (%)     EPS      ($)      (%)      (%)
Ticker              MRQ     (x)      MRQ      MRQ      MRQ

AABC               1.58     2.6     1.05     4.90    60.86
ABBK               0.17    22.8     0.23     0.71    10.20
ABCL               0.27    22.2     0.31     0.79     8.16
ABCW               0.97    20.7     0.52     1.03    15.64
AFED               0.30    20.4     0.24     0.78     6.19
AHM                1.73    17.9     0.87     0.83    16.27
ALBC               0.12    22.4     0.12     0.53     6.17
ALBK               0.70    11.1     1.10     1.55    17.41
AMFC                 NA    26.8     0.16     0.57     3.95
ANA                0.50    20.5     0.27     0.96     5.57
ANDB               0.62    15.8     0.63     1.03    12.95
ANE                1.56    38.2     0.13     0.37     5.12
ASBI               0.49    18.3     0.28     0.92     8.34
ASBP                 NA    21.5     0.16     0.89     5.73
ASFC               0.52    20.5     0.68     0.75     8.66
BANC               1.07    33.8     0.10     0.44     7.34
BDJI               0.03    20.0     0.26     0.75     7.17
BFD                0.18    21.3     0.26     0.61     7.06
BFSB                 --    21.6     0.33     1.10     7.72
BKC                2.11    18.2     0.69     1.05    12.47
BKCT               0.91    19.3     0.24     1.20    11.38
BKUNA              0.37    52.5     0.07     0.21     3.72
BNKU               0.68    19.0     0.62     0.66    13.15
BPLS               1.66    14.8     0.25     0.46    10.94
BVCC               0.51    24.8     0.35     0.58    10.33
BYFC               1.62   159.4     0.02     0.09     0.88
CAFI               0.29    24.4     0.26     0.66     6.90
CASB               0.35    20.4     0.19     0.65     9.49
CASH               0.74    17.3     0.33     0.90     8.36
CATB               0.35    20.9     0.22     1.31     5.30
CBCI               1.64    12.3     0.76     2.16    13.24
CBES               0.54    39.8     0.16     0.56     3.42
CBSA               0.71    14.5     0.54     0.38    10.86
CEBK               0.42    23.5     0.34     0.73     7.40
CENB               0.58    25.2     0.93     1.38     4.56
CFB                0.84    17.0     0.52     0.94    15.15
CFCP               0.59    21.8     0.25     0.94    15.05
CFFC               0.56    29.6     0.26     0.74     5.47
CFNC               0.10    24.7     0.18     1.11     4.88
CFSB               0.10    23.1     0.32     1.18    15.09
CFTP               0.49    31.2     0.15     1.19     4.43
CIBI               0.65    17.3     0.25     0.89     7.64
CKFB               0.10    18.8     0.26     1.39     6.13
CLAS               0.34    20.5     0.23     0.83     5.55
CMRN               0.38    22.7     0.22     0.99     4.64
CMSB               0.42    30.0     0.17     0.45     4.88
CNIT               0.45    18.8     0.95     0.91    12.75
COFI               0.30    19.9     0.76     0.96    13.56
COOP               0.07    29.8     0.17     0.61     7.90
CRZY               0.18    19.6     0.21     1.27     5.36
CVAL               0.55    22.1     0.36     0.96    11.03
DCBI               0.35    27.6     0.22     1.48     5.56
DIBK               0.29     9.4     0.83     1.88    23.11
DIME               0.53    27.3     0.23     0.78     6.08
DME                1.06    34.7     0.22     0.49     8.31
DNFC               0.29    19.3     0.34     0.70    13.21
DSL                0.89    14.1     0.52     0.94    12.99

Source: SNL & F&C calculations          11

FERGUSON & COMPANY     Exhibit V - Selected Publicly Held Thrifts

                  NPAs/  Price/     Core     Core     Core
                 Assets    Core      EPS     ROAA     ROAE
                    (%)     EPS      ($)      (%)      (%)
Ticker              MRQ     (x)      MRQ      MRQ      MRQ

EBSI               1.18    17.1     0.30     0.81     9.69
EFBI                 --    34.8     0.24     0.70     6.28
EMLD                 NA    20.5     0.27     0.97    12.19
EQSB               0.38    17.7     0.43     0.70    13.55
ESBK               0.63    30.1     0.24     0.30     4.80
ETFS               0.33    38.8     0.14     0.44     2.48
FBBC               0.09    15.1     0.31     1.08    10.01
FBCI                 NA    18.0     0.34     0.78     7.54
FBCV               1.23    19.0     0.33     0.55     6.29
FBER               0.84    27.4     0.18     0.69     4.94
FBHC               0.47    37.3     0.14     0.37     5.83
FBSI               0.04    18.5     0.23     1.23     8.80
FCBF               0.26    18.6     0.42     1.22     8.75
FCME               1.59    19.2     0.19     0.70     7.36
FDEF               0.33    34.7     0.11     0.64     3.37
FED                0.96    17.4     0.58     0.60    11.48
FESX               0.54    19.7     0.30     0.79    10.45
FFBA               0.15    20.4     0.31     1.30     9.77
FFBH               0.96    22.4     0.29     0.97     6.49
FFBI               0.32    26.4     0.22     0.43     4.89
FFBZ               0.57    28.8     0.20     0.69     9.02
FFCH               1.35    23.9     0.55     0.87    13.66
FFDB                 NA    17.7     0.34     0.93     9.63
FFDF               0.05    39.1     0.12     0.73     3.00
FFED               0.30    24.4     0.10     0.58     8.19
FFES               0.25    16.6     0.58     0.65     9.77
FFFD                 NA    18.1     0.29     1.71     7.49
FFHH               0.22    19.4     0.26     0.74     6.74
FFHS               0.33    22.5     0.30     0.64     7.21
FFIC               0.27    21.3     0.30     0.85     6.37
FFKY               0.07    15.7     0.35     1.51    11.01
FFLC               0.19    19.4     0.25     0.97     7.40
FFOH               0.18    21.4     0.21     0.86     6.84
FFPB               0.52    36.4     0.26     0.30     4.74
FFSL               0.89    20.5     0.18     0.64     6.25
FFSX               0.14    28.8     0.27     0.70     7.82
FFWC               0.31    14.0     0.33     0.99    10.25
FFWD               0.02    30.6     0.18     1.21     9.56
FFYF               0.62    17.5     0.49     1.25     9.14
FGHC               1.64    16.7     0.15     1.12    13.49
FIBC               1.89    15.5     0.42     0.94    10.31
FISB               1.38    26.1     0.28     0.94     9.72
FKFS               1.15    17.5     0.25     0.64     9.65
FKKY                 --    16.9     0.24     1.14     6.25
FLAG               3.92    25.8     0.20     0.69     7.75
FLFC               1.00    21.5     0.35     0.87    11.61
FLGS               3.04    12.6     0.45     1.41    21.01
FLKY               2.28    31.5     0.12     0.99     3.17
FMCO               1.15    15.4     0.57     0.99    15.00
FMSB                 --    16.4     0.28     1.06    15.58
FNGB               0.09    19.1     0.17     0.91     8.19
FSBI               0.15    17.6     0.41     0.68    10.02
FSTC               1.12    19.5     0.41     1.41    14.00
FTF                0.07    17.2     0.41     1.58    10.33
FTFC               0.32    23.4     0.34     0.86    12.50
FTSB               2.04    18.5     0.21     1.24     7.75
FWWB               0.19    20.6     0.31     1.06     7.79

Source: SNL & F&C calculations          12

FERGUSON & COMPANY     Exhibit V - Selected Publicly Held Thrifts

                  NPAs/  Price/     Core     Core     Core
                 Assets    Core      EPS     ROAA     ROAE
                    (%)     EPS      ($)      (%)      (%)
Ticker              MRQ     (x)      MRQ      MRQ      MRQ

GAF                0.22    17.5     0.28     1.01     6.92
GDW                1.07    14.0     1.60     0.94    13.98
GFCO               0.06    19.0     0.27     0.87     9.29
GPT                2.90    19.1     0.97     1.11    11.68
GSBC               1.84    16.4     0.39     1.72    20.10
GSFC               0.07    27.0     0.17     1.54     4.37
GUPB               0.24    17.0     0.30     0.82     6.50
HALL               0.09    16.7     0.24     0.68     9.10
HARB               0.51    24.5     0.72     1.28    14.72
HARL                 --    15.6     0.48     0.95    14.11
HAVN               0.66    18.0     0.34     0.63    10.79
HBBI               0.67    25.7     0.22     0.61     4.32
HBFW                 --    30.3     0.27     0.73     5.92
HBNK               1.94    13.0     0.69     1.26    16.43
HBS                0.67     8.3     0.66     2.18    15.52
HFFB                 --    20.9     0.20     1.32     4.89
HFFC               0.33    13.7     0.53     1.09    11.42
HFNC               0.79    31.0     0.11     0.82     4.43
HFSA               0.19    18.8     0.25     0.67     5.91
HHFC               0.03    26.8     0.14     0.51     4.64
HIFS               0.77    16.2     0.51     1.25    12.77
HMNF                 NA    31.5     0.23     0.60     4.36
HOMF               0.55    20.2     0.39     1.23    14.16
HPBC                 --    14.7     0.45     1.62    15.37
HRBF               0.53    28.6     0.21     0.64     4.92
HRZB                 NA    15.4     0.29     1.66    10.24
HTHR               8.06    10.5     0.47     1.46    24.29
HWEN               1.63    37.5     0.06     0.43     2.51
HZFS               0.96    20.1     0.18     0.72     7.12
IBSF               0.11    31.7     0.14     0.84     4.78
INBI               0.23    16.5     0.28     1.53     9.11
IPSW               0.95    18.8     0.19     0.92    17.15
ITLA                 NA    12.0     0.42     1.41    13.75
IWBK               0.69    21.2     0.49     0.80    12.33
JSB                1.02    21.0     0.64     1.74     7.59
JSBA               0.67    29.4     0.23     0.70     7.92
JXVL               0.70    16.0     0.32     1.33     9.18
KFBI               0.02    25.6     0.22     0.88     5.84
KNK                0.89    17.6     0.48     0.83     7.51
KSBK                 NA    14.2     0.34     1.07    14.32
KYF                0.04    21.7     0.16     0.94     5.55
LARK               0.15    16.7     0.33     0.97     6.87
LARL               0.42    17.7     0.31     1.37    12.98
LFBI               0.90    27.8     0.18     0.57     4.75
LFCO                 NA     4.9     0.81     6.33    42.71
LFED               0.03    33.8     0.16     1.14     6.83
LISB               0.89    33.4     0.45     0.69     7.61
LOGN               0.62    13.5     0.30     1.71     8.96
LONF               0.20    15.5     0.24     1.23     7.30
LSBI                 NA    16.4     0.43     0.76     8.79
LSBX               0.52     5.1     0.83     4.28    44.00
LVSB               1.14    24.9     0.26     1.00     8.70
LXMO               0.67    24.3     0.17     1.09     3.97
MAFB               0.26    16.3     0.57     1.05    13.71
MARN               1.43    24.1     0.28     1.08     5.07
MASB               0.19    19.3     0.64     1.02     9.29
MBB                  NA    28.1     0.31     0.60     6.81

Source: SNL & F&C calculations          13

FERGUSON & COMPANY     Exhibit V - Selected Publicly Held Thrifts

                  NPAs/  Price/     Core     Core     Core
                 Assets    Core      EPS     ROAA     ROAE
                    (%)     EPS      ($)      (%)      (%)
Ticker              MRQ     (x)      MRQ      MRQ      MRQ

MBLF               0.48    20.1     0.35     0.83     6.54
MBSP               1.77    32.7     0.13     1.20     3.02
MCBN               0.85    19.5     0.49     0.75     8.84
MDBK               0.16    17.1     0.64     1.08    12.07
MECH               0.58    19.0     0.35     0.86     8.47
METF               0.52    16.8     0.25     0.75    19.14
MFBC                 --    23.3     0.29     0.76     5.82
MFFC               0.09    30.5     0.13     0.54     4.49
MFLR               0.65    18.2     0.37     1.02    10.56
MIFC               0.21    15.8     0.20     1.07    11.37
MIVI               0.43    19.1     0.24     1.06     6.30
MSBF               0.02    20.5     0.21     1.36     8.16
MWBI               0.73    16.4     0.26     0.76    10.83
MWBX               0.58    15.2     0.13     1.26    17.10
NASB               3.07    13.4     1.24     1.51    18.27
NBN                1.03    22.6     0.20     0.73     9.55
NEIB               0.17    16.9     0.33     1.28     8.66
NHTB               0.87    27.4     0.18     0.52     6.91
NMSB               0.78    16.7     0.20     1.01     9.94
NSLB               0.03    31.0     0.14     0.46     2.31
NWEQ               1.33    15.9     0.35     1.10     9.45
OCFC               0.52    19.6     0.45     0.97     6.37
OFCP               0.27    22.4     0.33     0.86    10.02
OHSL               0.03    27.0     0.34     0.70     6.43
PBCI               1.70    17.6     0.38     1.15     8.88
PBKB               0.57    35.0     0.16     0.28     6.89
PCBC               0.01    23.0     0.26     0.95     4.94
PDB                1.13    20.4     0.13     1.13     6.88
PEEK               0.77    26.6     0.16     1.01     3.92
PERM               0.70    23.8     0.31     0.63     6.47
PFDC               0.25    18.5     0.30     1.40     9.21
PFED               0.23    58.6     0.08     0.41     1.84
PFFB               1.38    20.2     0.24     0.61     6.14
PFFC               0.04    45.8     0.09     0.59     3.16
PFNC               0.50    26.4     0.16     0.64    12.09
PFSB               0.55    16.6     0.28     0.76    10.60
PFSL               0.13    33.5     0.33     0.58     9.16
PHBK               0.75    16.4     0.71     1.24    17.38
PHFC               1.68    17.1     0.26     0.67     6.86
PRBC               0.43    29.9     0.16     0.39     3.35
PTRS               0.44    19.0     0.25     0.80     8.90
PULS               0.85    15.6     0.42     1.02    12.69
PVFC               0.96    12.8     0.45     1.26    17.48
PVSA               0.36    15.3     0.52     1.08    14.56
PWBC               0.68    18.4     0.26     0.69     8.33
PWBK               0.74    34.4     0.16     0.70     3.85
QCBC               1.33    15.2     0.33     0.72     8.44
QCFB               0.39    12.0     0.57     1.68     9.90
QCSB               0.53    26.2     0.38     1.46    12.78
RARB               0.23    17.0     0.39     0.97    12.93
RELY               0.54    18.1     0.49     0.87    10.30
ROSE               0.48    17.5     0.47     0.89    14.35
SCBS               2.17    20.5     0.22     1.22     6.05
SCCB               1.53    44.8     0.12     0.62     2.61
SFED               0.82    23.4     0.23     0.56     4.63
SFFC               1.74    19.8     0.18     1.24     7.05
SFIN               0.33    17.2     0.33     0.81     8.62

Source: SNL & F&C calculations          14

FERGUSON & COMPANY     Exhibit V - Selected Publicly Held Thrifts

                  NPAs/  Price/     Core     Core     Core
                 Assets    Core      EPS     ROAA     ROAE
                    (%)     EPS      ($)      (%)      (%)
Ticker              MRQ     (x)      MRQ      MRQ      MRQ

SFSL               0.43    19.6     0.28     1.36    14.68
SISB               0.44    15.4     0.61     0.93    13.02
SKAN               1.89    18.4     0.26     0.61     8.63
SMBC               0.88    26.5     0.21     0.83     5.09
SOBI               0.26    30.2     0.17     0.59     4.06
SOPN               0.20    18.5     0.32     1.74     7.61
SPBC               0.17    18.4     0.36     1.07    11.87
SSB                  --    28.1     0.09     1.00     4.31
SSFC               0.16      NM    (0.06)   (0.40)   (1.71)
SSM                  --    25.6     0.20     1.49     4.98
STFR               0.21    20.9     0.52     0.66     8.30
STSA               0.73    18.3     0.33     0.54    10.11
SVRN               0.63    17.3     0.28     0.80    15.13
SZB                  NA    23.2     0.24     0.67     5.94
THR                0.95    24.5     0.24     0.78     5.70
THRD               0.29    24.1     0.27     0.61     7.45
TPNZ               1.19    27.6     0.17     0.74     4.35
TRIC                 --    19.4     0.18     0.98     6.46
TSH                0.38    18.9     0.28     0.90     6.66
TWIN               0.08    19.1     0.19     0.90     6.97
UBMT               0.35    20.5     0.33     1.53     6.52
VABF               0.50    26.5     0.17     0.55     7.90
WAMU                 NA    18.7     0.90     0.95    17.13
WBST               0.65    16.2     0.99     0.81    14.99
WCBI               0.19    17.7     0.41     1.38     8.94
WCFB               0.07    32.0     0.16     1.38     5.94
WEFC                 NA    16.9     0.28     1.04     7.22
WEHO                 --      NA       NA     0.97     3.60
WFI                0.22    16.8     0.40     0.98    13.41
WFSL               0.60    13.8     0.50     1.88    14.64
WHGB               0.95    38.5     0.12     0.61     3.08
WOFC               0.44    33.4     0.20     0.40     2.89
WRNB               0.83    16.4     0.35     1.53    14.19
WSB                  NA    36.5     0.06     0.39     4.59
WSFS               1.23    17.3     0.30     1.00    17.34
WSTR               0.29    18.1     0.36     0.80     7.53
WVFC               0.20    16.4     0.58     1.44    11.95
WYNE               0.89    24.5     0.25     0.76     5.57
YFCB               0.49    18.0     0.26     0.92     6.63
YFED               1.01    27.7     0.23     0.74     8.44

Maximum            8.06   159.4     1.60    6.330   60.860
Minimum              --     2.6    (0.06)  (0.400)  (1.710)
Average            0.67    22.3     0.33    0.975    9.339
Median             0.50    19.7     0.28    0.900    8.245

Source: SNL & F&C calculations          15

                                  EXHIBIT VI

FERGUSON & COMPANY
------------------

                   EXHIBIT VI - COMPARATIVE GROUP SELECTION

To search for a comparative group for Northfield, we selected all thrifts from the entire U.S. with assets under $100 million that have sufficient trading volume to produce meaningful market information. All of these thrifts are listed on either AMEX, NYSE, or Nasdaq.

We found 49 thrifts in the asset size described above. We eliminated 39 and retained a group of 10. Normally, we consider 10 to 12 to be the desired sample size.

We eliminated thrifts for the following reasons: 1) Mutual holding company; 2) No PE for the last quarter or PE ratio for the last quarter greater than 35; 3) Tangible equity less than 10% of assets or greater than 25% of assets; 4) Merger agreement has been executed; 5) Non-performing assets greater than 1.5% of assets; 6) Loans less than 50% of assets; and 7) Loans serviced greater than 20% of assets.

After eliminating thrifts as discussed above, we had 17 left. We then eliminated all thrifts with assets over $85 million, eliminating 7 and reducing our group to 10.

The group of 49 from which the comparative group was selected is listed on
Exhibit VI.1 and the selected comparative group is listed on Exhibit VI.2. On
Exhibit VI.1, we have blocked the cells that indicate which ones were not selected and why. Set forth below is a legend for the column summarizing reasons individual thrifts were not selected.

A  Mutual holding company.

B  No core EPS for most recent quarter or PR ratio over 35.

C  Assets greater than $85 million.

D  Equity either less than 10% of assets or greater than 25% of assets.

E  Merger agreement has been executed.

F  Non-performing assets greater than 1.5% of total assets.

G  Loans less than 50% of assets.

H  Loans serviced exceeds 20% of assets.

FERGUSON & COMPANY              EXHIBIT VI.1 - COMPARATIVE GROUP SELECTION
------------------


                 A

                                                                           Deposit                          Current Current   Price/
                                                                           Insurance                          Stock  Market      LTM
                                                                           Agency                             Price   Value Core EPS
Ticker   Short Name                       City             State  Region   (BIF/SAIF)  Exchange  IPO Date      ($)    ($M)       (x)
ALBC     Albion Banc Corp.                Albion           NY     MA       SAIF        NASDAQ    07/26/93   28.000    7.00      21.4
ATSB     AmTrust Capital Corp.            Peru             IN     MW       SAIF        NASDAQ    03/28/95   13.750    7.24      40.4
CIBI     Community Investors Bancorp      Bucyrus          OH     MW       SAIF        NASDAQ    02/07/95   15.750   14.21      15.0
CKFB     CKF Bancorp Inc.                 Danville         KY     MW       SAIF        NASDAQ    01/04/95   18.500   16.71      19.7
CNSB     CNS Bancorp Inc.                 Jefferson City   MO     MW       SAIF        NASDAQ    06/12/96   21.500   35.54      41.4
CRZY     Crazy Woman Creek Bancorp        Buffalo          WY     WE       SAIF        NASDAQ    03/29/96   15.375   14.68      20.8
CSBF     CSB Financial Group Inc.         Centralla        IL     MW       SAIF        NASDAQ    10/09/95   13.250   12.48      49.1
FCB      Falmouth Bancorp Inc.            Falmouth         MA     NE       BIF         AMSE      03/28/96   20.000   29.10      40.0
FFBI     First Financial Bancorp Inc.     Belvidere        IL     MW       SAIF        NASDAQ    10/04/93   21.000    8.72      23.1
FFDF     FFD Financial Corp.              Dover            OH     MW       SAIF        NASDAQ    04/03/96   18.625   26.91      30.0
FLKY     First Lancaster Bancshares       Lancaster        KY     MW       SAIF        NASDAQ    07/01/96   15.750   14.98      28.6
FTSB     Fort Thomas Financial Corp.      Fort Thomas      KY     MW       SAIF        NASDAQ    06/28/95   15.500   23.17      19.6
GFSB     GFS Bancorp Inc.                 Grinnell         IA     MW       SAIF        NASDAQ    01/06/94   17.063   16.86      15.2
GWBC     Gateway Bancorp Inc.             Catlettsburg     KY     MW       SAIF        NASDAQ    01/18/95   18.750   20.28      31.8
HBBI     Home Building Bancorp            Washington       IN     MW       SAIF        NASDAQ    02/08/95   21.250    6.62      18.8
HCFC     Home City Financial Corp.        Springfield      OH     MW       SAIF        NASDAQ    12/30/96   17.250   15.60        NA
HHFC     Harvest Home Financial Corp.     Chevlot          OH     MW       SAIF        NASDAQ    10/10/94   14.750   13.49      27.8
HWEN     Home Financial Bancorp           Spencer          IN     MW       SAIF        NASDAQ    07/02/96   17.625    8.19      27.1
HZFS     Horizon Financial Svcs Corp.     Oskaloosa        IA     MW       SAIF        NASDAQ    06/30/94   11.750   10.00      18.7
INCB     Indiana Community Bank SB        Lebanon          IN     MW       SAIF        NASDAQ    12/15/94   20.500   18.90      39.4
JOAC     Joachim Bancorp Inc.             De Soto          MO     MW       SAIF        NASDAQ    12/28/95   15.000   10.84      39.5
KYF      Kentucky First Bancorp Inc.      Cynthiana        KY     MW       SAIF        AMSE      08/29/95   14.688   19.06      18.6
LOGN     Logansport Financial Corp.       Logansport       IN     MW       SAIF        NASDAQ    06/14/95   15.250   19.22      16.2
LONF     London Financial Corporation     London           OH     MW       SAIF        NASDAQ    04/01/96   15.250    7.86      20.1
LXMO     Lexington B&L Financial Corp.    Lexington        MO     MW       SAIF        NASDAQ    06/06/96   17.125   19.50      22.5
MBSP     Mitchell Bancorp Inc.            Spruce Pine      NC     SE       SAIF        NASDAQ    07/12/96   17.250   16.06      27.8
MCBN     Mid-Coast Bancorp Inc.           Waldoboro        ME     NE       SAIF        NASDAQ    11/02/89   28.750    6.70      15.6
MIVI     Mississippi View Holding Co.     Little Falls     MN     MW       SAIF        NASDAQ    03/24/95   17.500   12.95      18.4
MRKF     Market Financial Corp.           Mount Healthy    OH     MW       SAIF        NASDAQ    03/27/97   15.438   20.62        NA
MSBF     MSB Financial Inc.               Marshall         MI     MW       SAIF        NASDAQ    02/06/95   19.500   24.06      22.7
NSLB     NS&L Bancorp Inc.                Neosho           MO     MW       SAIF        NASDAQ    06/08/95   18.500   13.09      30.8
NWEQ     Northwest Equity Corp.           Amery            WI     MW       SAIF        NASDAQ    10/11/94   19.250   16.15      16.0
OSFS     Ohio State Financial Services    Bridgeport       OH     MW       SAIF        NASDAQ    09/29/97   15.000    9.51        NA
PCBC     Perry County Financial Corp.     Perryville       MO     MW       SAIF        NASDAQ    02/13/95   23.250   19.25      17.2
PFFC     Peoples Financial Corp.          Massillon        OH     MW       SAIF        NASDAQ    09/13/96   13.750   20.15        NA
PSFI     PS Financial Inc.                Chicago          IL     MW       SAIF        NASDAQ    11/27/96   18.500   38.36        NA
PWBK     Pennwood Bancorp Inc.            Pittsburgh       PA     MA       SAIF        NASDAQ    07/15/96   18.500   10.54      19.9
RELI     Reliance Bancshares Inc.         Milwaukee        WI     MW       SAIF        NASDAQ    04/19/96    8.875   21.94      35.5
SCBS     Southern Community Bancshares    Cullman          AL     SE       SAIF        NASDAQ    12/23/96   19.000   21.61        NA
SCCB     S. Carolina Community Bancshrs   Winnsboro        SC     SE       SAIF        NASDAQ    07/07/94   22.500   15.72      28.9
SFFC     StateFed Financial Corp.         Des Moines       IA     MW       SAIF        NASDAQ    01/05/94   13.375   20.83      18.6
SHSB     SHS Bancorp Inc.                 Pittsburgh       PA     MA       SAIF        NASDAQ    10/01/97   17.250   14.14        NA
SOBI     Sobieski Bancorp Inc.            South Bend       IN     MW       SAIF        NASDAQ    03/31/95   19.375   15.10      31.8
SSB      Scotland Bancorp Inc.            Laurinburg       NC     SE       SAIF        AMSE      04/01/96   10.250   19.61      13.9
SZB      SouthFirst Bancshares Inc.       Sylacauga        AL     SE       SAIF        AMSE      02/14/95   20.625   17.48     108.6
THR      Three Rivers Financial Corp.     Three Rivers     MI     MW       SAIF        AMSE      08/24/95   20.250   16.68      20.1
TRIC     Tri-County Bancorp Inc.          Torrington       WY     WE       SAIF        NASDAQ    09/30/93   14.750   17.22      18.9
USAB     USABancshares, Inc.              Philadelphia     PA     MA       BIF         NASDAQ          NA    9.625    7.05      37.0
WCFB     Webster City Federal SB (MHC)    Webster City     IA     MW       SAIF        NASDAQ    08/15/94   21.250   44.63      32.7

Maximum                                                                                                     28.750   44.63     108.6
Minimum                                                                                                      8.875    6.62      13.9
Average                                                                                                     17.460   17.07      27.6
Median                                                                                                      17.250   16.15      22.6

                                       2

SOURCE:  SNL & F&C CALCULATIONS

FERGUSON & COMPANY              EXHIBIT VI.1 - COMPARATIVE GROUP SELECTION
------------------

             B                                                    C        D
                                                                                    Tangible               ROAA      ROACE
          Price/    Current    Current             Current      Total   Equity/      Equity/     Core    Before     Before
            Core     Price/   Price/ T    Price/  Dividend     Assets    Assets     T Assets      EPS     Extra      Extra
             EPS    B Value    B Value    Assets     Yield     ($000)       (%)          (%)      ($)       (%)        (%)
Ticker       (x)        (%)        (%)       (%)       (%)        MRQ       MRQ          MRQ      LTM       LTM        LTM
ALBC        18.9      115.5      115.5       9.9      1.14     70,810       8.6          8.6     1.31      0.50       5.54
ATSB        57.3       95.1       96.0      10.4      1.46     69,685      10.9         10.8     0.34      0.40       3.86
CIBI        14.1      130.3      130.3      15.3      2.03     94,328      11.8         11.8     1.05      0.97       8.37
CKFB        17.8      109.4      109.4      27.9      2.70     59,868      23.7         23.7     0.94      1.82       7.51
CNSB        41.4      149.9      149.9      36.5      1.12     97,411      24.3         24.3     0.52      0.79       3.20
CRZY        18.3      103.3      103.3      24.5      2.60     59,952      23.7         23.7     0.74      1.28       4.74
CSBF        55.2      102.0      108.0      25.6         -     48,844      25.0         24.0     0.27      0.31       1.21
FCB         35.7      127.6      127.6      30.2      1.00     96,391      23.7         23.7     0.50      0.83       3.36
FFBI        23.9      116.0      116.0      10.4         -     84,242       8.9          8.9     0.91     (0.04)     (0.54)
FFDF        27.4      125.3      125.3      30.5      1.61     88,220      24.3         24.3     0.62      1.93       7.83
FLKY        32.8      107.7      107.7      31.8      3.18     47,184      29.5         29.5     0.55      1.24       3.64
FTSB        16.9      146.8      146.8      23.7      1.61     97,843      16.1         16.1     0.79      1.22       7.18
GFSB        14.7      155.0      155.0      17.8      1.52     94,496      11.5         11.5     1.12      1.27      11.01
GWBC        58.6      116.1      116.1      32.2      2.13     62,609      27.7         27.7     0.59      0.94       3.60
HBBI        19.7      104.0      104.0      15.9      1.41     41,746      14.1         14.1     1.13      0.75       5.76
HCFC        14.9      113.5      113.5      22.3      2.09     70,110      19.6         19.6       NA      1.23       6.40
HHFC        19.4      130.4      130.4      15.4      2.98     87,596      11.8         11.8     0.53      0.30       2.31
HWEN        31.5      112.9      112.9      19.8      1.14     41,309      17.6         17.6     0.65      0.85       4.60
HZFS        14.0      114.4      114.4      11.4      1.53     87,784      10.0         10.0     0.63      0.81       7.85
INCB        34.2      165.6      165.6      19.7      1.76     96,089      11.9         11.9     0.52      0.53       4.30
JOAC        41.7      109.8      109.8      30.9      3.33     35,073      28.1         28.1     0.38      0.79       2.72
KYF         17.5      130.1      130.1      21.7      3.40     88,089      16.7         16.7     0.79      1.15       6.64
LOGN        15.9      118.6      118.6      22.4      2.62     85,801      18.9         18.9     0.94      1.42       7.28
LONF        17.3      103.3      103.3      20.6      1.57     38,210      19.9         19.9     0.76      1.03       4.96
LXMO        19.5      116.3      116.3      32.9      1.75     59,236      28.3         28.3     0.76      1.02       3.45
MBSP        28.8      112.3      112.3      46.4      2.32     34,591      41.4         41.4     0.62      1.62       3.79
MCBN        14.4      126.9      126.9      10.9      1.81     61,473       8.6          8.6     1.84      0.76       8.73
MIVI        19.0      107.4      107.4      18.9      0.91     68,546      17.6         17.6     0.95      1.07       6.04
MRKF        25.7      103.7      103.7      36.7      1.81     56,121      35.5         35.5       NA      0.99       3.66
MSBF        22.2      188.8      188.8      31.2      1.44     77,014      16.5         16.5     0.86      1.50       8.42
NSLB        24.3      112.1      112.1      21.9      2.70     59,711      19.6         19.6     0.60      0.49       2.39
NWEQ        15.0      132.5      132.5      16.7      2.91     96,954      11.7         11.7     1.20      1.03       8.75
OSFS          NA       91.1       91.1      24.7         -     38,559      27.1         27.1       NA      0.98         NA
PCBC        19.4      123.6      123.6      23.7      1.72     81,105      19.2         19.2     1.35      0.93       4.97
PFFC        24.6       87.1       87.1      23.7      3.64     86,486      27.2         27.2       NA      0.59       2.31
PSFI        24.3      125.3      125.3      46.8      2.60     85,698      37.3         37.3       NA      2.03       5.26
PWBK        19.3      120.6      120.6      22.1      1.73     47,645      18.3         18.3     0.93      0.99       5.20
RELI        31.7       96.7       96.7      46.7         -     46,987      48.3         48.3     0.25      1.32       2.58
SCBS        22.6      144.1      144.1      30.7      1.58     70,370      21.3         21.3       NA      0.55         NA
SCCB        31.3      129.7      129.7      34.5      2.67     45,619      26.6         26.6     0.78      1.15       4.37
SFFC        22.3      135.7      135.7      23.8      1.50     87,542      17.5         17.5     0.72      1.28       7.20
SHSB          NA         NA         NA        NA         -     88,460      13.3         13.3       NA      0.45         NA
SOBI        26.9      112.3      112.3      17.9      1.65     84,279      14.8         14.8     0.61      0.62       3.88
SSB         10.7      134.7      134.7      30.5      2.93     64,399      22.6         22.6     0.74      1.89       6.39
SZB         34.4      128.4      128.4      18.0      2.42     97,283      14.0         14.0     0.19     (0.03)     (0.20)
THR         18.8      128.6      129.1      17.7      1.98     94,216      13.8         13.7     1.01      0.90       6.48
TRIC        17.6      127.5      127.5      19.5      2.71     88,173      15.3         15.3     0.78      1.05       7.13
USAB        16.0      143.0      145.2      11.0         -     64,269       8.4          8.3     0.26      0.53       4.57
WCFB        33.2      202.0      202.0      47.2      3.77     94,481      23.4         23.4     0.65      1.42       6.09

Maximum     58.6      202.0      202.0      47.2      3.77     97,843      48.3         48.3     1.84      2.03      11.01
Minimum     10.7       87.1       87.1       9.9         -     34,591       8.4          8.3     0.19     (0.04)     (0.54)
Average     25.1      123.6      123.8      24.6      1.85     71,896      20.1         20.1     0.75      0.97       5.10
Median      22.2      119.6      119.6      23.1      1.75     70,810      18.9         18.9     0.74      0.98       4.97


           E                          F

                                     NPAs/
         Merger        Current      Assets
         Target?       Pricing         (%)
Ticker     (Y/N)          Date         MRQ
ALBC           N      12/12/97       0.12
ATSB           N      12/12/97       2.20
CIBI           N      12/12/97       0.53
CKFB           N      12/12/97       0.70
CNSB           N      12/12/97       0.50
CRZY           N      12/12/97       0.38
CSBF           N      12/12/97       0.56
FCB            N      12/12/97         NA
FFBI           N      12/12/97       0.32
FFDF           N      12/12/97         NA
FLKY           N      12/12/97       2.28
FTSB           N      12/12/97       1.91
GFSB           Y      12/12/97       0.98
GWBC           Y      12/12/97       0.76
HBBI           N      12/12/97       0.44
HCFC           N      12/12/97       0.82
HHFC           N      12/12/97       0.11
HWEN           N      12/12/97       1.70
HZFS           N      12/12/97       0.71
INCB           Y      12/12/97         NA
JOAC           N      12/12/97       0.20
KYF            N      12/12/97       0.04
LOGN           N      12/12/97       0.49
LONF           N      12/12/97         NA
LXMO           N      12/12/97       0.48
MBSP           N      12/12/97       2.25
MCBN           N      12/12/97       0.55
MIVI           N      12/12/97         NA
MRKF           N      12/12/97          -
MSBF           N      12/12/97       0.02
NSLB           N      12/12/97       0.02
NWEQ           N      12/12/97       1.42
OSFS           N      12/12/97       0.44
PCBC           N      12/12/97       0.03
PFFC           N      12/12/97          -
PSFI           N      12/12/97       0.68
PWBK           N      12/12/97       0.94
RELI           N      12/12/97          -
SCBS           N      12/12/97       2.16
SCCB           N      12/12/97       0.87
SFFC           N      12/12/97       2.19
SHSB           N      12/12/97       1.42
SOBI           N      12/12/97       0.13
SSB            N      12/12/97         NA
SZB            N      12/12/97       0.53
THR            N      12/12/97       0.87
TRIC           N      12/12/97          -
USAB           N      12/12/97       0.57
WCFB           N      12/12/97       0.07

Maximum                              2.28
Minimum                                 -
Average                              0.73
Median                               0.53


                                                                 3
SOURCE:  SNL & F&C CALCULATIONS

FERGUSON & COMPANY              EXHIBIT VI.1 - COMPARATIVE GROUP SELECTION
------------------

                             G                                                      H
                                                                       Loans        Loans
               Loans/     Loans/    Deposits/     Borrowings/       Serviced    Serviced/
             Deposits     Assets       Assets          Assets     For Others       Assets
                  (%)        (%)          (%)             (%)         ($000)          (%)
Ticker            MRQ        MRQ          MRQ             MRQ            MRY          MRY      Reasons Excluded
                                                                                               ----------------
ALBC            92.67      71.80        77.48           13.07        11,080          15.6      D
ATSB           102.96      71.52        69.47           18.78        29,025          41.7      B, F, H
CIBI           107.50      84.42        78.53            9.05           486           0.5      C
CKFB           129.49      92.32        71.29            3.71             -             -      Selected
CNSB            93.03      69.68        74.91               -        21,852          22.4      B, C, H
CRZY            98.07      48.27        49.22           26.19            77           0.1      G
CSBF            74.99      55.73        74.31               -             -             -      B, D
FCB                NA         NA        74.89            0.77            NA            NA      B, C, H
FFBI            83.44      67.21        80.54            9.73        52,602          62.4      D, H
FFDF           103.14      66.97        64.93            9.39             -             -      C
FLKY           190.54      90.69        47.59           21.02             -             -      D, F
FTSB           124.42      91.37        73.44            9.04             -             -      C, F
GFSB           130.67      85.38        65.34           21.64        33,665          35.6      C, E, H
GWBC            47.93      34.34        71.65               -             -             -      B, D, E, G
HBBI            90.93      68.65        75.50            9.58             -             -      Selected
HCFC           116.70      85.94        73.64            6.15         2,632           3.8      Selected
HHFC            79.16      51.58        65.15           22.43           350           0.4      C
HWEN           136.66      85.56        62.61           19.37             -             -      F
HZFS            97.51      62.52        64.12           25.16         1,613           1.8      C
INCB            87.84      76.66        87.28               -           770           0.8      C, E, H
JOAC           100.35      70.44        70.19               -             -             -      B, D
KYF             90.77      56.42        62.15           20.17             -             -      C
LOGN            99.17      71.36        71.96            6.41             -             -      C
LONF            99.00      77.60        78.39            0.79            NA            NA      Selected
LXMO           107.94      76.69        71.05               -        21,106          35.6      H
MBSP           151.12      83.76        55.42               -             -             -      D, F
MCBN           112.62      81.53        72.40           18.61         7,270          11.8      D
MIVI               NA         NA        80.51               -             -             -      Selected
MRKF            75.22      47.32        62.91               -             -             -      D, G
MSBF           169.02      92.01        54.44           27.61        32,757          42.5      H
NSLB            75.61      55.74        73.72            5.02             -             -      Selected
NWEQ           127.25      82.18        64.58           23.09        25,250          26.0      C, H
OSFS            89.49      63.95        71.46               -             -             -      C
PCBC            21.97      16.44        74.83            5.55             -             -      G
PFFC            84.64      60.45        71.43               -             -             -      D
PSFI            86.24      41.58        48.21            9.92             -             -      C, D, G
PWBK            79.26      60.79        76.69            3.06           149           0.3      Selected
RELI           153.59      57.86        37.67           12.86             -             -      D
SCBS            75.43      58.98        78.19               -             -             -      F
SCCB           109.53      79.44        72.53               -             -             -      D
SFFC           130.17      77.82        59.78           21.70             -             -      C, F
SHSB            89.35      65.63        73.46           12.05           476           0.5      B, C, H
SOBI           110.72      76.81        69.37           15.44             -             -      Selected
SSB            108.28      72.54        66.99            8.54            NA            NA      Selected
SZB            114.80      73.80        64.29           19.01             -             -        C
THR            105.19      67.97        64.62           19.89        12,581          13.4        C
TRIC            83.25      44.68        53.66           29.89           163           0.2        C, G
USAB            73.78      53.03        71.88           18.99             -             -        Selected
WCFB            76.90      57.76        75.11            0.27             -             -        A, C

Maximum        190.54      92.32        87.28           29.89        52,602          62.4
Minimum         21.97      16.44        37.67               -             -             -
Average        101.88      67.77        68.36           10.28         5,520           6.9
Median          99.00      69.68        71.43            9.05             -             -

                                       4
Source:  SNL & F&C calculations

FERGUSON & COMPANY       Exhibit VI.2 - Comparative Group Selected
------------------



                                                                              Deposit
                                                                              Insurance
                                                                              Agency
Ticker      Short Name                      City              State  Region   (BIF/SAIF)   Exchange    IPO Date
CKFB        CKF Bancorp Inc.                Danville          KY     MW       SAIF         NASDAQ       01/04/95
HBBI        Home Building Bancorp           Washington        IN     MW       SAIF         NASDAQ       02/08/95
HCFC        Home City Financial Corp.       Springfield       OH     MW       SAIF         NASDAQ       12/30/96
LONF        London Financial Corporation    London            OH     MW       SAIF         NASDAQ       04/01/96
MIVI        Mississippi View Holding Co.    Little Falls      MN     MW       SAIF         NASDAQ       03/24/95
NSLB        NS&L Bancorp Inc.               Neosho            MO     MW       SAIF         NASDAQ       06/08/95
PWBK        Pennwood Bancorp Inc.           Pittsburgh        PA     MA       SAIF         NASDAQ       07/15/96
SOBI        Sobieski Bancorp Inc.           South Bend        IN     MW       SAIF         NASDAQ       03/31/95
SSB         Scotland Bancorp Inc.           Laurinburg        NC     SE       SAIF         AMSE         04/01/96
USAB        USABancshares, Inc.             Philadelphia      PA     MA       BIF          NASDAQ       NA

Maximum
Minimum
Average
Median



           Current    Current    Price/
            Stock     Market      LTM
            Price      Value    Core EPS
Ticker      ($)       ($M)        (X)

CKFB        18.500     16.71      19.7
HBBI        21.250      6.62      18.8
HCFC        17.250     15.60       NA
LONF        15.250      7.86      20.1
MIVI        17.500     12.95      18.4
NSLB        18.500     13.09      30.8
PWBK        18.500     10.54      19.9
SOBI        19.375     15.10      31.8
SSB         10.250     19.61      13.9
USAB         9.625      7.05      37.0

Maximum     21.250     19.61      37.0
Minimum      9.625      6.62      13.9
Average     16.600     12.51      23.4
Median      18.000     13.02      19.9

FERGUSON & COMPANY       Exhibit VI.2 - Comparative Group Selected
------------------


             Price/    Current    Current             Current     Total    Equity/
              Core     Price/   Price/ T    Price/   Dividend    Assets     Assets
               EPS    B Value    B Value    Assets     Yield     ($000)       (%)
Ticker       (x)        (%)        (%)       (%)        (%)       MRQ        MRQ
CKFB         17.8      109.4      109.4      27.9      2.70     59,868      23.7
HBBI         19.7      104.0      104.0      15.9      1.41     41,746      14.1
HCFC         14.9      113.5      113.5      22.3      2.09     70,110      19.6
LONF         17.3      103.3      103.3      20.6      1.57     38,210      19.9
MIVI         19.0      107.4      107.4      18.9      0.91     68,546      17.6
NSLB         24.3      112.1      112.1      21.9      2.70     59,711      19.6
PWBK         19.3      120.6      120.6      22.1      1.73     47,645      18.3
SOBI         26.9      112.3      112.3      17.9      1.65     84,279      14.8
SSB          10.7      134.7      134.7      30.5      2.93     64,399      22.6
USAB         16.0      143.0      145.2      11.0      -        64,269       8.4

Maximum      26.9      143.0      145.2      30.5      2.93     84,279      23.7
Minimum      10.7      103.3      103.3      11.0      -        38,210       8.4
Average      18.6      116.0      116.2      20.9      1.77     59,878      17.9
Median       18.4      112.2      112.2      21.2      1.69     62,069      19.0

            Tangible           ROAA       ROACE
            Equity/    Core    Before     Before                          NPAs/
           T Assets     EPS     Extra     Extra     Merger     Current    Assets
               (%)     ($)       (%)       (%)     Target?     Pricing       (%)
Ticker        MRQ     LTM       LTM        LTM      (Y/N)         Date       MRQ
CKFB         23.7     0.94      1.82      7.51        N         12/12/97     0.70
HBBI         14.1     1.13      0.75      5.76        N         12/12/97     0.44
HCFC         19.6    NA         1.23      6.40        N         12/12/97     0.82
LONF         19.9     0.76      1.03      4.96        N         12/12/97    NA
MIVI         17.6     0.95      1.07      6.04        N         12/12/97    NA
NSLB         19.6     0.60      0.49      2.39        N         12/12/97     0.02
PWBK         18.3     0.93      0.99      5.20        N         12/12/97     0.94
SOBI         14.8     0.61      0.62      3.88        N         12/12/97     0.13
SSB          22.6     0.74      1.89      6.39        N         12/12/97    NA
USAB          8.3     0.26      0.53      4.57        N         12/12/97     0.57

Maximum      23.7     1.13      1.89      7.51                               0.94
Minimum       8.3     0.26      0.49      2.39                               0.02
Average      17.9     0.77      1.04      5.31                               0.52
Median       19.0     0.76      1.01      5.48                               0.57

FERGUSON & COMPANY       Exhibit VI.2 - Comparative Group Selected
------------------

                                                                  Loans       Loans
            Loans/     Loans/    Deposits/     Borrowings/      Serviced   Serviced/
          Deposits     Assets       Assets          Assets    For Others      Assets
               (%)        (%)          (%)             (%)         ($000)        (%)
Ticker         MRQ        MRQ          MRQ             MRQ           MRY         MRY
CKFB         129.49      92.32        71.29            3.71          -           -
HBBI          90.93      68.65        75.50            9.58          -           -
HCFC         116.70      85.94        73.64            6.15      2,632           3.8
LONF          99.00      77.60        78.39            0.79         NA          NA
MIVI          NA         NA           80.51            -             -           -
NSLB          75.61      55.74        73.72            5.02          -           -
PWBK          79.26      60.79        76.69            3.06        149           0.3
SOBI         110.72      76.81        69.37           15.44          -           -
SSB          108.28      72.54        66.99            8.54         NA          NA
USAB          73.78      53.03        71.88           18.99          -           -

Maximum      129.49      92.32        80.51           18.99      2,632           3.8
Minimum       73.78      53.03        66.99            -             -           -
Average       98.20      71.49        73.80            7.13        348           0.5
Median        99.00      72.54        73.68            5.59          -           -

                                  EXHIBIT VII

FERGUSON & COMPANY                Exhibit VII
------------------
                              Pro Forma Assumption


1. Net proceeds from the conversion were invested at the beginning of the period at 5.55%, which was the approximate rate on the one-year treasury bill on December 31, 1997. This rate was selected because it is considered more representative of the rate the Bank is likely to earn.

2. Northfield's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 1/12 annually of the initial purchase.

3. Northfield's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 38.0%.

5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

6. Earnings per share ("EPS") calculations have ignored AICPA SOP 93-6. Calculating EPS under SOP 93-6 and assuming 1/12 of the ESOP shares are committed to be released and allocated to the individual accounts at the beginning of the period would yield EPS of $1.00, $.89, $.80, and $.72, and price to earnings ratios of 10.0, 11.2, 12.5, and 13.9, at the minimum, midpoint, maximum, and supermaximum of the range, respectively.

FERGUSON & COMPANY
------------------

                                   Exhibit VII
                     Pro Forma Effect of Conversion Proceeds
                At the Minimum of the Conversion Valuation Range
                     Valuation Date as of February 27, 1998


Northfield Federal Savings
------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Value                                                          $      3,825,000
      Less:  Estimated Expenses                                                               (362,000)
                                                                                      -----------------
      Net Conversion Proceeds                                                         $      3,463,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                         $      3,463,000
      Less:  ESOP Contributions                                                               (306,000)
                  RP Contributions                                                            (153,000)
                                                                                      -----------------
      Net Conversion Proceeds after ESOP & RP                                         $      3,004,000
      Estimated Incremental Rate of Return(1)                                                    3.44%
                                                                                      -----------------
      Estimated Additional Income                                                     $        103,368
      Less:  ESOP Expense                                                                      (15,810)
                  RP Expense                                                                   (18,972)
                                                                                      -----------------
                                                                                      $         68,586
                                                                                      -----------------

3.    Pro Forma Calculations


                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      December 31, 1997                           $    287,000           $    68,586           $    355,586

b.    Pro Forma Net Worth
      December 31, 1997                           $  2,894,000           $ 3,004,000           $  5,898,000

c.    Pro Forma Net Assets
      December 31, 1997                           $ 36,084,000           $ 3,004,000           $ 39,088,000

(1) Assumes Proceeds can be reinvested at 5.55 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                   Exhibit VII
                     Pro Forma Effect of Conversion Proceeds
                At the Midpoint of the Conversion Valuation Range
                     Valuation Date as of February 27, 1998


Northfield Federal Savings
--------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                                $ 4,500,000
      Less:  Estimated Expenses                                                                    (375,000)
                                                                                      ----------------------
      Net Conversion Proceeds                                                                   $ 4,125,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                                   $ 4,125,000
      Less:  ESOP Contributions                                                                    (360,000)
                  RP Contributions                                                                 (180,000)
                                                                                      ----------------------
      Net Conversion Proceeds after ESOP & RP                                                   $ 3,585,000
      Estimated Incremental Rate of Return(1)                                                         3.44%
                                                                                      ----------------------
      Estimated Additional Income                                                               $   123,360
      Less:  ESOP Expense                                                                           (18,600)
                  RP Expense                                                                        (22,320)
                                                                                      ----------------------
                                                                                                $    82,440
                                                                                      ----------------------

3.    Pro Forma Calculations

                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      December 31, 1997                      $   287,000               $   82,440           $   369,440

b.    Pro Forma Net Worth
      December 31, 1997                      $ 2,894,000               $3,585,000           $ 6,479,000

c.    Pro Forma Net Assets
      December 31, 1997                      $36,084,000               $3,585,000           $39,669,000


(1) Assumes Proceeds can be reinvested at 5.55 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                   Exhibit VII
                     Pro Forma Effect of Conversion Proceeds
                At the Maximum of the Conversion Valuation Range
                     Valuation Date as of February 27, 1998


Northfield Federal Savings
--------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                                $ 5,175,000
      Less:  Estimated Expenses                                                                    (387,000)
                                                                                      ----------------------
      Net Conversion Proceeds                                                                   $ 4,788,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                                   $ 4,788,000
      Less:  ESOP Contributions                                                                    (414,000)
                  RP Contributions                                                                 (207,000)
                                                                                      ----------------------
      Net Conversion Proceeds after ESOP & RP                                                   $ 4,167,000
      Estimated Incremental Rate of Return(1)                                                         3.44%
                                                                                      ----------------------
      Estimated Additional Income                                                               $   143,386
      Less:  ESOP Expense                                                                           (21,390)
                  RP Expense                                                                        (25,668)
                                                                                      ----------------------
                                                                                                $    96,328
                                                                                      ----------------------

3.    Pro Forma Calculations

                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                          -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      December 31, 1997                   $             287,000  $             96,328  $             383,328

b.    Pro Forma Net Worth
      December 31, 1997                   $           2,894,000  $          4,167,000  $           7,061,000

c.    Pro Forma Net Assets
      December 31, 1997                   $          36,084,000  $          4,167,000  $          40,251,000


(1) Assumes Proceeds can be reinvested at 5.55 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                   Exhibit VII
                     Pro Forma Effect of Conversion Proceeds
                At the SuperMax of the Conversion Valuation Range
                     Valuation Date as of February 27, 1998


Northfield Federal Savings
--------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                       $          5,951,250
      Less:  Estimated Expenses                                                        $           (402,000)
                                                                                      ----------------------
      Net Conversion Proceeds                                                          $          5,549,250

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                          $          5,549,250
      Less:  ESOP Contributions                                                        $           (476,100)
                  RP Contributions                                                     $           (238,050)
                                                                                      ----------------------
      Net Conversion Proceeds after ESOP & RP                                          $          4,835,100
      Estimated Incremental Rate of Return(1)                                                         3.44%
                                                                                      ----------------------
      Estimated Additional Income                                                      $            166,376
      Less:  ESOP Expense                                                              $            (24,599)
                  RP Expense                                                           $            (29,518)
                                                                                      ----------------------
                                                                                       $            112,259
                                                                                      ----------------------

3.    Pro Forma Calculations

                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      December 31, 1997                   $             287,000  $            112,259   $            399,259

b.    Pro Forma Net Worth
      December 31, 1997                   $           2,894,000  $          4,835,100   $          7,729,100

c.    Pro Forma Net Assets
      December 31, 1997                   $          36,084,000  $          4,835,100   $         40,919,100

(1) Assumes Proceeds can be reinvested at 5.55 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                            Pro Forma Analysis Sheet

Name of Association:           Northfield Federal Savings
Date of Market Prices:         February 27, 1998                                             Maryland Publicly      All Publicly
                                                                      Comparatives              Held Thrifts        Held Thrifts
                                                                      ------------              ------------        ------------
                                 Symbols      Value              Mean        Median      Mean        Median       Mean       Median
                               -------------------------         ----        ------      ----        ------       ----       ------
Price-Earnings Ratio               P/E
     Last Twelve Months                       N/A
     At Minimum of Range                      10.8
     At Midpoint of Range                     12.2               24.3          20.8       27.5        29.2         21.3        20.6
     At Maximum of Range                      13.5
     At Supermax of Range                     14.9

Price-Book Ratio                   P/B
     At Minimum of Range                      64.9%
     At Midpoint of Range                     69.5%             123.9         119.0      178.3       170.6        173.6       159.7
     At Maximum of Range                      73.3%
     At Supermax of Range                     77.0%

Price-Asset Ratio                  P/A
     At Minimum of Range                       9.8%
     At Midpoint of Range                     11.3%              21.5          20.3       21.5        17.4         19.1        17.8
     At Maximum of Range                      12.9%
     At Supermax of Range                     14.5%

Twelve Mo. Earnings Base            Y                          $    287,000
     Period Ended
     December 31, 1997

Book Value                          B                          $  2,894,000
     As of  December 31, 1997

Total Assets                        A                          $ 36,084,000
     As of  December 31, 1997

Return on Money (1)                 R                                 3.44%

Conversion Expense                  X                          $    375,000
Underwriting Commission             C                                 0.00%
Percentage Underwritten             S                                 0.00%
Estimated Dividend
     Dollar Amount                 DA                          $     90,000
     Yield                         DY                                 2.00%
ESOP Contributions                  P                          $    360,000
RP Contributions                    I                          $    180,000
ESOP Annual Expense                 E                          $     18,600
RP Annual Contributions             M                          $     22,320
Cost of ESOP Borrowings             F                                 0.00%

(1) Assumes Proceeds can be reinvested at 5.55 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                            Pro Forma Analysis Sheet


Calculation of Estimated Value (V) at Midpoint Value

1.              V=                   P/A(A-X-P-I)                    $ 4,500,000
                               -------------------------
                                    1-P/A(1-(CxS))

2.              V=                   P/B(B-X-P-I)                    $ 4,500,000
                               -------------------------
                                    1-P/B(1-(CxX))

3.              V=             P/E(Y-R(X+P+I)-(E+M))                 $ 4,500,000
                               ---------------------------------
                                   1-P/E(R(1-(CxX))

                                           Value
        Estimated Value                   Per Share                  Total Shares                   Date
      -------------------               -------------             -----------------         --------------------
          $4,500,000                        $10.00                       450,000              February 27, 1998

Range of Value
$4.5 million x 1.15 = $5.175 million or 517,500 shares at $10.00 per share $4.5 million x 0.85 = $3.825 million or 382,500 shares at $10.00 per share

                                 EXHIBIT VIII

FERGUSON & COMPANY      Exhibit VIII - Reconciliation of Quarterly
------------------          Reports to Financial Statements


                                                                                          Net
                                                                                        Income
                                                                                         Year
                                                                        Equity           Ended
                                                                          at          ------------
                                                                        12-31-97        12-31-97
                                                                        --------      ------------
                                                                               ($000's)
Amounts in quarterly reports                                                2,922             153

Adjustments:
  Income taxes                                                                (20)            (20)
  Accrued and prepaid expenses                                                 (8)             (8)
  1996 audit adjustments recorded in 1997                                                      20
                                                                      ------------    ------------
Net adjustments                                                               (28)             (8)
                                                                      ------------    ------------

Equity per financial statements                                             2,894
                                                                      ============

Net income per
  financial statements                                                                        145
                                                                                      ============

Source: Quarterly reports and financial statements

                                       1